SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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IBERIABANK Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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Notice of 2014

Meeting

and

Proxy Statement

April 7, 2014

To Our Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of IBERIABANK Corporation to be held in the Cabildo Room at the InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., Central Time.

The matters to be considered by shareholders at the Annual Meeting are described in the accompanying materials. Also enclosed is an Annual Report to Shareholders for 2013. Directors, officers and other regular employees of the Company, as well as representatives of the Company’s independent registered public accounting firm, will be present to respond to any questions shareholders may have.

The Board of Directors welcomes and appreciates the interest of all our shareholders in the Company’s affairs, and encourages those entitled to vote at the Annual Meeting to take the time to do so. We hope you will attend the Annual Meeting. Whether or not you expect to be personally present, please vote your shares by signing, dating and promptly returning the enclosed proxy card in the accompanying postage-paid envelope, by telephone using the toll-free telephone number printed on the proxy card, or by voting on the Internet using the instructions printed on the proxy card. This will assure that your shares are represented at the Annual Meeting.

Even though you execute this proxy, vote by telephone or vote via the Internet, you may revoke your proxy at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing and delivering a later-dated proxy (either in writing, telephonically or via the Internet) or by voting in person at the Annual Meeting. If you attend the Annual Meeting, you will be able to vote in person if you wish to do so, even if you have previously returned your proxy card, voted by telephone or via the Internet.

Your vote is important to us. We appreciate your prompt attention to this matter, and your continued support of, and interest in, IBERIABANK Corporation.

Sincerely,

Daryl G. Byrd President and Chief Executive Officer

Phone 337-521-4012 • FAX 337-521-4021 • 200 West Congress Street • Post Office Box 52747 • Lafayette, LA 70505-2747

IBERIABANK CORPORATION

200 West Congress Street

Lafayette, Louisiana 70501

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 5, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of IBERIABANK Corporation (the “Company”) will be held in the Cabildo Room at the InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., Central Time (the “Annual Meeting”), for the purpose of considering and acting on the following:

1.	election of three directors, each for a three-year term expiring in 2017;

2.	ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan;

4.	advisory vote to approve Named Executive Officer compensation; and

5.	such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on March 19, 2014, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

Robert B. Worley, Jr.
Secretary

Lafayette, Louisiana

April 7, 2014

Important Notice Regarding the Availability of Proxy Materials for the

2014 Annual Meeting of Shareholders to be held on May 5, 2014

This Notice and Proxy Statement, the Company’s 2013 Annual Report to Shareholders and the Company’s

Annual Report on Form 10-K for the year ended December 31, 2013 are available electronically at

http://www.iberiabank.com/Proxy2014

Whether or not you expect to attend the Annual Meeting, please vote by Internet or telephone, or complete the enclosed proxy and return promptly in the postage–paid envelope provided. If you vote by Internet or telephone, use the instructions on the enclosed proxy card. If you attend the Annual Meeting, you may vote either in person or by proxy. Any proxy previously executed may be revoked by you in writing or in person at any time prior to its exercise.

IBERIABANK CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 5, 2014

This Proxy Statement is being furnished to our shareholders in connection with the solicitation of proxies by the Board of Directors for use at the 2014 Annual Meeting of Shareholders to be held on May 5, 2014, or at any adjournments or postponements thereof (the “Annual Meeting”).

Your proxy will be voted in the manner you specify if you vote properly and timely by the Internet or telephone or if you complete and return the enclosed proxy card. You may revoke your proxy by notifying our Secretary in writing, by delivering a properly executed proxy of later date (either in writing, telephonically or via the Internet) to the Secretary at or before the Annual Meeting, or by voting in person at the Annual Meeting.

This Proxy Statement was mailed to each shareholder of record at the voting record date, on or about April 7, 2014.

Questions and Answers

•	Who may vote?

You may vote if you were a holder of IBERIABANK Corporation (“IBKC” or the “Company”) common stock at the close of business on March 19, 2014, which is the record date of the Annual Meeting. Each share of common stock entitles its holder to one vote on each matter to be voted on at the Annual Meeting.

Participants in our Retirement Savings Plan (the “Plan”) will receive a Voting Authorization Form for the common stock owned through this Plan. If you hold shares as a participant in the Plan and you do not provide the Plan trustee with voting instructions on any matter (either by not returning a Voting Authorization Form or voting by phone or online or due to incomplete voting instructions) and you do not vote in person by attending the Annual Meeting, your shares will be voted in the same proportion as the shares for which voting instructions were provided by other participants. The Voting Authorization Form will serve as voting instructions for the Plan trustee.

•	What may I vote on?

You may vote on:

•	the election of three nominees to serve as directors, for three-year terms expiring in 2017;

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014;

•	approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan;
•	a Board proposal for a non-binding advisory resolution to approve the compensation of Named Executive Officers; and

•	such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

•	How does the Board of Directors recommend I vote?

The Board recommends that you vote:

•	FOR each of the nominees for director;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014;

•	FOR the approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan; and

•	FOR the Board proposal for a non-binding advisory resolution to approve the compensation of Named Executive Officers.

•	If I am a shareholder of record of IBKC shares, how do I cast my vote?

If you are a holder of record of IBKC common stock, you may vote in person at the Annual Meeting. We will give you a ballot at the Annual Meeting.

If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. If you received a printed copy of these proxy materials by mail, you may vote by proxy using the enclosed proxy card, vote by proxy on the Internet, or vote by proxy over the telephone. The procedures for voting by proxy are as follows:

•	To vote by proxy using the enclosed proxy card (if you received a printed copy of these proxy materials by mail), complete, sign and date your proxy card and return it promptly in the envelope provided;

1

•	To vote by proxy on the Internet, go to https://www.proxyvote.com/ibkc to complete an electronic proxy card. You will need the 9-digit Control Number included on your proxy card; or

•	To vote by proxy over the telephone, dial 1-855-574-1381 (the toll-free phone number listed on your proxy card under the heading “To Vote by Telephone”) using a touch-tone phone and follow the recorded instructions.

If you vote by proxy, your vote must be received by 12:00 p.m., Eastern Time, on May 5, 2014, to be counted.

You may vote on the Internet or by telephone any time prior to 3:00 a.m., Eastern Time, on May 5, 2014.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

•	If I am a beneficial owner of IBKC shares, how do I vote?

If you are a beneficial owner of shares of IBKC common stock held in street name and you received a printed copy of these proxy materials by mail, you should have received a voting instruction card with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a notice by mail, you should have received the notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that voting instruction card or may vote by telephone or over the Internet as instructed by that organization in the voting instruction card. Beneficial owners that received a notice by mail from the record owner should follow the instructions included in the notice to view the Proxy Statement and transmit their voting instructions. A beneficial owner planning to vote in person at the Annual Meeting must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

•	May I change my vote?

If you are a holder of record of shares of IBKC common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	voting again by telephone or over the Internet;

•	sending us a proxy card dated later than your last vote;

•	notifying the Secretary of IBKC in writing; or

•	voting at the Annual Meeting.

•	How many votes do the proposals need in order to be approved?

Directors are elected by a plurality of the votes cast (Proposal I). Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will have no effect on the election of that nominee.

Our Board has adopted a majority voting policy which applies to an uncontested election of directors. Under this policy, any nominee for director who receives a greater number of votes “WITHHOLD” from his or her election than votes “FOR” such election is required to promptly tender his or her resignation following certification by the Secretary of the shareholder vote. The Nominating and Corporate Governance Committee would then consider the resignation and make a recommendation to our Board as to the action to be taken. This policy does not apply in contested elections. For more information, see “Proposal I — Election of Directors — Majority Voting for Directors; Director Resignation Policy.”

The affirmative vote of a majority of the votes actually cast is required for: (i) ratification of the appointment of the independent registered public accounting firm (Proposal II), (ii) approval of the Amended and Restated 2010 Stock Incentive Plan (Proposal III), and (iii) the advisory vote to approve named executive compensation (Proposal IV). Shareholders may vote “FOR”, “AGAINST”, or “ABSTAIN” on Proposal II, on Proposal III and on Proposal IV. If you abstain from voting on Proposal II, III, or IV, your shares will be counted as present for purposes of establishing a quorum, but will not be counted as a vote cast for the proposal and will have no effect on the proposal.

If you are the registered holder of IBKC common stock and you sign and submit your proxy card without voting instructions, your shares will be counted for purposes of establishing a quorum, and will be voted “FOR” each director nominee and “FOR” each of Proposals II, III and IV.

•	Is cumulative voting permitted for the election of directors?

No. You may not cumulate your vote for the election of directors.

•	What are broker non-votes?

A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote and has not received specific instructions from you. Under the rules of the New York Stock Exchange, if your broker holds your shares (i.e., your shares are held in “street name”) and delivers this Proxy Statement to you, the broker generally has authority to vote the shares on “routine” matters. Proposal II is a matter we believe will be considered “routine”; even if the broker does not receive instructions from you, the broker is entitled to vote your shares in connection with Proposal II. The other Proposals (I, III and IV) are matters we believe will be considered “non-routine”; the broker is not entitled to vote your shares without instructions. Shares held in street name which have been designated by brokers as not voted (“broker non-votes”) will not be counted as votes cast. Broker non-votes, however, will be treated as shares present for purposes of determining a quorum.

•	How many outstanding shares are there?

At the close of business on March 19, 2014, which is the record date for the Annual Meeting, there were 30,042,202 shares of IBKC common stock, par value $1.00 per share, outstanding and entitled to vote.

•	What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of our total voting power will constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on March 19, 2014, are entitled to notice of, and to vote at, the Annual Meeting.

•	Will my vote be confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.

•	How will voting be conducted on other matters raised at the Annual Meeting?

The form of proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve. It also confers discretionary authority with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to us in accordance with our Articles of Incorporation. Except for procedural matters incident to the conduct of the Annual Meeting, we do not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

•	Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. Additional solicitations of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and other regular employees, who will not receive any additional compensation for such solicitation activities. We also have hired Georgeson Inc. to assist us in the distribution of proxy materials. We will pay Georgeson a fee of $7,500, plus customary costs and expenses for these services, and we will indemnify Georgeson against any losses arising out of Georgeson’s proxy solicitation services on our behalf. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding materials to the beneficial owners of shares held of record by others.

•	Where can I find the voting results of the Annual Meeting?

We will disclose voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting, which will also be available on our website.

•	When must shareholder proposals be submitted for the 2014 Annual Meeting?

Shareholder proposals submitted for inclusion in our 2014 Proxy Statement must have been received in writing by our Secretary no later than the close of business on December 13, 2013. Shareholder proposals submitted outside the process for inclusion in the Proxy Statement must have been received from shareholders of record no later than March 7, 2014.

•	I share an address with another shareholder, and we received only one paper copy of the proxy materials and 2013 Annual Report to Shareholders. How may I obtain an additional copy of the proxy materials and Annual Report?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice and, if applicable, the proxy materials and the 2013 Annual Report to Shareholders to multiple shareholders who share the same address unless we received contrary instructions from one or more of the multiple shareholders. This procedure reduces our printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon request, we will deliver promptly a separate copy of the notice and, if applicable, the proxy materials and/or Annual Report to any shareholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice and, if applicable, the proxy materials and/or Annual Report, shareholders may call 1-800-368-5948 or send a written request to:

Secretary

IBERIABANK Corporation

200 West Congress Street

Lafayette, LA 70501

PROPOSAL I - ELECTION OF DIRECTORS

Directors and Nominees

Our Articles of Incorporation provide that the Board of Directors will be divided into three classes as nearly equal in number as possible, with each class elected by the shareholders for staggered three-year terms. At the Annual Meeting, shareholders will be asked to elect one class of directors, consisting of three directors, for three-year terms expiring in 2017. The nominees of the Nominating and Corporate Governance Committee of the Board of Directors are currently directors and have not been nominated pursuant to any other arrangement or understanding with any person. Shareholders are not entitled to cumulate their votes for the election of directors.

Our Bylaws currently provide for a Board of 11 persons. The eligibility age limit under our Bylaws for the nomination and election of directors is 76 years.

Unless otherwise directed, each proxy executed and returned by a shareholder will be voted “FOR” the election of the three nominees listed below. In the unanticipated event that any nominee is unable or unwilling to stand for election at the time of the Annual Meeting, the Bylaws provide that the number of authorized directors will be automatically reduced by the number of such nominees unless the Board determines otherwise, in which case proxies will be voted for any replacement nominee or nominees recommended by the Nominating and Corporate Governance Committee. At this time, the Nominating and Corporate Governance Committee knows of no reason why any of the nominees might be unable to serve, if elected.

Consistent with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committees seeks to nominate candidates with diverse experiences and perspectives and who have both the ability to contribute to some or various aspects of our business and a willingness to make the significant commitment of time and effort required of our directors. Community involvement and leadership are important criteria for our Board members. Each of the nominees listed below possesses these attributes.

Majority Voting for Directors; Director Resignation Policy

In 2012, the Board of Directors approved an amendment to our Corporate Governance Guidelines regarding majority voting for directors. The Board reviewed corporate governance developments and an interested shareholder proposal on the subject of majority voting in the election of directors. The Board concluded that when shareholder “WITHHOLD” votes exceed “FOR” votes with regard to a director nominee, the Nominating and Corporate Governance Committee and the Board should carefully consider and assess whether it would be appropriate for the director nominee to remain on the Board.

As amended, the Corporate Governance Guidelines provide that in an uncontested director election, any nominee for director who receives a greater number of votes “WITHHOLD” from his or her election than votes “FOR” such election (a “Majority Withheld Vote”) would promptly tender his or her resignation following certification by the Secretary of the shareholder vote. The current plurality vote standard will be retained for contested director elections (elections in which the number of director nominees exceeds the number of Board seats).

The Nominating and Corporate Governance Committee would promptly consider the resignation offer, and a range of possible responses based on the circumstances that led to the Majority Withheld Vote, if known, and make a recommendation to the Board. The Board would act on the Committee’s recommendation within 90 days following certification of the shareholder vote.

If each member of the Committee received a Majority Withheld Vote at the same election, then the directors who did not receive a Majority Withheld Vote would consider the resignation offers and recommend to the Board whether to accept them. If three or fewer directors failed to receive a Majority Withheld Vote, all directors may participate in the action regarding the resignation offers. Any director who tenders his or her resignation pursuant to the Guidelines would not participate in the Committee’s recommendation or Board action regarding whether to accept his or her individual offer to resign. Thereafter, the Board would promptly disclose its decision-making process and decision regarding whether to accept the director’s resignation offer (or the reason(s) for rejecting the resignation offer, if applicable) in a Current Report on Form 8-K furnished to the SEC.

A link to the Corporate Governance Guidelines is on the “Investor Relations” portion of the Company’s website, at http://www.iberiabank.com.

NOMINEES FOR TERMS TO EXPIRE IN 2017

Harry V. Barton, Jr.

•	Resides in Lafayette, LA

•	Director Since 1993

•	59 Years of Age

•	Independent

•	Committees: Audit (Chairman), Executive and Nominating and Corporate Governance

Harry V. Barton, Jr. is the owner of Barton Advisory Services, LLC and Harry V. Barton CPA, LLC where he is a Registered Investment Advisor and Certified Public Accountant. In 2009, he earned the AICPA designation of Personal Financial Specialist. Mr. Barton has over 30 years of experience in the accounting industry. His expertise in the industry includes audit, review and compilation of financial statements, as well as the preparation of individual and corporate tax returns and tax planning for business and high net worth clients. He is also experienced in consulting and advising on business mergers and acquisitions.

A native of Baton Rouge, Louisiana, Mr. Barton is a graduate of the University of Louisiana at Lafayette where he earned his Bachelor of Science in Business Administration. He is a Member of the American Institute of Certified Public Accountants, Personal Financial Planning Section, Tax Section, State Society of Louisiana CPAs and the Greater Lafayette Chamber of Commerce. He has been a member of the State Society of Louisiana CPAs Business Consulting and Personal Financial Planning Committees and served on the Board of the Lafayette General Hospital Membership Corporation. He has also served as past Chairman of the Community Foundation of Acadiana – Professional Advisors Sub-Committee.

Mr. Barton’s accounting, tax, and investment advisory experience, as well as his contacts in the local community, are among his qualifications to serve on the Board of Directors and as Chairman of the Audit Committee, and provide significant value to the Board.

E. Stewart Shea, III

•	Resides in New Iberia, LA

•	Director Since 1990

•	62 Years of Age

•	Independent

•	Committees: Board Risk, Compensation (Chairman), Executive and Nominating and Corporate Governance

E. Stewart Shea, III is Vice Chairman of the Board of IBERIABANK Corporation and IBERIABANK. Mr. Shea has served on the IBERIABANK Board of Directors since 1990 and currently serves as Chairman of the Compensation Committee and Co-Chairman of IBERIABANK’s New Iberia Advisory Board.

Mr. Shea began his career working for Houston-based M.W. Kellogg, a company specializing in heavy industrial construction. In 1975, he joined The Bayou Companies, LLC, a 65-year-old fourth generation family owned and operated business which provides various services to the domestic and international oil and gas pipeline industry and is headquartered at the Port of Iberia in New Iberia, Louisiana; Bayou Coating, LLC, headquartered in Baker, Louisiana which specializes in the application of external corrosion and internal flow assurance coatings to the domestic and international oil and gas pipeline markets; and Commercial Coating Services International, based in Conroe, Texas which offers custom coating, field applied girth weld services and lubricity coatings for the expanded tubular market. During his last 15 years with the company, he served in the capacity of Managing Partner for all of the Bayou affiliated entities and also sat on the Board of Directors. The company was sold to a publicly traded company in February 2009 in an asset based transaction; Mr. Shea continues to manage the remaining stock company now known as Bayou Holdings Company, LLC. He is also actively involved in other investments.

Mr. Shea earned a Bachelor of Science degree in Construction Technology and his Masters in Business Administration from Louisiana State University. Mr. Shea has been civically involved in the New Iberia and Acadiana communities and has served as past Chairman of The Iberia Industrial Development Foundation and the Port of Iberia Business Association; he has served on the Boards of Epiphany Day School and Catholic High School and also served as Past Section Leader for the United Way. He currently sits on the Board of the Community Foundation of Acadiana.

Mr. Shea was on the Board of, and served as Chairman of, INGAA (Interstate Natural Gas Association of America), an organization that speaks for the pipeline companies in the business of transporting natural gas. This affiliation, along with his years of experience in owning and managing an oil and gas service company, gives Mr. Shea additional insight and connectivity into the communities and markets that IBERIABANK serves.

Mr. Shea’s business experience and contacts both in the oil and gas pipeline industries and in the communities and markets served by IBERIABANK, as well as his long-term relationship with and service to IBERIABANK, are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

David H. Welch

•	Resides in Lafayette, LA

•	Director Since 2005

•	65 Years of Age

•	Independent

•	Committees: Board Risk (Chairman), Compensation and Nominating and Corporate Governance

David H. Welch is Chairman of the Board, President, and Chief Executive Officer of Stone Energy Corporation. He has served as President and Chief Executive Officer and a Director of Stone Energy since 2004 and as Chairman of the Board since May 2012. Stone Energy is an independent oil and natural gas company engaged in the acquisition, exploration, exploitation, development and operation of oil and gas properties. Prior to joining Stone Energy, Dr. Welch held many executive positions with Amoco Onshore and later BP. His expertise in the energy industry provides us with insight into this opportunistic field.

Dr. Welch studied petroleum engineering at Louisiana State University and Colorado School of Mines, economics and chemical engineering at Tulane University, and business at Harvard University. He completed a doctoral dissertation entitled “World Oil Market Economics”. He has testified on multiple occasions before the U.S. Senate on energy related issues. An expert in the professional industry, Dr. Welch serves as a Director of Stone Energy Corporation, past chairman of the Offshore Energy Center, an executive director of the National Ocean Industries Association, a trustee of the Nature Conservancy and a director of Louisiana Association of Business and Industry. He also serves as Chairman of Upper Lafayette Economic Development Foundation and was the 2010 chairman of the Greater Lafayette Chamber of Commerce and 2011 Chairman of the United Way of Acadiana.

Dr. Welch’s experience and relationships in the energy industry, his experience as the chief executive officer and a director of another publicly traded company and his contacts in communities served by IBERIABANK are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

DIRECTORS WHOSE TERMS EXPIRE IN 2016

Elaine D. Abell

•	Resides in Lafayette, LA

•	Director Since 1993

•	72 Years of Age

•	Independent

•	Committees: Board Risk, Investment and Nominating and Corporate Governance

Elaine D. Abell is an attorney and the President of the Board of Directors for Fountain Memorial Funeral Home and Cemetery.

Ms. Abell is very engaged in the community, where she currently serves on the Board of Directors for the Women’s Foundation of Acadiana (Past Chairman), Citizens Advisory Committee of the Metropolitan Planning Organization (Past Chairman), Lafayette Metropolitan Expressway Commission (Chairman), University Medical Center Management Corporation, the LSU Research and Technology Foundation, LSU Honors College Advisory Council, the LSU Press and Southern Review Advisory Board, and the Board of Directors of the Lafayette Central Park.

She is Past Chairman and former member of the Louisiana State University Board of Supervisors, Louisiana State Mineral Board, and the Community Foundation of Acadiana. Ms. Abell served on the Executive Committee of the Commission on Colleges (Southern Association of Colleges and Schools). She also served on the Council for a Better Louisiana Board, and the Academy of the Sacred Heart Board of Trustees, and is a Leadership Louisiana Member and a founding Board Member of Women’s and Children’s Hospital of Acadiana. She has been on the Junior League of Lafayette Board, and was Past President of Southwest Louisiana Educational and Referral Center. Ms. Abell has worked extensively with the Greater Lafayette Chamber of Commerce Board where she served on the Executive Committee.

Her honors include induction into the Louisiana State University Alumni Association’s Hall of Distinction in 1997, designation in Women Who Mean Business (Times of Acadiana) in 2006, recipient of the Leah Hipple McKay Memorial Award for Outstanding Volunteerism presented by the Louisiana State Bar Association in 2007, and recognition as a Louisiana Pathfinder in 2011 by the Women’s Summit.

Ms. Abell’s legal experience, her community service and her contacts in markets served by IBERIABANK are among her qualifications to serve on the Board of Directors and provide significant value to the Board.

Angus R. Cooper, II

•	Resides in Mobile, AL

•	Director Since 2012

•	72 Years of Age

•	Independent

•	Committee: Audit, Investment and Nominating and Corporate Governance

Angus R. Cooper, II is the Chairman and Chief Executive Officer of Cooper/T. Smith Corporation, which is headquartered in Mobile, Alabama. Cooper/T. Smith Corporation is one of America’s oldest and largest stevedoring and maritime-related firms with operations on all three U.S. coasts, including the ports of New Orleans, Louisiana, Mobile, Alabama, and Houston, Texas, as well as foreign operations in Central and South America.

Mr. Cooper is a native of Mobile, Alabama. Mr. Cooper earned his Bachelor of Science degree from the University of Alabama in 1964. In 1995, he received the Transportation Award from the College of Commerce and Business Administration at the University of Alabama.

Mr. Cooper currently serves on the Board of Directors of the Coast Guard Foundation and Crescent Towing and Salvage Co., Inc. He formerly served on the Board of Trustees of The University of Alabama System. He is Vice President of the Crimson Tide Foundation and is a member of the Chief Executives Organization, Inc. He is chairman of the Senior Bowl, and of the Mobile Arts and Sports Association, and a member of the Mobile Area Chamber of Commerce, Mobile Carnival Association, Mobile Touchdown Club, Eastern Shore Art Association, New Orleans Business Council and the World Trade Center. Mr. Cooper is Honorary Chair for the Alabama Kidney Foundation. He was a former co-chairman of the Mobile Area United States Olympic Committee. In 1998, he received the World Trade Club Award. In 2004, he received the Bank One Junior Achievement Award and, in 2005, he was chosen as a Role Model for the Young Leadership Council. He was named “Maritime Person of the Year 2005” by the Propeller Club of New Orleans. He also received the 14th International Maritime Hall of Fame Award in 2007. In 2009, Mr. Cooper was inducted into the Alabama Academy of Honor and in 2013 he was inducted into the Alabama Business Hall of Fame. He also formerly served as Chairman of the Board of Commissioners of the Port of New Orleans, and a Director of the Federal Reserve Bank, Alabama Dry Dock and Shipbuilding, Inc., Boy Scouts of America, Children’s Hospital, and Mississippi Valley Bulk Exporters Council. Mr. Cooper is a regional director for Who’s Who in U.S. Companies, World Presidents’ Organization, World Business Council and the Executive Hall of Fame.

Mr. Cooper previously served on the Board of Directors of Whitney Holding Corporation from 1994 until its merger in 2011 with Hancock Holding Company.

Mr. Cooper’s experience as the chief executive officer of a large international company, his insight into markets served by IBERIABANK, business background and relationships, and his knowledge of the banking industry are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

William H. Fenstermaker

•	Resides in Lafayette, LA

•	Director Since 1990

•	65 Years of Age

•	Independent

•	Committees: Compensation, Executive (Chairman) and Nominating and Corporate Governance (Chairman)

William H. Fenstermaker is Chairman of the Board of IBERIABANK Corporation and IBERIABANK.

Mr. Fenstermaker is Chairman and Chief Executive Officer of C.H. Fenstermaker and Associates, Inc., a surveying, mapping, engineering and environmental consulting company that has been serving the oil and gas industry for over 60 years. The company is headquartered in Lafayette, Louisiana, with offices in Houston, Texas, New Orleans, Louisiana, Shreveport, Louisiana, Baton Rouge, Louisiana, San Antonio, Texas, Lake Charles, Louisiana,

Cambridge, Ohio and Montrose, Pennsylvania. The geographical coverage of his company gives him additional insight and connectivity into communities IBERIABANK also serves. Mr. Fenstermaker’s experience in the energy industry also provides IBERIABANK additional depth in a segment that we have targeted as a growth opportunity.

Mr. Fenstermaker is not only recognized as a leader in his field, but a leader in the state of Louisiana. Mr. Fenstermaker is a member of the World Presidents’ Organization, Chief Executives Organization, Committee of 100 for the State of Louisiana and the Phi Kappa Phi Honor Society. He serves on the Louisiana Board of Regents that coordinates all public higher education in Louisiana, and the Board of Trustees of Lafayette General Medical Center (as its Immediate Past Chairman), the largest full-service medical facility serving the Acadiana region. Mr. Fenstermaker also sits on the Board and is Past Chairman of the Louisiana Association of Business and Industry, Chairman of the University of Louisiana-Lafayette Foundation, Board of Directors and Past Chairman of the University of Louisiana Executive Advisory Council, Advisory Board of the Louisiana Geographical Survey, and the Board of Directors and Past Chairman of the Louisiana Oil and Gas Association and is a founder, Past Chairman, and Trustee of Blueprint Louisiana. The list of the key roles he has played with local non-profit, civic and business organizations is indicative of his commitment to the Lafayette community. His honors include Business Person of the Year (Times of Acadiana) in 1998, the Lafayette Civic Cup in 1999, the Boy Scouts of America Distinguished Citizen Award in 2001, and the Executive of the Year (Acadiana Business Magazine) in 2009. He also received an Honorary Doctorate of Science Degree from the University of Louisiana-Lafayette in 2003.

Mr. Fenstermaker’s business experience and relationships, his contacts in communities served by IBERIABANK and in the State of Louisiana, and his long-term relationship with and service to IBERIABANK are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

O. Miles Pollard, Jr.

•	Resides in Baton Rouge, LA

•	Director Since 2003

•	76 Years of Age

•	Independent

•	Committees: Audit, Compensation and Nominating and Corporate Governance

O. Miles Pollard, Jr. is the President of Pollard Estates Development Corporation, a real estate development corporation headquartered in Baton Rouge, Louisiana. Mr. Pollard has an extensive mortgage banking and insurance background and has been involved in real estate investments for over 50 years. He previously served as Vice President of O.M. Pollard Corporation (real estate development); Past President and Director of Pollard Insurance Agency, Inc.; and Executive Vice President and co-owner of Troy-Nichols, Inc. (mortgage banking and insurance). He was also co-owner of PACT Capital in Monroe, Louisiana and served as a Director of Coca-Cola Bottling Company West, Inc., in Atlanta, Georgia. Mr. Pollard’s prior board experience with publicly traded companies includes First Commerce Corporation (Executive and Audit Committees); City National Bank (Executive and Loan Review Committees); John I. Jacob Shipping Company of London, England; United Companies of Baton Rouge, Louisiana (Executive, Audit and Compensation Committees); Palomar Financial of Monroe, Louisiana (Executive Committee); and Kimbrough Mortgage Company of Jackson, Mississippi (Executive Committee).

Mr. Pollard is Vice President for the Board of Trustees of the Burden Foundation in Baton Rouge, Louisiana. He has served as an Emeritus Board Member, Past Chairman of the Board and Treasurer for Longue Vue House and Gardens in New Orleans, Louisiana. He has served on the Board of Trustees of Avon Old Farms in Avon, Connecticut, as Honorary Chairman for Ursuline Academy Capital Campaign (New Orleans, Louisiana) and on the Board of Directors for Episcopal High School, Baton Rouge, Louisiana. He attended Louisiana State University.

Mr. Pollard’s business experience and relationships, as well as his prior board experience with other publicly traded companies and his knowledge of the banking industry are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

DIRECTORS WHOSE TERMS EXPIRE IN 2015

Ernest P. Breaux, Jr.

•	Resides in New Iberia, LA

•	Director Since 1999

•	69 Years of Age

•	Independent

•	Committees: Investment (Chairman) and Nominating and Corporate Governance

Ernest P. Breaux, Jr. was the Chairman and Chief Executive Officer of Ernest P. Breaux Electrical, Inc., an electrical contracting company from 2005-2010. The company, headquartered in New Iberia, Louisiana, specializes in all fields of electrical instruction. Mr. Breaux was also Chairman and Chief Executive Officer of Equipment Tool Rental and Supply, Inc., Iberia Investment Group, LLC, and Iberia Investments Land Holdings, LLC. In September 2010, Mr. Breaux retired.

A native of New Iberia, Louisiana, Mr. Breaux was heavily involved in the electrical industry and within the communities he served. He continues to be an active member of the Institute of Electrical and Electronic Engineers, Louisiana Engineering Society (Registered Engineer), Associated Builders and Contractors (Past President) and the Iberia Industrial Development Foundation (Past Chairman). He is also a past member of the National Joint Apprenticeship Training Committee, Education Industry and Business Council (Past Co-Chairman), State of Louisiana Licensing Board for Contractors, State of Louisiana Work Force Development (under Governor Mike Foster) and the Vision 2000 Commission (City of New Iberia, Louisiana). From January 2011 to December 2013, he was a member of the Finance Committee of the Community Foundation of Acadiana.

His honors include the Patterson Award as Outstanding Electrical Apprentice of Southwest Chapter of NECA (NJATC) in 1967, Merit Shop Man of the Year (Associated Builders and Contractors) in 1992, the Integrity Award (Lafayette Better Business Bureau) in 1997, Outstanding Service as Chairman of Education, Industry and Business (Iberia Industrial Development Foundation) in 2001, Beam Club Award Recipient (ABC) in 2002 and the A.B. Paterson Medal for an Engineer in Management in 2005.

From 2001-2004, Mr. Breaux was Regional Operating Officer for Regions 1, 4 and Gulf Plains of Integrated Electrical Services, Inc. (“IES”). In August 2007, the SEC filed a complaint in the Southern District of Texas, Houston Division, against IES and certain of its former officers and employees, including Mr. Breaux. The complaint alleged that the former officers and employees aided and abetted IES’s violations of Sections 13(a) and 13(b) (2) (A) of the Securities Exchange Act of 1934 and Rules 12b-20, 13a-1, and 13a-13 thereunder. On August 30, 2007, Mr. Breaux, without admitting or denying the alleged disclosure and accounting violations, agreed to settle the SEC’s action by consenting to a permanent injunction against future violations.

Mr. Breaux’s business experience and contacts in the local community are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

Daryl G. Byrd

•	Resides in New Orleans, LA

•	Director Since 1999

•	59 Years of Age

•	Not Independent

•	Committees: Executive and Investment

Daryl G. Byrd is President and Chief Executive Officer of IBERIABANK Corporation and IBERIABANK headquartered in Lafayette, Louisiana. He also serves on the Board of Directors of each organization.

A native of Columbia, South Carolina, Mr. Byrd began his banking career with Trust Company Bank of Georgia (now SunTrust) in 1980. In 1985, he moved from North Carolina having worked for BB&T, to Louisiana to lead commercial lending activities for First National Bank of Lafayette, a subsidiary of First Commerce Corporation. In 1990, Byrd was named President and CEO of Rapides Bank and Trust Company in Alexandria, another subsidiary bank of First Commerce Corporation. In 1992, he moved to First National Bank of Commerce, the lead bank for First Commerce Corporation, as Executive Vice President in charge of the commercial banking and mortgage banking groups. During his tenure in New Orleans with First Commerce, he also managed the strategic development for multiple businesses and had responsibility for other business lines and support functions. Following the First Commerce/Bank One merger, Mr. Byrd was named President and CEO of Bank One, Louisiana, New Orleans region. He joined IBERIABANK Corporation and IBERIABANK in mid-1999.

From January 2011 until December 2013, Mr. Byrd was the Federal Advisory Council representative for the Sixth District of the Federal Reserve System and a member of the Federal Advisory Council, which is composed of 12 representatives of the banking industry and consults with and advises the Board of Governors of the Federal Reserve System on matters within the Board’s jurisdiction.

Mr. Byrd has held leadership positions in numerous civic organizations in Lafayette, Alexandria, and New Orleans. He is currently a Member of the Board of Trustees for Eaglebrook School (Deerfield, Massachusetts), a member of the A.B. Freeman School of Business Council (Tulane University) and on the Council of Directors for the University of Alabama Culverhouse Board of Visitors and a member of the Dean’s Advisory Council, for the UAB Collat School of Business. He serves on the Board of the Louisiana Association of Business and Industry, the Greater New Orleans Foundation, the Bureau of Governmental Research, the New Orleans Business Council and the New Orleans Museum of Art (NOMA). He was recognized by the University of Alabama in Birmingham as the MBA Distinguished Alumnus in 2001 and has been a member of the World Presidents’ Organization – Louisiana Chapter since 2004. In 2012, Mr. Byrd was the recipient of the Weiss Award from the New Orleans Council for Community and Justice and was named Louisianian of the Year - Entrepreneur by Louisiana Life Magazine.

In the past, Mr. Byrd has chaired the United Way Campaigns in Acadiana, Central Louisiana, and New Orleans. He has also served on the Board of the Lafayette Downtown Development Authority, the Board for the Lafayette Chamber of Commerce, and the boards and executive committees of the New Orleans Chamber of Commerce and the Alexandria Chamber of Commerce. Finally, he has previously served on the Acadiana Arts Council, the United Way of Acadiana Board, the Rapides Educational Endowment Fund, the American Red Cross, the Salvation Army, the Acadiana Symphony Orchestra, and the Friends of the New Orleans Center of Creative Arts (N.O.C.C.A.).

Mr. Byrd earned a Bachelor of Science degree in Business Administration from Samford University in 1976 and a Master of Business Administration degree from the University of Alabama at Birmingham in 1978.

Mr. Byrd’s banking experience, his knowledge of our products and services and the regulatory environment in which we operate, as well as his relationships in the banking and financial industries are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

John N. Casbon

•	Resides in New Orleans, LA

•	Director Since 2001

•	65 Years of Age

•	Independent

•	Committees: Board Risk, Investment and Nominating and Corporate Governance

John N. Casbon serves as Executive Vice President of First American Title Insurance Company and Chief Executive Officer and President of First American Title Insurance Company of Louisiana, a member of The First American Corporation (NYSE: FAF) family of companies. He has been associated with FAF for over 30 years.

A Florida native, Mr. Casbon graduated from Florida State University with degrees in both Real Estate Finance and Hotel Management and a major in marketing. As a community leader, he works to encourage businesses to assume pro-active civic roles for the betterment and improvement of New Orleans, Louisiana. He founded the New Orleans Police Foundation in 1995 for the purpose of linking businesses with the police department. He is Past

Chairman of the Board of the Police Foundation. Mr. Casbon serves or has served on the boards of the American Land Title Association, the LSU Department of Psychiatry Advisory Board, the Louisiana Trooper Foundation, the Business Council of New Orleans and the River Region and The New Orleans/River Region Chamber of Commerce. He is a member of the Louisiana World Presidents’ Organization. Mr. Casbon received the 1998 FBI Director’s Community Leadership Award for his role in creating and leading the New Orleans Police Foundation, and was also the recipient of the Anti-Defamation League’s 1998 A.I. Botnick Torch of Liberty Award. In 1999, he was awarded the Mayor’s Medal of Honor and in 2014 Mr. Casbon received the National Civil Rights Award from the National Urban League.

Mr. Casbon’s experience in the title insurance industry and his knowledge of and contacts in markets served by IBERIABANK are among his qualifications to serve on the Board of Directors and provide significant value to the Board.

John E. Koerner, III

•	Resides in New Orleans, LA

•	Director Since 2012

•	71 Years of Age

•	Independent

•	Committees: Audit, Board Risk and Nominating and Corporate Governance

John E. Koerner, III has been the managing member of Koerner Capital, LLC, a private investment company, or the President of its predecessor, Koerner Capital Corporation, since 1995. From 1976 to 1995, he was President and co-owner of Barq’s, Inc. and its subsidiary, The Delaware Punch Company.

Mr. Koerner has been a director of Lamar Advertising Company since 2007 and a director of Legg Mason, Inc. since 1990. He serves on a number of other business boards, including Geocent, LLC and Selltis, LLC.

Mr. Koerner is a member of a number of civic boards including The Nature Conservancy of Louisiana, of which he is Chairman of the Board of Trustees, and the World War II Museum. He served as Chairman of the New Orleans Regional Chamber of Commerce for 1995, was a past Co-Chairman of Metrovision, and was the 2002-2003 Chairman of the New Orleans Business Council.

Mr. Koerner has extensive experience in corporate finance, the management of capital intensive organizations, and capital markets. Through his service on other boards, Mr. Koerner also has experience with a broad range of corporate governance matters.

Mr. Koerner’s background and civic board service provide a link to markets served by IBERIABANK and are among his qualifications to serve on the Board of Directors, and provide significant value to the Board.

CORPORATE GOVERNANCE

Board of Directors and Shareholder Meetings

The Board of Directors met 17 times during the fiscal year ended December 31, 2013. All directors attended at least 75% of the total of all meetings of the Board of Directors and assigned committees in 2013. We encourage directors’ attendance at our annual shareholder meetings and request that directors make reasonable efforts to attend such meetings. All of the members of the Board of Directors attended the 2013 Annual Meeting of Shareholders.

Board Leadership Structure

Pursuant to our Bylaws, at the first meeting of each newly elected Board of Directors, or at such other time when there is a vacancy, the Board solicits input and nominations from its members and elects one of its members as Chairman to serve at the Board’s pleasure. The Chairman presides over each Board meeting and performs such other duties as may be incident to the office.

Although our Bylaws and Corporate Governance Guidelines would allow our Chairman to hold the position of Chief Executive Officer, it is the current policy of the Board to separate these offices. This separation allows our Chairman to maintain an independent role in management oversight. The Chairman of the Board also chairs the Nominating and Corporate Governance Committee.

Risk Management

Our Board of Directors recognizes that risk management is an enterprise–wide responsibility. Our Board assumes a significant role in risk management both through its actions as a whole and through its committees.

•	The Board Risk Committee assists the Board in fulfilling its responsibilities with respect to oversight of the Company’s enterprise risk management framework, including significant policies and practices used in managing strategic, credit, liquidity, market, operational, compliance, reputational, legal and certain other risks. The Board Risk Committee’s role and its relationship and interaction with the Board and other committees regarding risk oversight are more fully described under “Committees of the Board – Board Risk Committee” and “Committee Interaction.”

•	The Compensation Committee evaluates, with our senior officers, risks posed by our compensation programs and seeks to limit any unnecessary or excessive risks these programs may pose to us, in order to avoid programs that might encourage such risks. The Compensation Committee’s role and its relationship and interaction with the Board, the Board Risk Committee and the Audit Committee are more fully described under “Committees of the Board – Compensation Committee,” “Committee Interaction” and “Compensation Committee Report.”

•	The Audit Committee reviews our systems to manage and monitor financial risk with management and our internal audit department. The Audit Committee’s role and its relationship and interaction with the Board, the Board Risk Committee and the Compensation Committee are more fully described under “Committees of the Board – Audit Committee” and “Committee Interaction.”

While each of these committees is responsible for evaluating certain risks and overseeing the management of these risks, the entire Board of Directors is regularly informed through committee reports about such risks.

In addition, the Board of Directors and executive management have appointed a Chief Risk Officer, who is an executive officer of the Company, to support the risk oversight responsibilities of the Board and its committees, and to involve management in enterprise-wide risk management by establishing committees comprised of management personnel. The Chief Risk Officer also manages a team of senior officers who are assigned responsibility for oversight of particular risks.

Board of Director Independence

Each year, the Board of Directors reviews the relationships that each director has with us and with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable NASDAQ listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are considered to be “independent directors.” The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ relationships with us and our competitors, suppliers and customers; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which our Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that Ms. Abell and Messrs. Barton, Breaux, Casbon, Cooper, Fenstermaker, Koerner, Pollard, Shea and Welch are independent directors of IBERIABANK Corporation within the meaning of applicable NASDAQ listing standards. Independent Board members met in executive session without management present six times during the year ended December 31, 2013.

Shareholder Communications

Shareholders may communicate directly with members of the Board of Directors or the individual chairperson of a standing Board of Directors’ committee by writing directly to those individuals at the following address: 200 West Congress Street, Lafayette, Louisiana, 70501. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office. The Board of Directors reserves the right to revise this policy in the event it is abused, becomes unworkable or otherwise does not efficiently serve the policy’s purpose.

Codes of Ethics

The Board of Directors has adopted a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The Board of Directors also has adopted a Code of Ethics that applies to all officers, other employees and directors. Links to both codes of ethics are on the “Investor Relations” portion of our website at: http://www.iberiabank.com. Any waiver or substantial amendments of the codes of ethics applicable to our directors and executive officers also will be disclosed on our website.

Preferred Stock Issuance Representation

The Board of Directors represents that it will not, without prior shareholder approval, issue any series of preferred stock for any defensive or anti-takeover purpose, for the purpose of implementing any shareholder rights plan or with features specifically intended to make any attempted acquisition of the Company more difficult or costly. Subject to these limitations, the Board of Directors may issue preferred stock in connection with capital raising transactions, acquisitions, and joint ventures and for other corporate purposes that may have the effect of making such an acquisition more difficult or costly, as could also be the case if the Board of Directors were to issue additional shares of common stock. This representation is part of our Corporate Governance Guidelines, a link to which is in the “Investor Relations” portion of our website at: http://www.iberiabank.com.

Corporate Governance Guidelines

The Board of Directors has adopted written Corporate Governance Guidelines, which outline the Board’s responsibilities and duties to our shareholders, employees and customers, and to the communities in which we do business, to ensure that we operate with the highest professional, ethical, legal and socially responsible standards. The Guidelines address a number of matters relating to our directors, including Board composition and qualifications, functions of the Board and committees of the Board.

The Guidelines also address the following matters of corporate governance:

•	No director of our Company may serve on more than three other public company boards. It is expected that each director will be available to attend substantially all meetings of the Board and any committees on which he or she will serve.

•	Directors are required to submit a letter of resignation to the Board upon a job change. There should be an opportunity for the Board through the Nominating and Corporate Governance Committee to review the appropriateness of Board membership under the circumstances.

•	Employee directors should offer to resign from the Board upon their resignation, removal or retirement as an officer of the Company.

•	Specific Company stock ownership guidelines for both directors and Named Executive Officers have been established. These stock ownership guidelines are described in this Proxy Statement under “Compensation Discussion and Analysis — Stock Ownership Guidelines.” Adoption of these guidelines was intended to ensure that the interests of directors and Named Executive Officers are aligned with the interests of our shareholders.

•	The Company supports and encourages directors’ periodic participation in continuing education programs to assist them in performing their corporate governance responsibilities.

•

In an uncontested election of directors, any nominee for director who receives a greater number of votes “WITHHOLD” from his or her election than votes “FOR” such election shall promptly tender his or her resignation following certification by the Secretary of the shareholder vote. The Nominating and Governance Committee would then consider the resignation and make a recommendation to our Board as to the action to be taken. This guideline does not apply in contested elections. For more information about this policy, see “Proposal I — Election of Directors — Majority Voting for Directors; Director Resignation Policy.”

A link to these guidelines is on the “Investor Relations” portion of our website at: http://www.iberiabank.com.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables include, as of the record date (March 19, 2014), certain information as to the common stock beneficially owned by:

•	persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of our common stock;

•	our directors;

•	our Named Executive Officers identified in the Summary Compensation Table elsewhere herein; and

•	all of our directors and executive officers as a group.

	Common Stock Beneficially Owned as of December 31, 2013
Name and Address of Beneficial Owner	Amount	Percentage
BlackRock, Inc.(1) 40 East 52nd Street New York, NY 10022	1,766,218	5.90%

The Vanguard Group, Inc. (2) 100 Vanguard Blvd. Malvern, PA 19355	1,588,871	5.33%

AllianceBerstein L.P.(3) 1345 Avenue of the Americas New York, NY 10105	1,551,891	5.20%

(1)	As reported on Schedule 13G/A, dated as of January 17, 2014 and filed with the SEC on January 29, 2014, BlackRock, Inc., a Delaware corporation, has sole voting power with respect to 1,666,306 shares and sole dispositive power with respect to 1,766,218 shares.
(2)	As reported on Schedule 13G, dated as of February 6, 2014, and filed with the SEC on February 11, 2014, The Vanguard Group, Inc., a Pennsylvania corporation, has sole voting power with respect to 44,815 shares, sole dispositive power with respect to 1,546,256 shares and shared dispositive power with respect to 42,615 shares. Vanguard Fiduciary Trust Company and Vanguard Investments Australian, LTD, each a wholly owned subsidiary of The Vanguard Group, are the beneficial owners of 42,615 shares and 2,200 shares, respectively, as a result of serving as investment managers of collective trust accounts and Australian investment offerings, respectively.
(3)	As reported on Schedule 13G, dated as of January 29, 2014, and filed with the SEC on February 10, 2014, AllianceBernstein L.P. may be deemed to be the beneficial owner of 1,551,891 shares as of December 31, 2013, acquired on behalf of client discretionary investment advisory accounts. AllianceBernstein has sole voting power over 1,336,803 shares, sole dispositive power over 1,523,150 shares and shared dispositive power over 28,741 shares. AllianceBernstein L.P. is a majority owned subsidiary of AXA Financial, Inc. and an indirect majority owned subsidiary of AXA SA. AllianceBernstein L.P. may be deemed to share beneficial ownership with AXA reporting persons by virtue of 28,741 shares of common stock acquired on behalf of the general and special accounts of the affiliated entities for which AllianceBernstein L.P. serves as a subadvisor.

	Common Stock Beneficially Owned as of Record Date (1) (2) (3) (4)
Directors:	Amount		Percentage

Elaine D. Abell	52,075	(5)	*
Harry V. Barton, Jr.	32,349		*
Ernest P. Breaux, Jr.	30,865		*
Daryl G. Byrd	387,883		1.28%
John N. Casbon	10,323		*
Angus R. Cooper, II	41,000		*
William H. Fenstermaker	55,527	(5)	*
John E. Koerner, III	5,500		*
O. Miles Pollard, Jr.	11,838	(5)	*
E. Stewart Shea, III	83,905	(5)	*
David H. Welch	8,276		*

Named Executive Officers who are not directors:

Anthony J. Restel	75,387		*
Michael J. Brown	182,178		*
John R. Davis	106,853		*
Jefferson G. Parker	66,634		*
All directors and executive officers as a group (21 persons)	1,241,392		4.08%

*	Represents less than 1% of the outstanding common stock.
(1)	Unless otherwise indicated, shares are held with sole voting and dispositive power.
(2)	Includes shares of common stock owned directly by directors and executive officers, as well as shares held by their spouses, minor children and trusts of which they are trustees. Also includes shares held under a power of attorney and shares allocated to the accounts of participants in our Retirement Savings Plan.
(3)	Includes all shares that may be acquired upon the exercise of stock options, including those vesting within 60 days of the record date, as follows: 1,563 shares by Ms. Abell; 186,568 shares by Mr. Byrd; 3,125 shares by Mr. Fenstermaker; 3,125 shares by Mr. Pollard; 3,125 shares by Mr. Shea; 35,670 shares by Mr. Restel; 69,652 shares by Mr. Brown; 42,513 shares by Mr. Davis; 21,788 shares by Mr. Parker; and 392,307 shares by all directors and executive officers as a group.
(4)	Includes unvested restricted shares that may be voted by the following persons: 53,953 shares by Mr. Byrd; 17,513 shares by Mr. Restel; 21,743 shares by Mr. Brown; 16,939 shares by Mr. Davis; 26,400 shares by Mr. Parker; and 203,388 shares by all directors and executive officers as a group.
(5)	Includes the following shares of common stock pledged as security for loans from unaffiliated parties: Ms. Abell – 11,259 shares; Mr. Pollard – 6,650 shares; Mr. Shea – 7,714 shares; Mr. Fenstermaker – 20,086 shares.

In addition to beneficial ownership of common stock, some of our executive officers hold shares of “phantom stock” that are not reported in the security ownership table but represent additional financial interests that are subject to the same market risks as common stock. The value of these phantom shares is the same as the value of the corresponding number of shares of common stock. As of the record date, executive officers named in the security ownership table hold a pecuniary interest in the following number of shares of phantom stock: 23,252 shares by Mr. Byrd; 7,975 shares by Mr. Restel; 10,064 shares by Mr. Brown; 7,975 shares by Mr. Davis; 12,485 shares by Mr. Parker; and 90,388 shares by all executive officers as a group.

Pursuant to the Amended and Restated 2010 Stock Incentive Plan (the “Stock Incentive Plan”), the Compensation Committee may, among other things, award restricted share units payable in shares of common stock that vest upon attainment of one or more performance measures (“RSUs”) to key employees. Upon the terms and conditions of the Stock Incentive Plan and the RSU Agreement, on February 17, 2014, the Compensation Committee awarded RSUs that vest based on satisfaction of the conditions set forth in the RSU Agreement to the Named Executive Officers as follows:

Name	Number of Shares or Units of Stock
Daryl G. Byrd	6,382
Anthony J. Restel	1,649
Michael J. Brown	2,221
John R. Davis	1,548
Jefferson G. Parker	1,632

Each RSU represents the right to receive one share of Company common stock, subject to the terms and conditions set forth in the Stock Incentive Plan and the RSU Agreement.

Following the end of the three-year performance period, but prior to March 1, 2017, the Compensation Committee will determine the percentage of the target award value that will vest, which will be between 0% and 200% of the target award value. Payout of the vested RSUs will be effective on March 1, 2017. Any remaining unvested RSUs will be immediately forfeited.

Pursuant to the Stock Incentive Plan, the Compensation Committee may also award performance units representing shares of the Company’s common stock, payable in cash that vest upon attainment of one or more performance measures to key employees (“Performance Units”). Upon the terms and conditions of the Stock Incentive Plan and the Performance Unit Agreement, on February 17, 2014, the Compensation Committee awarded Performance Units that vest based on satisfaction of the conditions set forth in the Performance Unit Agreement to the Named Executive Officers as follows:

Name	Number of Shares or Units of Stock
Daryl G. Byrd	6,382
Anthony J. Restel	1,649
Michael J. Brown	2,221
John R. Davis	1,548
Jefferson G. Parker	1,632

Following the end of the one-year performance period, but prior to March 1, 2015, the Compensation Committee will determine the percentage of the target award Performance Units that will be eligible to vest, which will be between 0% and 100% of the target award Performance Units (the “Actual Award”). The Performance Units representing the difference between the target Performance Unit Award and the Actual Award will be immediately forfeited. The Actual Award units will vest over three years in equal installments on March 1st following the first and through the third anniversary of the grant date.

The value of the shares on the grant date of each of the Performance Unit Awards was $65.37 per share.

See “Compensation Discussion and Analysis – Stock Ownership Guidelines” regarding stock ownership guidelines for directors and Named Executive Officers. The stock ownership guidelines are part of the IBERIABANK Corporation Corporate Governance Guidelines. A link to the Corporate Governance Guidelines is on the “Investor Relations” portion of our website, at: http://www.iberiabank.com.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, requires each of our directors and executive officers, and each beneficial owner of more than 10% of our common stock, to file with the SEC an initial report on Form 3 of the person’s beneficial ownership of our equity securities and subsequent reports on Form 4 regarding changes in ownership. On the basis of reports and representation of our directors, executive officers and greater than 10% shareholders, we believe that each person subject to the filing requirements with respect to us satisfied all required filing requirements during 2013, with the exception that John E. Koerner, III was late filing a report on Form 4 with respect to a purchase transaction, which was subsequently reported on Form 5 that was timely filed.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has established six committees: the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee, the Board Risk Committee, the Executive Committee and the Investment Committee. A link to the charter of each of these committees, except for the Executive Committee and the Investment Committee, can be found on the “Investor Relations” portion of our website, at http://www.iberiabank.com.

Audit Committee

The members of the Audit Committee are Mr. Barton, who serves as the chairman, and Messrs. Cooper, Koerner and Pollard. Each of the members of the Audit Committee is independent within the meaning of applicable NASDAQ listing standards. The Board of Directors has determined that each of the Audit Committee members has the requisite expertise generally required of an audit committee member under NASDAQ standards and that the Chairman of the Audit Committee, Mr. Barton, is an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S-K.

The Audit Committee has oversight responsibility for the quality and integrity of our financial statements. The Audit Committee meets privately with the independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Committee. The Audit Committee met 10 times during 2013.

The primary functions of the Audit Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the internal audit process. Additionally, the Audit Committee has responsibilities with respect to: (i) complaints relating to accounting, internal accounting controls or auditing matters; (ii) authority to engage advisors; and (iii) funding as determined by the Audit Committee. The Audit Committee also monitors our compliance with legal and regulatory requirements.

The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by the independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Audit Committee. The Audit Committee pre-approved all audit and non-audit services provided by Ernst & Young LLP during 2013. The Audit Committee will also pre-approve 2014 services to be provided by Ernst & Young LLP.

Pursuant to its Charter, the Audit Committee is authorized to conduct an appropriate review of all related party transactions for potential conflict of interest situations to determine that the related party transaction is consistent with the best interests of the Company and our shareholders. The term “related party transaction” generally means a transaction, arrangement or relationship (or any series of the same) in which we or our subsidiaries are or will be a participant and the amount involved exceeds $120,000, and in which the related party has or will have a direct or indirect interest. A related party generally means a director, nominee or executive officer of the Company; a person known to be the beneficial owner of more than 5% of our common stock; and any “immediate family member” of the foregoing persons (as defined by the SEC). See “- Committee Interaction.”

While it is the responsibility of management and the Board Risk Committee to assess, manage and monitor the Company’s enterprise-wide exposure to risk, the Audit Committee will review in a general manner the guidelines and policies to govern the processes used by the Board Risk Committee and the management-level risk committee with respect to enterprise-wide risk management. See “- Committee Interaction.”

These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee Charter. A link to the Audit Committee Charter is on the “Investor Relations” portion of our website, at: http://www.iberiabank.com.

Nominating and Corporate Governance Committee

The independent members of the Board of Directors - Ms. Abell and Messrs. Barton, Breaux, Casbon, Cooper, Fenstermaker, Koerner, Pollard, Shea and Welch - serve as our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for evaluating and recommending individuals for election or re-election to the Board of Directors, including those recommendations submitted by shareholders, the evaluation of the performance of the Board of Directors and its committees, and the evaluation and recommendation of corporate governance policies. In 2013, the Nominating and Corporate Governance Committee held six meetings. A link to the Nominating and Corporate Governance Committee Charter is on the “Investor Relations” portion of our website, at: http://www.iberiabank.com.

It is a policy of the Nominating and Corporate Governance Committee that candidates for director possess the highest personal and professional integrity, have demonstrated exceptional ability and judgment and have skills and expertise appropriate for us and serving the long-term interests of our shareholders. The Committee’s process for identifying and evaluating nominees is as follows:

•	in the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors’ overall service to IBERIABANK Corporation during their terms, including the number of meetings attended, level of participation, quality of performance, and any related party transactions with us during the applicable time period; and

•	in the case of new director candidates, the Committee first conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors.

Consistent with our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee seeks to nominate candidates with diverse experiences and perspectives. In evaluating candidates, the Committee considers, among other things, diverse backgrounds, professional experience, education and community involvement, as well as racial and gender diversity. The Committee has not formalized this practice into a written policy.

The Committee meets to discuss and consider these candidates’ qualifications, including whether the nominee is independent within the meaning of NASDAQ listing standards, and then selects a candidate by majority vote. In seeking potential nominees, the Nominating and Corporate Governance Committee uses its management’s network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has the Committee rejected a timely director nominee from a shareholder holding more than 5% of our voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders, provided the shareholders follow the procedures set forth in Article 6F of our Articles of Incorporation. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a shareholder or otherwise.

Article 6F of our Articles of Incorporation governs nominations of candidates for election as director at any annual meeting of shareholders and provides that such nominations, other than those made by the Board, may be made by any shareholder entitled to vote at such meeting, if the nomination is made in accordance with the procedures set forth in Article 6F, which are summarized below.

A shareholder’s notice of nomination must be delivered to, or mailed and received at, our principal executive offices not later than 60 days before the anniversary date of the immediately preceding annual meeting of shareholders and must set forth as to each person who the shareholder proposes to nominate for election as a director and as to the shareholder giving the notice:

•	the name, age, business address and residence address of such person;

•	the principal occupation or employment of such person;

•	the class and number of shares of our stock which are Beneficially Owned (as defined in Article 9A(e) of the Articles of Incorporation) by such person on the date of such shareholder notice; and

•	any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

and as to the shareholder giving the notice:

•	the name and address, as they appear on our books, of such shareholder and any other shareholders known by such shareholder to be supporting such nominees; and

•	the class and number of shares of our stock which are Beneficially Owned by such shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

To be timely under the Articles of Incorporation, nominations by any shareholder eligible to vote at the 2014 Annual Meeting of Shareholders must have been received by us on or before March 7, 2014.

The Nominating and Corporate Governance Committee may reject any nomination by a shareholder not made in accordance with the requirements of Article 6F. Notwithstanding the foregoing procedures, if neither the Board of Directors nor the Committee makes a determination as to the validity of any nominations by a shareholder, the presiding officer of the annual meeting shall determine and declare at the annual meeting whether the nomination was made in accordance with the terms of Article 6F.

Compensation Committee

Our Compensation Committee has four members and is chaired by Mr. Shea; the other members of the Committee are Messrs. Welch, Fenstermaker and Pollard. Each member of the Compensation Committee has been determined by our Board of Directors to meet NASDAQ, SEC and Internal Revenue Code independence criteria. The Compensation Committee met seven times during 2013.

Compensation Committee Responsibilities and Authority. Our Compensation Committee, in consultation with our President and Chief Executive Officer (sometimes referred to as the “CEO”), is responsible for establishing and monitoring the overall compensation and benefits philosophy and strategy of IBERIABANK Corporation and its subsidiaries. As set forth in its Charter, the responsibilities of the Compensation Committee include:

•	evaluating the performance of the CEO and establishing compensation awards for the CEO;

•	monitoring and reviewing performance measures and any applicable goals for measuring corporate performance, in consultation with the CEO;

•	reviewing and approving the design of compensation programs for key executives; and

•	providing oversight of our general compensation programs and policies.

The Compensation Committee determines the compensation for the CEO. With respect to our other senior executive officers, the CEO annually reviews performance and presents his conclusions and compensation recommendations to the Compensation Committee. The Committee reviews and considers the CEO’s recommendations when making its final compensation decisions for all executives other than the CEO. The Compensation Committee also administers our equity incentive programs and oversees risk management with respect to our material incentive compensation arrangements. In addition, the Compensation Committee recommends to the full Board compensation for directors.

The Chair of the Compensation Committee works with the Director of Human Resources to set the meeting agenda for the Compensation Committee.

Compensation Committee Charter. The Charter of the Compensation Committee describes the principles upon which the Committee was founded and operates. The Charter is reviewed and reassessed annually, and any proposed changes are recommended to the Board, to ensure that the Compensation Committee is fulfilling its duties in aligning our executive compensation programs with shareholder value creation, helping us attract and retain talented executives and managers, and being responsive to the legitimate needs of our shareholders. The Compensation Committee Charter was reviewed and revised in January 2013. A current copy of the Charter of the Compensation Committee can be found on the “Investor Relations” portion of our website, at http://www.iberiabank.com.

Involvement of Compensation Consultants and Executive Management in Compensation Decisions. Among other matters, the Compensation Committee is authorized to engage outside advisors (including compensation consultants and legal counsel) to assist the Committee in achieving its mission and responsibilities. During 2013, the Compensation Committee engaged Towers Watson to serve as an independent executive compensation advisor. The Committee selected Towers Watson after interviewing a number of independent advisors and determining that engagement of Towers Watson raised no conflicts of interest. Towers Watson reports directly to the Compensation Committee and works with management on behalf of the Committee as needed. In 2013, the Compensation Committee received independent advice from Towers Watson on various items, including refinements to the executive compensation peer group, competitive compensation benchmarking for the Named Executive Officers, and long-term incentive strategy. The decision to retain Towers Watson (as well as other independent advisors) is at the sole discretion of the Compensation Committee, and these consultants work at the direction of the Committee.

Pursuant to its Charter, the Compensation Committee has direct access to, and complete and open communication with, management and may obtain advice and assistance, as needed, from internal or external legal, accounting, search firms, compensation consultants or other advisors, including the retention, termination and negotiation of terms and conditions of the assignment as the Committee may deem appropriate in its discretion. The Compensation Committee has the sole authority to retain and terminate its advisors and to approve the fees and other retention terms for its advisors. The Company shall be responsible for all costs or expenses so incurred. The Compensation Committee, in its sole discretion, may retain the services of outside compensation consultants to assist the Committee in the evaluation of the CEO and other executive officer compensation and in making other determinations with respect to compensation matters that are within the authority of the Compensation Committee.

Before selecting an outside compensation consultant or advisor, or outside legal counsel and pursuant to its Charter, the Compensation Committee conducts the following independence analysis as required by NASDAQ listing standards:

•	The provision of other services to the Company by the person that employs the compensation advisor;

•	The amount of fees received from the Company by the person that employs the compensation advisor as a percentage of the total revenue of such person;

•	The policies and procedures of the person that employs the compensation advisor that are designed to prevent conflicts of interest;

•	Any business or personal relationship of the compensation advisor with a member of the Compensation Committee;

•	Any stock of the Company owned by the compensation advisor; and

•	Any business or personal relationships between the executive officers of the Company and the compensation advisor or the person employing the compensation advisor.

The Compensation Committee believes that it is important for members of management to provide input on the overall effectiveness of our executive compensation programs. The Committee believes that the advice of outside advisors must be combined with the input of senior management and the Compensation Committee’s own individual experiences and best judgment to seek to achieve a proper alignment of compensation philosophies, programs and practices. The CEO, the SEVP of Communications, Human Resources and Facilities and the Director of Human

Resources are the members of management who interact most closely with the Compensation Committee. These individuals work with the Compensation Committee to provide their perspectives on reward strategies and how to align them with our business and retention goals. They provide feedback and insights into how well our compensation programs and practices appear to be working. In addition, the CEO, the Director of Human Resources and the Chief Financial Officer attend all or portions of certain Compensation Committee meetings to participate in the presentation of materials and discussion of management’s point of view regarding compensation issues.

Executive Session. At certain meetings, the Compensation Committee meets in executive session without members of management present for the purpose of discussing matters independently from management.

Compensation Risk. The Compensation Committee reviewed the relationship between our risk management and the incentive compensation provided to employees, including Named Executive Officers and other executive and non-executive officers, and determined that our incentive compensation programs do not encourage unnecessary and excessive risk taking. These conclusions were made after consultations with senior executive officers, the Director of Human Resources, the chairman of the Board Risk Committee (who is also a member of the Compensation Committee), and representatives of the Compensation Committee’s independent executive compensation advisor. See “- Committee Interaction.”

Compensation Committee Interlocks and Insider Participation. The Compensation Committee is composed entirely of independent directors. During 2013, none of our executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity. None of the members of the Compensation Committee was an officer or other associate of our Company or any of our subsidiaries during 2013, or is a former officer or other associate of our Company or any of our subsidiaries. Members of the Compensation Committee may, from time to time, have banking relationships in the ordinary course of business with IBERIABANK, as described under “Certain Transactions.”

Board Risk Committee

The Board Risk Committee is a standing committee of the Board of Directors of the Company. The purpose of the Board Risk Committee is to assist the Board in fulfilling its oversight responsibilities with respect to the Company’s enterprise risk management framework, risk appetite, risk exposure, risk governance, and significant policies.

The primary purpose of the Board Risk Committee is to:

•	Monitor and review the enterprise risk management framework and risk management processes of the Company, including the Company’s credit, operational, market, liquidity, legal, regulatory/compliance, and strategic/reputational risks.

•	Annually review and recommend to the Board for approval the Risk Appetite Statement and ensure management operates in alignment with the stated goals, objectives, and metrics.

•	Ensure that management establishes and supports an appropriate risk culture.

•	Monitor risk management strategies and provide recommendations to the Board in order to effectively manage risk.

The Board Risk Committee’s primary duties and responsibilities include:

•	Annually review and approve significant risk management policies of the bank.

•	Review summary results and reports of the Company’s self-risk identification and assessment program. Review and discuss all key and emerging risks, along with management’s planned course of action for addressing such risks. Review other risks identified and deemed appropriate by the Chief Risk Officer.

•	Review summary reports regarding the Company’s risk appetite and associated metrics and tolerances.

•	Review the annual plan for the Company’s Loan Review program.

•	Review all decisions of the Management Risk Committee identified by the Chief Risk Officer as having potentially significant impact on the Company.

•	Periodically review regulatory correspondence and actions relating to risk management activities.

•	Annually review and assess the performance of the Chief Risk Officer.

•	Regularly review information from the Chief Risk Officer, the Director of Loan Review, and others as required by the Chief Risk Officer or the Board Risk Committee to discuss matters related to the management of credit risk, market risk, liquidity risk, operational risk, regulatory/compliance risk, legal risk, and reputational/strategic risk as appropriate.

•	Periodically report to the Board on significant results of the foregoing activities as they relate to the Company.

The Board Risk Committee has authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to all persons in the organization. The Board Risk Committee may retain, at the Company’s expense, such special consultants and experts as it deems necessary or appropriate to execute its duties.

The Chief Risk Officer reports to the Chief Executive Officer. The Board Risk Committee meets privately at least annually with the Chief Risk Officer and such other officers as the Board Risk Committee deems appropriate to discuss any matters that the Board Risk Committee believes should be discussed.

The function of the Board Risk Committee is solely oversight; management is responsible for executing the Company’s risk management and credit origination processes. Each Board Risk Committee member is entitled to rely on persons and organizations within and outside the Company that provide information and advice to management and the Board Risk Committee and on the accuracy and completeness of this information and advice absent actual knowledge to the contrary.

The members of the Board Risk Committee are Mr. Welch, who serves as Chairman, Ms. Abell and Messrs. Koerner, Casbon and Shea. The Board Risk Committee met nine times in 2013.

The Board Risk Committee conducts its business pursuant to a written Board Risk Committee Charter adopted and reviewed at least annually by the Board of Directors. A link to the Board Risk Committee Charter can be found on the “Investor Relations” portion of our website, at http://www.iberiabank.com.

Committee Interaction

In connection with the responsibilities of the Board Risk Committee, with respect to the relationship between the Company’s risk management and the incentive compensation provided to associates, including Named Executive Officers identified in this Proxy Statement and other executive and non-executive officers, the Compensation Committee determines whether incentive compensation programs encourage unnecessary and excessive risk taking. The Compensation Committee will seek to limit any unnecessary or excessive risks that these programs may pose to the Company, in order to avoid programs that might encourage such risks. The Board of Directors recognizes that information and reports prepared for and reviewed by the Compensation Committee and the Board Risk Committee may each be relevant to the oversight and responsibilities of the other, and should be provided to the other, as appropriate.

In connection with the responsibilities of the Audit Committee with respect to compensation risk assessment, the Board of Directors recognizes that information and reports prepared for and reviewed by each of the Compensation Committee, the Audit Committee and the Board Risk Committee may be relevant to the oversight and responsibilities of the other committees, and should be provided to the other committees, as appropriate.

Compensation Discussion and Analysis

Executive Summary

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, and the 2013 compensation decisions made for the Company’s Named Executive Officers. Our Named Executive Officers for 2013 were:

Named Executive Officer	Title
Daryl G. Byrd	President and Chief Executive Officer

Anthony J. Restel	Senior Executive Vice President and Chief Financial Officer

Michael J. Brown	Vice Chairman and Chief Operating Officer

John R. Davis	Senior Executive Vice President - Mergers and Acquisitions and Investor Relations and Director of Financial Strategy and Mortgage

Jefferson G. Parker	Vice Chairman and Managing Director of Brokerage, Trust and Wealth Management

2013 Financial Performance Highlights

•	Total loan growth of $1.0 billion, or 12%, between year-end 2012 and year-end 2013. Excluding acquired loans, legacy loan growth was $1.5 billion, or 23%. This level of growth compares to 2% in aggregate loan growth for the banking industry over the same period.

•	The Company continued to work out loans and other assets acquired in FDIC-assisted and whole bank acquisitions. Loans covered under FDIC loss-share programs declined $373 million, or 34%, compared to year-end 2012. Loans acquired in whole bank transactions (primarily loans classified as troubled assets) declined $174 million, or 26%, since year-end 2012.

•	Asset quality metrics improved in 2013. Excluding acquired assets, nonperforming assets declined from 0.69% of total assets at year-end 2012 to 0.61% at year-end 2013. Similarly, the ratio of net charge-offs to average loans improved from 0.06% in 2012 to 0.04% in 2013.

•	The Company implemented over 40 profitability improvement initiatives in 2013 that resulted in $24.5 million in annualized savings on a run-rate basis.

•	Non-GAAP fully-diluted operating earnings per share increased 14% in 2013 compared to 2012.

•	Non-GAAP return on average tangible common equity improved 103 basis points in 2013 compared to 2012.

Responsiveness to Shareholders

At our May 6, 2013 Annual Meeting of Shareholders, we asked shareholders to vote on a non-binding resolution to approve the compensation for our Named Executive Officers, which is commonly referred to as a “say-on-pay” vote. Shareholders approved the resolution with a 66% majority vote, a reduction from favorable votes of more than 95% in 2012 and 85% in 2011. The Compensation Committee and management believe the lower level of support was due primarily to concerns expressed by governance and proxy advisory firms. Concerns noted included the Company’s discretionary bonus program, the exclusive use of time vesting equity awards, as well as what the advisory firms considered a potential pay and performance disconnect, based on the Company’s total shareholder return (“TSR”) performance on a one and three-year basis relative to peers. In conversations with institutional shareholders’ portfolio managers, these individuals have expressed enthusiastic approval of the Company’s financial performance.

IBERIABANK Corporation has been one of the top-performing financial institutions in the country for many years. Our shareholders have been rewarded with superior results over the longer term as evidenced below. When comparing IBERIABANK’s TSR against peers or the industry as a whole, in the short term, our three-year TSR is clouded by the fact that our Company never suffered a steep stock price decline during the financial crisis, as was the case for many of our peers. In addition, rather than suspend or reduce cash dividends, as many banks did during the financial crisis, our Company’s dividend payments remained consistent. The Compensation Committee believes the longer term TSR to be a better measure of the Company’s performance because it benchmarks us against our peers before the crisis, tracks us through the crisis, and measures how well we are managing post-crisis. As the table below indicates, our TSR has been stellar and our shareholders have earned superior returns over the longer term.

	(Includes reinvestment of quarterly cash dividends)
	Time Period	IBERIABANK Corporation TSR	Peer Group Median TSR

December 31, 2012 to December 31, 2013	1 Year	31.2%	36.3%

December 31, 1999 to December 31, 2013
Total	14 Years	709.9%	155.2%
Compounded Growth	14 Years	16.1%	8.3%

While 2013 compensation targets and equity grants had already been established by the time of the May 2013 shareholder vote, the Compensation Committee and management are mindful of the concerns expressed and considered those concerns for 2014 and beyond. Based on careful consideration of these results, conversations with certain shareholders, our normal annual review of executive compensation and market best practices, the Compensation Committee made refinements to our incentive programs for 2014. Below is a summary of key refinements implemented for 2014.

2014 Incentive Program Refinements

As a result of comments and suggestions expressed by certain shareholders and proxy advisory firms, we made the decision to add more rigorous performance criteria to our incentive programs for 2014 and beyond. The Compensation Committee believes that these new incentive programs will ensure the continued alignment of executive compensation, Company performance and strategic goal attainment. The Compensation Committee and management undertook a comprehensive and in-depth review process that included engaging outside consultants to analyze peer compensation plans in identifying industry trends and best practices. The following steps were taken in the process:

•	Identified financial institutions comparable to us

•	Determined where overall compensation target amounts should be relative to peers

•	Determined what target compensation mix should be

•	Determined extent to which targets should be based on bank-specific goals versus performance relative to peers

•	Determined linkage methodology between pay and performance

•	Aligned metrics to short-term and long-term strategic and financial goals

•	Built out compensation scenario forecast models

•	Developed revised executive officer compensation plan

In addition to basing a greater portion of executive compensation on performance metrics rather than time-based compensation, the programs will also place greater focus on explicit quantitative metrics to closely align with the path to improved performance and strategic goal attainment. The quantitative metrics will be set annually by the Compensation Committee, based on targeted performance.

Annual Incentive Program

The 2014 annual incentive program will focus executive officers on key operating drivers of long-term success and will strike a balance between profitable growth and return. At the same time, the program will reinforce the Company’s continued industry-leading asset quality. The performance metrics under the annual incentive plan are:

Performance Metrics
Asset Growth
Return on Average Tangible Common Equity*
Earnings Per Share*
Net Charge-offs to Average Loans**
Non-performing Assets to Total Assets**

*	Measured on an operating basis
**	Excludes acquisitions

The Compensation Committee has set specific targets for each performance metric and will evaluate 2014 performance against these targets. All executive officers will have a target award opportunity, as well as a maximum award that may be paid under the annual incentive program.

Long Term Incentive (“LTI”) Program

LTIs will continue to represent a critical component of the Company’s executive officer compensation program. The 2014 LTI program will provide executive officers with performance-based, as well as time-based awards. 40% of long-term incentives will be tied to long-term financial success and shareholder value creation (stock price and dividends). The 2014 LTI program will consist of the following elements:

Type of LTI	Vesting Time Frame	Performance Metric	Percent of Total LTI Award Value
Performance-based RSUs	3 Year – cliff vesting	Operating EPS; Relative Total Shareholder Return	20%
Performance Units	3 Year – 33% per year	Asset Growth; Return on Average Tangible Equity; Operating Earnings Per Share; Net Charge-Offs; Non-performing Assets	20%
Stock Options	3 Years – 33% per year	None	15%
Restricted Stock	3 Year – 33% per year	None	45%

Business Performance

Total Shareholder Return

In 2013, the Company’s total shareholder return was 31.2%, assuming the reinvestment of quarterly cash dividends. We believe the ultimate measure of long-term business performance is our total shareholder return as measured over the long-term. The below chart shows how a $100 investment in our Company’s common stock on December 31, 1999 would have grown to $810 on December 31, 2013, with dividends reinvested quarterly. This represents an annual total shareholder return of 16.1% per year which compares to the peer group median of 8.3% per year.

Note: The peer group is defined in this Compensation Discussion and Analysis.

In the banking industry, the magnitude and sustainability of growth in clients are significant drivers of long-term value to shareholders. One aggregate measure of client expansion is the growth in total assets of the Company, along with growth performance in the two major balance sheet components – total loans and core deposits.

The Company’s total assets increased from $1.4 billion at year-end 1999 to $13.4 billion at year-end 2013, or an increase of 880%, compared to aggregate industry asset growth of 138% over this period. The increase in the Company’s total assets equated to an 18% annualized growth rate over this period compared to aggregate industry annualized growth rate of 6%.

Asset Growth versus Industry (2000 – 2013) – Company Percentile

Loan growth at the Company has been achieved through both acquisitions and internal, or “organic”, growth, each of which dramatically outpaced loan growth in the industry and of peers. Since year-end 1999, the Company’s total loans grew from $834 million to $9.5 billion, an increase of 1,038%, or an annualized growth rate of 19%. On an organic basis excluding acquisitions, the Company’s total loans increased 519% over that period, or a 14% annualized growth rate. By comparison, the aggregate industry loan growth over that period was 113%, or a 6% annualized growth rate.

Similarly, the Company’s growth in core deposits (defined as total deposits less time deposits) significantly exceeded industry and peer performance since year-end 1999. The Company’s total core deposits increased from $3.5 billion at year-end 1999 to $9.9 billion at year-end 2013, an increase of 1,657%, or a 23% annualized growth rate. On an organic basis excluding acquisitions, the Company’s core deposits climbed 993% over that period, or a 19% annualized growth rate. By comparison, the aggregate industry core deposit growth over that period was 181%, or an 8% annualized growth rate.

Compensation Overview

Compensation Philosophy

Our compensation programs are designed to enable us to recruit and retain key officers and other associates who will help us achieve our short and long-term business objectives. Our compensation philosophy is centered on four basic principles:

Compensation Practices

Our key executive compensation practices include:

•	Pay for performance emphasis

•	Modest perquisites

•	No pension plans or special executive retirement programs

•	No re-pricing of stock options without shareholder approval

•	Rigorous compensation benchmarking as one point of reference

•	Annual advisory votes on executive compensation

•	Stock ownership guidelines

•	Compensation recovery policy

•	Anti-hedging and trading restrictions; and

•	Risk mitigation of incentive plans

Elements of Compensation

The principal components of compensation for each Named Executive Officer consist of:

•	Base salary;

•	Annual incentive compensation;

•	Long-term incentives;

•	Employee benefits; and

•	Change in control severance benefits.

These programs are structured to maximize Named Executive Officers’ long-term commitment to our success and to align their financial interests with the financial interests of our shareholders.

Pay for Performance

Our strategy for compensating officers and other associates has been based on programs that emphasize performance-based variable compensation. The Company’s emphasis on performance-based compensation is best illustrated by the mix of 2013 compensation for Named Executive Officers which was as follows:

This illustrates that the majority of Named Executive Officers’ total direct compensation package is variable pay. Furthermore, it also shows our emphasis on long-term incentive compensation over short-term (annual) incentive compensation.

Compensation Process

Compensation Decisions

The Compensation Committee has the sole responsibility for determining the compensation of our President and Chief Executive Officer. The Compensation Committee reviews his pay both in the context of the Company’s financial performance, as well as external market data.

For the other Named Executive Officers, the President and Chief Executive Officer evaluates their individual performance and proposes compensation, subject to review and approval by the Compensation Committee. These compensation recommendations for other Named Executive Officers are proposed after considering Company and individual performance, as well as external market data and internal equity.

Competitive Benchmarking

Periodically, the Compensation Committee reviews competitive data for comparable executive positions in the market. External market data is used by the Compensation Committee as a point of reference in its executive pay decisions in conjunction with financial and individual performance data.

During 2013, the Compensation Committee worked with the Committee’s independent consultant to review and define an appropriate peer group of publicly traded commercial bank holding companies. The median total assets of this peer group were approximately $13 billion which is almost identical to the Company’s total assets. The bank holding companies in the peer group included:

BancorpSouth, Inc.	Old National Bancorp
Commerce Bancshares, Inc.	Prosperity Bancshares, Inc.
Cullen/Frost Bankers, Inc.	Susquehanna Bancshares, Inc.
F.N.B. Corporation	Texas Capital Bancshares, Inc.
First Financial Holdings, Inc.	Trustmark Corporation
First Horizon National Corporation	UMB Financial Corporation
FirstMerit Corporation	United Bankshares, Inc.
Hancock Holding Company	Valley National Bancorp
Investors Bancorp, Inc.	Wintrust Financial Corporation

In addition, the Compensation Committee reviewed compensation survey data for all national commercial banking companies as provided by the independent consultant. All of this national survey data was size-adjusted to reflect commercial banks with $13 billion in assets, which was the approximate size of the Company. This national industry perspective provides the Compensation Committee with both a broader view of the executive labor market and a reasonability check against any potential anomalies in the peer group data.

Key Executive Compensation Decisions

The Compensation Committee made the following adjustments to Named Executive Officer compensation in 2013.

•	Base salary: Increased base salaries for Named Executive Officers between 2.3% to 4.6% based on executive performance and competitive market position.

•	Annual incentives: Awarded annual incentives for Named Executive Officers between 48% to 90% of 2013 base salary based on the Company’s 2013 operating performance.

•	Long-term incentive awards: Granted long-term incentive awards in the form of stock options, restricted shares, and phantom shares to further align executive’s interest with our shareholders and incentivize long-term performance.

•	Compensation recovery policy: Implemented a written Compensation Recovery Policy for Named Executive Officers, as well as certain other officers of the Company. This policy is described in detail under the “Compensation Policies” section of this Proxy Statement.

Components of 2013 Compensation

Base Salary

We view annual base salary as an important component of compensation to attract and retain executive talent. Annual base salaries serve as the foundation for our employee pay structure. Executive base salaries are set after considering factors including external market competiveness, individual performance, and internal equity. Prior to determining the base salary for each Named Executive Officer, the Compensation Committee evaluates the most recent comparative peer data relative to similar roles and responsibilities. The Compensation Committee weighs qualitative and quantitative performance of each Named Executive Officer to determine that the executive is at the appropriate position within the 50th to 75th percentile of market peers.

After reviewing the total compensation targets for our Named Executive Officers against industry and specific peer values, the Compensation Committee approved the following base salary increases, with an effective date of March 4, 2013, for Named Executive Officers:

Executive	Prior Base Salary	New Base Salary	Percentage Increase
Daryl G. Byrd	$861,000	$900,000	4.5%
Anthony J. Restel	$425,000	$440,000	3.5%
Michael J. Brown	$545,000	$570,000	4.6%
Jefferson G. Parker	$440,000	$460,000	4.5%
John R. Davis	$430,000	$440,000	2.3%

Annual Incentives

2013 Results

Annual incentives are used to drive and reward annual financial results and progress toward strategic priorities. For 2013, the Compensation Committee considered a variety of key financial metrics that drive long-term value in the banking and financial services industry in determining annual incentive awards. As indicated by the chart below, the Company experienced increases in earnings per share, total assets, total deposits, total loans and return on average tangible common equity, as well as improvements in credit quality. These were factors considered by the Compensation Committee in approving the 2013 incentive awards for Named Executive Officers.

Measure	2013	2012	Percentage Change
Balance Sheet Growth ($ in Millions)

Total Assets	$13,366	$13,130	1.8%

Total Loans	$9,492	$8,499	11.7%

Total Deposits	$10,737	$10,748	(0.1)%

Profitability
Return on Average Tangible Common Equity*	8.65%	7.72%	12.0%

Earnings Per Share*	$3.12	$2.74	13.9%

Efficiency Ratio *	77.0%	75.8%	1.6%

Credit Quality
Net Charge-offs to Average Loans**	0.05%	0.07%	(29.6	)%***
Non-performing Assets to Total Assets **	0.61%	0.69%	(11.2	)%***

*	Measured on an operating basis
**	Excludes acquisitions
***	Negative change represents an improvement

The Board of Directors is actively engaged in the strategic direction of the Company, the development of the franchise and its geographic diversification, the diversity of the Company’s fee-based businesses, and the progress achieved on improving the organization’s near-term and long-term profitability. The Board and leadership team closely weigh and evaluate the profitability and risk potential of various opportunities and challenges and ensure that incentives are aligned with the long-term interests of shareholders and other constituents. Further, the Board and leadership team closely monitor the Company’s financial and strategic results relative to the evolving regulatory and competitive landscape, the forecasted macroeconomic environment, the Company’s strategic goals, budgeted targets, and shareholder expectations. The Company strives for an optimal balance between the cost of implementing near-term investments and the long-term benefits achieved from those initiatives.

The Company produced strong loan and core deposit growth while maintaining outstanding credit quality. Investments in the fee income businesses progressed well and consistent with expectations, despite economic headwinds and volatility. The Company continues to significantly improve its operating efficiency which will likely have very favorable long-term financial benefits. Near-term profitability improved considerably throughout 2013, and the Company exceeded the financial guidance provided to the investment community during 2013. Importantly, the Company continued to attract and retain exceptionally talented leaders and associates.

Award Payouts

Based on financial and strategic results achieved in 2013, the Compensation Committee approved the following awards for Named Executive Officers:

Executive	2013 Annual Incentive
Daryl G. Byrd	$810,000
Anthony J. Restel	$255,000
Michael J. Brown	$275,000
Jefferson G. Parker	$255,000
John R. Davis	$220,000

The targeted 2013 annual incentive pool for the Company was initially established and approved by our Board of Directors in January 2013 based on the operating fully diluted earnings per share budget for the year ending December 31, 2013. The actual level of operating fully diluted earnings per share achieved for the year ended December 31, 2013 was approximately 9% below the budgeted amount, and as a result, the actual aggregate incentive pool paid to executive and other officers was reduced by approximately 9%.

In making the 2013 annual incentive award determination for our President and Chief Executive Officer, the Compensation Committee concluded that Mr. Byrd has continued to show strong and effective leadership, leading the Company to improved 2013 financial performance while continuing to strengthen our risk management principles. The Compensation Committee believes his leadership continues to be critical to achieving our long-term strategic goals of strengthening our balance sheet and building capital to support future growth while continuing to return capital to our shareholders; minimizing our risk profile through effective management of credit, market and operational risk; strategically positioning the Company to take advantage of revenue opportunities in existing and new businesses while managing our expenses by serving clients better and more efficiently; and communicating the Company’s mission and values to our investors, communities and other stakeholders. Upon consideration of Mr. Byrd’s 2013 performance, the Compensation Committee approved a 2013 annual incentive award of $810,000 for Mr. Byrd.

Annual incentive awards for Named Executive Officers range from 48% to 90% of base salary. The Compensation Committee believes that these incentive payments are aligned with the Company’s 2013 financial results, market-based compensation practices, and the contribution of each Named Executive Officer.

Long-Term Incentives

We consider long-term equity-based compensation to be critical to the alignment of executive compensation with shareholder value creation. Therefore, a market competitive long-term equity-based incentive component is an integral part of our overall executive compensation program.

Target long-term incentive opportunities are established based on competitive market practices. In addition, as described earlier, the Compensation Committee considered the Company’s financial performance. For the 2013 grants and awards, the fair value of long-term incentives is reflected in the Summary Compensation Table in this Proxy Statement. Consistent with our variable pay philosophy, these awards are targeted between the 50th to 75th percentile of market peers. In 2013, our long-term equity incentive program had three components:

•	Stock Options: On February 19, 2013, Named Executive Officers were granted stock options with an exercise price of $52.36, which was the closing fair market value for the common stock on the date of grant. Stock options reward Named Executive Officers for increasing the market price above the exercise price. The Company maintains a policy against repricing stock options without shareholder approval. All Named Executive Officer stock options granted vest at 20% per year, which provides a strong retention incentive.

•	Restricted Stock: Restricted shares are awarded subject to transfer and vesting restrictions. Restricted share awards are intended to build stock ownership and foster executive retention. All of the Named Executive Officers received restricted share awards on February 19, 2013. All of these restricted share awards have dividend and voting rights. Further, the restricted share awards vest at 20% per year which provides a strong retention incentive.

•	Phantom Stock: During 2013, all Named Executive Officers received phantom stock awards on February 19, 2013. These phantom shares are intended to provide an economic equivalent of restricted share awards. These phantom shares are settled in cash and also receive dividend equivalents. The Compensation Committee awarded phantom shares rather than restricted shares in order to conserve the share pool and reduce shareholder dilution. Phantom shares vest at 25% per year, commencing on the second anniversary date of the award, to provide a strong retention incentive.

It is the Committee’s intent to grant equity awards at approximately the same time each year, generally in the first calendar quarter.

Benefit Programs

All Employee Benefits

We provide our Named Executive Officers with core health and welfare benefits, including coverage for medical, dental, vision care, prescription drugs, basic life insurance, accidental death, and long-term disability. The Company’s retirement plan is a 401(k) savings plan, with a Company-matching contribution of 50% on the first 3% of a participant’s eligible pay (up to a $100,000 salary cap).

Executive Benefit Plans

The Company offers several executive benefit and perquisite plans. These executive plans constitute a small portion of the overall compensation packages of our Named Executive Officers. These perquisites largely consist of deferred compensation, car allowances or personal use of a Company vehicle, social dues/club memberships and supplemental executive long-term disability insurance. The value of these perquisites is included in the “Other Compensation” column of the Summary Compensation Table in this Proxy Statement.

The Compensation Committee believes that all of the benefits made available to our Named Executive Officers are reasonable and are intended to help the Company attract and retain them.

Employment Arrangements

Byrd Employment Agreement

The Company has a three-year employment agreement with Mr. Byrd that automatically renews for an additional year on each anniversary of the agreement unless not earlier than 90 days before the anniversary, the Company gives notice that it will not be renewed. The purpose of this employment agreement is to help retain Mr. Byrd and to define severance benefits for various types of employment terminations.

General terminations: Under the terms of this agreement, if Mr. Byrd’s employment is terminated for other than Cause (as defined), disability, retirement or death, or if Mr. Byrd terminates his employment for Good Reason

(as defined), then he would be entitled to severance benefits. Under this termination, he would be entitled to cash severance payments equal to the greater of one year’s base salary or his base salary for the remaining term of the agreement.

Change in control terminations: If Mr. Byrd’s employment is terminated by him within 30 days of a Change in Control (as defined), or within 90 days of an event constituting Good Reason occurring within three years of a Change of Control, or within 30 days of the first anniversary of a Change in Control, or if his employment is terminated by the Company without Cause within three years of a Change of Control, then he would be entitled to the following cash severance payments: He would be entitled to receive the greater of his salary for the remaining term of the agreement, twice his salary, or his “Code 280G Maximum,” defined generally as 2.99 times his average compensation over the previous five years. If any payments to be made under the agreement are deemed to constitute “excess parachute payments” and, therefore, subject to an excise tax under Section 4999 of the Internal Revenue Code, the Company would pay him the amount of the excise tax plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment.

In addition to the cash severance benefits described, Mr. Byrd would be entitled to a continuation of benefits similar to those he was receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first.

The aggregate severance payment and benefit subsidy that would be made to Mr. Byrd assuming his termination of employment under the foregoing circumstances at December 31, 2013, is disclosed in this Proxy Statement under “Potential Payouts Upon Termination or Change in Control.”

Death and Disability: In the event that Mr. Byrd’s employment is terminated for disability, we would provide continued medical insurance for his benefit and the benefit of his spouse and minor children for the remaining term of the agreement. In the event of Mr. Byrd’s death during the term of the agreement, the Company would continue to provide medical insurance for his spouse and minor children for the remaining term. Also, in the event of his death, Mr. Byrd’s spouse, estate, legal representative, or named beneficiaries would be entitled to receive his annual compensation (including base salary and any discretionary cash bonus the Compensation Committee would then deem appropriate) for 12 months from his date of death.

Change in Control Severance Agreements

We have entered into Change in Control Severance Agreements with each of our Named Executive Officers other than Mr. Byrd. We entered into these agreements because the banking industry has been consolidating for a number of years, and we do not want our executives distracted by a rumored or actual change in control. Further, if a change in control should occur, we want our executives to be focused on the business of the organization and the interests of shareholders. In addition, we think it is important that our executives can react neutrally to a potential change in control and not be influenced by personal financial concerns. We believe these agreements are consistent with market practice and assist in retaining our executive talent.

Agreement triggers: The agreements will trigger under the following circumstances: (1) voluntary resignation within 30 days after a Change in Control (as defined), or (2) within three years of a Change in Control, the individual resigns for good reason or is terminated by the Company or its successor without just cause.

Severance benefits: The cash severance payment is 100% of each individual’s Code 280G Maximum. In addition, each would be entitled to continued medical and life benefits at our expense for 39 months following termination of employment. We would also make the individual whole for any excise tax imposed by the Internal Revenue Code with respect to any payments under the agreement.

The aggregate severance payments and benefit subsidies that would be made to Messrs. Brown, Davis, Restel and Parker assuming their termination of employment under the foregoing circumstances at December 31, 2013, are disclosed in this Proxy Statement under “Potential Payouts Upon Termination or Change in Control.”

Indemnification Agreements

We have entered into indemnification agreements with Daryl G. Byrd and Michael J. Brown that provide for indemnification and advancement of expenses to the fullest extent permitted by law with respect to pending or threatened claims against them in their capacities as our officers. Following a Change in Control (as defined), all determinations regarding a right to indemnity and advancement of expenses are to be made by an independent legal counsel. In the event of a potential Change in Control, we must create a trust for the benefit of the indemnified executive officers, which upon a Change in Control may not be revoked or the principal thereof invaded without the indemnities’ written consent. While not requiring the maintenance of directors’ and officers’ liability insurance, the indemnification agreements require that the indemnities be provided with maximum coverage if there is such insurance.

Compensation Policies

Stock Ownership Guidelines

The Company believes it is important for senior executives to be shareholders so their financial interests are aligned with other shareholders. To foster executive stock ownership, the Company maintains executive stock ownership guidelines. These ownership guidelines are stated as a multiple of base salary. Executives have five years from the date the guideline applies to meet the target ownership level. The table below summarizes the share guidelines and actual stock ownership for Named Executive Officers expressed as a multiple of current base salary.

Stock Ownership - Named Executive Officers

	Ownership Guideline Multiple of Salary	Actual Share Ownership Multiple of Salary
Daryl G. Byrd	3x	16x
Anthony J. Restel	2x	6x
Michael J. Brown	2x	13x
John R. Davis	2x	10x
Jefferson G. Parker	2x	6x

In March 2013, the Board of directors integrated pledged shares with our stock ownership guidelines. Executives and directors must maintain free and clear ownership of all shares required to meet the applicable guidelines. Shares above the applicable threshold amount may be pledged. The above table excludes pledged shares from share ownership for determining compliance with the stock ownership guidelines.

As the table indicates, the Named Executive Officers have current ownership well above the stated guidelines. We believe that these ownership guidelines as well as our total long-term incentive program have been very effective in building an ownership culture. Thus, the financial interests of our executive leadership team are directly aligned with other shareholders.

Compensation Recovery Policy

In March 2013, the Compensation Committee and the Board of Directors approved a written Compensation Recovery Policy. This policy applies to each of the Named Executive Officers and permits the recovery of incentive-based compensation paid to an officer if: (1) incentive-based compensation, bonuses, or equity awards were paid or vested during fiscal periods based on materially inaccurate financial statements, and (2) that officer engaged in fraud, willful misconduct or a violation of Company policy that caused or otherwise contributed to the need for a material restatement of the Company’s financial results. The Board, considering the best interests of shareholders and the recommendation of the Compensation Committee, has sole discretion to determine whether the applicable standard of conduct has been met and whether any such recovery should be pursued.

The Compensation Recovery Policy is part of the IBERIABANK Corporation Corporate Governance Guidelines. A link to the Corporate Governance Guidelines is on the “Investor Relations” portion of our website, at: http://www.iberiabank.com.

Anti-Hedging Policy and Trading Restrictions

Our current policy limits the timing and types of transactions in our securities by “covered persons,” defined to include directors and officers of the Company and its subsidiaries, and members of their immediate families. Among other restrictions, the policy:

•	Allows covered persons to trade Company securities only during window periods following earnings releases and, as to a “pre-approval group” of covered persons (generally, Section 16 filers), only after they have pre-cleared transactions;

•	Prohibits covered persons from short-selling Company securities;

•	Prohibits covered person transactions in puts, calls or other derivative securities regarding the Company; and

•	Prohibits covered persons from engaging in hedging or monetization transactions that involve Company securities.

Risk Management Considerations

The Compensation Committee reviews risks and rewards associated with our compensation programs which include features that we believe mitigate risks without reducing incentives. Our compensation programs are intended to both encourage and reward prudent business judgment and appropriate long-term risk-taking. The Compensation Committee seeks to identify and remediate risk-taking incentives that may exist in these programs. The Chairman of the Board Risk Committee is also a member of the Compensation Committee.

Regulatory Considerations

The Compensation Committee considers various tax and accounting provisions in developing the pay programs for our Named Executive Officers. These include the special tax rules applicable to non-qualified deferred compensation arrangements under Internal Revenue Code Section 409A, as well as the rules denying the deduction of “excess parachute payments” under Code Section 280G and the imposition of an excise tax under Code Section 4999 on such amounts. We also consider the accounting treatment of various types of equity-based compensation and the overall income tax rules applicable to those various forms of compensation. While we seek to compensate our executives in a manner that produces favorable tax and accounting treatment, those considerations are secondary to our primary objective of developing fair and equitable compensation arrangements that appropriately motivate, reward, retain and attract talented executives.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Company is composed entirely of non-employee directors, each of whom has been determined in the Board’s business judgment to be independent. The Compensation Committee is responsible for oversight and review of the Company’s compensation and benefit plans.

The Compensation Discussion and Analysis in this Proxy Statement is management’s report on the Company’s compensation programs and, among other things, describes material elements of compensation paid to the President and Chief Executive Officer and the other Named Executive Officers. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with the management of the Company. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

THE COMPENSATION COMMITTEE:

E. Stewart Shea, III, Chairman

William H. Fenstermaker

O. Miles Pollard, Jr.

David H. Welch

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the compensation earned or awarded for services rendered in all capacities by the Company’s Chief Executive Officer, Chief Financial Officer and by its three other most highly compensated Named Executive Officers for the years indicated.

Name and Principal Position	Year	Salary		Bonus		Stock Award(s) (1)	Option Award(s) (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non- Qualified Deferred Compensation Earnings	All Other Compensation		Total(7)
Daryl G. Byrd President and CEO	2013	$892,500		$810,000		$1,567,816	$173,841	N/A	N/A	$302,276	(2)	$3,746,433
	2012	$851,538		$608,000		$1,185,797	$508,200	N/A	N/A	$274,761		$3,428,296
	2011	$803,846		$545,000		$1,162,487	$387,543	N/A	N/A	$281,126		$3,180,002

Anthony J. Restel Sr. Executive Vice President and CFO	2013	$437,115		$255,000		$472,497	$52,389	N/A	N/A	$59,020	(3)	$1,276,021
	2012	$418,077		$245,000		$349,983	$149,993	N/A	N/A	$54,761		$1,217,814
	2011	$384,615		$225,000		$327,274	$57,758	N/A	N/A	$45,919		$1,040,566

Michael J. Brown Vice-Chairman	2013	$565,192		$275,000		$613,083	$67,987	N/A	N/A	$67,524	(4)	$1,588,786
	2012	$541,539		$290,000		$472,487	$202,500	N/A	N/A	$81,956		$1,588,482
	2011	$523,077		$275,000		$393,764	$131,257	N/A	N/A	$150,145		$1,473,243

John R. Davis Sr. Executive Vice President	2013	$438,077		$220,000	(8)	$472,497	$52,389	N/A	N/A	$46,444	(5)	$1,229,407
	2012	$426,077		$235,000	(8)	$349,983	$149,993	N/A	N/A	$44,164		$1,205,217
	2011	$404,231		$225,000	(8)	$327,274	$57,758	N/A	N/A	$43,720		$1,057,983

Jefferson G. Parker Vice-Chairman	2013	$456,154	(9)	$255,000		$495,012	$54,878	N/A	N/A	$65,705	(6)	$1,326,749
	2012	$435,385	(9)	$245,000	(10)	$384,992	$165,006	N/A	N/A	$62,912		$1,293,295
	2011	$415,385	(9)	$225,000		$288,772	$96,257	N/A	N/A	$61,548		$1,086,962

(1)	Represents the grant date fair value of awards granted during the year, calculated in accordance with FASB Topic 718. Assumptions used in determining the fair values for the awards are set forth in Footnote 19 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.
(2)	All other compensation for Mr. Byrd includes a non-qualified Deferred Compensation Plan contribution of $150,000 (paid in 2014 attributable to 2013 service), dividends paid on unvested restricted stock of $69,828, a car allowance of $14,400, payment of social dues of $15,000, dividend equivalents on phantom stock value of $36,079, long-term disability premiums of $5,894, a 401K employer match of $1,500 and other personal benefits of $9,575.
(3)	All other compensation for Mr. Restel includes dividends paid on unvested restricted stock of $26,249, a car allowance of $13,200, dividend equivalents on phantom stock value of $12,712, long-term disability premiums of $3,632, a 401K employer match of $1,500 and other personal benefits of $1,727.
(4)	All other compensation for Mr. Brown includes dividends paid on unvested restricted stock of $32,883, personal use of a company vehicle of $3,518, payment of social dues of $8,657, dividend equivalents on phantom stock value of $15,979, long-term disability premiums of $4,582, a 401K employer match of $1,500 and other personal benefits of $406.
(5)	All other compensation for Mr. Davis includes dividends paid on unvested restricted stock of $26,122, dividend equivalents on phantom stock value of $12,712, long-term disability premiums of $5,166, a 401K employer match of $1,500 and other personal benefits of $944.

(footnotes continued on following page)

(6)	All other compensation for Mr. Parker includes dividends paid on unvested restricted stock of $37,207, payment of long-term disability premiums of $5,983, a 401K employer match of $1,450 and dividend equivalents on phantom stock value of $20,147 and other personal benefits of $918.
(7)	In 2013, salary and bonus as a percent of total compensation equated to 45.4%, 54.2%, 52.9%, 53.5%, and 53.6% for Mr.’s Byrd, Restel, Brown, Davis, and Parker, respectively.
(8)	Includes $132,000, $141,000 and $112,500 in bonus deferred under the Company’s Non-Qualified Deferred Compensation Plan in 2014, 2013 and 2012, respectively.
(9)	Includes $27,369, $26,000 and $19,500 in salary deferred under the Company’s Non-Qualified Deferred Compensation Plan in 2013, 2012 and 2011, respectively.
(10)	Includes $19,600 in bonus deferred under the Company’s Non-Qualified Deferred Compensation Plan in 2013.

Grants of Plan-Based Awards

The following table provides information concerning grants of awards made to our Named Executive Officers during the year ended December 31, 2013.

The 2013 stock option grants and restricted stock awards to the Named Executive Officers were issued from our 2010 Stock Incentive Plan. Under this plan, equity-based awards vest on a “change-in-control” occurrence. Dividends are payable on all unvested restricted stock at the same rate paid on all other outstanding shares of our common stock. In 2013, we declared dividends payable in the amount of $1.36 per share. The 2013 grants of phantom stock units were issued under the Company’s 2009 Phantom Stock Plan. Additional units are credited equal to dividend equivalents. The phantom stock units also vest on a “change-in-control” occurrence.

Name	Grant Date	Estimated future payouts under Non- Equity Incentive Plan Awards	Estimated future payouts under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares or Units of Stock (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Daryl G. Byrd	2/19/2013	—	—	16,635	(1)	—		—	$871,009
	2/19/2013	—	—	13,308	(2)	—		—	$696,807
	2/19/2013	—	—	—		11,312	(1)	$52.36	$173,841

Anthony J. Restel	2/19/2013	—	—	5,013	(1)	—		—	$262,481
	2/19/2013	—	—	4,011	(2)	—		—	$210,016
	2/19/2013	—	—	—		3,409	(1)	$52.36	$52,389

Michael J. Brown	2/19/2013	—	—	6,505	(1)	—		—	$340,602
	2/19/2013	—	—	5,204	(2)	—		—	$272,481
	2/19/2013	—	—	—		4,424	(1)	$52.36	$67,987

John R. Davis	2/19/2013	—	—	5,013	(1)	—		—	$262,481
	2/19/2013	—	—	4,011	(2)	—		—	$210,016
	2/19/2013	—	—	—		3,409	(1)	$52.36	$52,389

Jefferson G. Parker	2/19/2013	—	—	5,252	(1)	—		—	$274,995
	2/19/2013	—	—	4,202	(2)	—		—	$220,017
	2/19/2013	—	—	—		3,571	(1)	$52.36	$54,878

(1)	Restricted stock awards and stock option grants were issued under our 2010 Stock Incentive Plan. The stock option grants and shares of restricted stock vest over five years in equal increments on the anniversary of the date of grant.
(2)	Phantom stock awards were issued under the 2009 Phantom Stock Plan and vest over five years in equal increments beginning on the second anniversary of the date of grant.
(3)	For option awards, this represents the grant date fair value based on a value of $15.37 per share for grants on February 19, 2013. For restricted and phantom stock awards, the fair value is based on the grant date fair value of our common stock.

In 2013, associates, including all current officers who are not executive officers, as a group were granted restricted stock and option awards totaling 142,052 shares under the 2005, 2008 and 2010 Stock Incentive Plans. The weighted average option exercise price was $52.36 per share. All executive officers as a group were granted restricted stock and option awards totaling 100,765 shares under the 2010 Stock Incentive Plan. The weighted average option exercise price was $52.36 per share.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity based awards held by our Named Executive Officers as of December 31, 2013:

Option Awards							Stock Awards
Name	Grant Date		Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Grant Date		Number of Shares or Units that have not Vested (#)	Market Value of Shares that have not Vested (1)

Daryl G. Byrd	03/16/04	(2)	38,750	—	$48.448	03/16/14	12/29/09	(6)	2,000	$125,700
	03/21/05	(3)	35,000	—	$47.488	03/21/15	05/05/09	(7)	5,357	$336,687
	02/20/06	(3)	25,630	—	$59.060	02/20/16	05/05/09	(5)	753	$47,300
	02/26/07	(3)	42,858	7,142	$57.310	02/26/17	05/04/10	(6)	3,644	$229,025
	12/29/09	(2)	22,000	5,500	$54.430	12/29/19	03/10/11	(6)	8,357	$525,237
	05/04/10	(2)	17,978	11,986	$60.100	05/04/20	03/10/11	(4)	5,608	$352,462
	03/10/11	(2)	9,434	14,151	$55.640	03/10/21	02/22/12	(6)	12,949	$813,845
	02/22/12	(2)	6,777	27,108	$52.330	02/22/22	02/22/12	(4)	6,778	$426,004
	02/19/13	(2)	—	11,312	$52.360	02/19/23	02/19/13	(6)	16,635	$1,045,510
							02/19/13	(4)	13,558	$852,123

Anthony J. Restel	03/21/05	(3)	4,206	—	$47.488	03/21/15	02/26/07	(7)	597	$37,521
	03/03/06	(3)	5,250	—	$57.660	03/03/16	11/17/08	(7)	2,857	$179,562
	02/26/07	(3)	3,134	522	$57.310	02/26/17	11/17/08	(5)	1,419	$89,188
	12/29/09	(2)	9,200	2,300	$54.430	12/29/19	01/30/09	(7)	857	$53,862
	05/04/10	(2)	4,925	3,284	$60.100	05/04/20	12/29/09	(6)	840	$52,794
	03/10/11	(2)	1,406	2,109	$55.640	03/10/21	05/04/10	(6)	998	$62,724
	02/22/12	(2)	2,000	8,001	$52.330	02/22/22	03/10/11	(6)	2,491	$156,559
	02/19/13	(2)	—	3,409	$52.360	02/19/23	03/10/11	(4)	1,393	$87,525
							02/22/12	(6)	3,822	$240,213
							02/22/12	(4)	2,001	$125,748
							02/19/13	(6)	5,013	$315,067
							02/19/13	(4)	4,086	$256,828

Michael J. Brown	04/29/04	(3)	20,000	—	$45.600	04/29/14	01/29/07	(7)	957	$60,147
	03/21/05	(3)	13,871	—	$47.488	03/21/15	02/26/07	(7)	1,021	$64,170
	03/03/06	(3)	11,556	—	$57.660	03/03/16	03/21/07	(7)	630	$39,596
	01/29/07	(3)	6,600	1,100	$56.420	01/29/17	11/17/08	(7)	2,857	$179,562
	02/26/07	(3)	5,359	893	$57.310	02/26/17	11/17/08	(5)	1,419	$89,188
	12/29/09	(2)	10,000	2,500	$54.430	12/29/19	12/29/09	(6)	900	$56,565
	05/04/10	(2)	6,896	4,597	$60.100	05/04/20	05/04/10	(6)	1,398	$87,864
	03/10/11	(2)	3,195	4,793	$55.640	03/10/21	03/10/11	(6)	2,831	$177,928
	02/22/12	(2)	2,700	10,802	$52.330	02/22/22	03/10/11	(4)	1,899	$119,377
	02/19/13	(2)	—	4,424	$52.360	02/19/23	02/22/12	(6)	5,159	$324,243
							02/22/12	(4)	2,701	$169,770
							02/19/13	(6)	6,505	$408,839
							02/19/13	(4)	5,302	$333,217

John R. Davis	03/03/06	(3)	11,556	—	$57.660	03/03/16	02/26/07	(7)	1,021	$64,170
	02/26/07	(3)	5,359	893	$57.310	02/26/17	11/17/08	(7)	2,857	$179,562
	12/29/09	(2)	10,800	2,700	$54.430	12/29/19	11/17/08	(5)	1,419	$89,188
	05/04/10	(2)	5,336	3,557	$60.100	05/04/20	12/29/09	(6)	980	$61,593
	03/10/11	(2)	1,406	2,109	$55.640	03/10/21	05/04/10	(6)	1,082	$68,004
	02/22/12	(2)	2,000	8,001	$52.330	02/22/22	03/10/11	(6)	2,491	$156,559
	02/19/13	(2)	—	3,409	$52.360	02/19/23	03/10/11	(4)	1,393	$87,525
							02/22/12	(6)	3,822	$240,213
							02/22/12	(4)	2,001	$125,748
							02/19/13	(6)	5,013	$315,067
							02/19/13	(4)	4,086	$256,828

Jefferson G. Parker	06/21/04	(3)	3,125	—	$43.608	06/21/14	09/17/09	(7)	8,571	$538,687
	09/17/09	(3)	5,715	4,285	$47.670	09/17/19	01/01/10	(5)	5,803	$364,742
	05/04/10	(2)	5,582	3,722	$60.100	05/04/20	04/05/10	(5)	1,208	$75,946
	03/10/11	(2)	2,343	3,515	$55.640	03/10/21	04/05/10	(7)	4,285	$269,312
	02/22/12	(2)	2,200	8,802	$52.330	02/22/22	05/04/10	(6)	1,132	$71,146
	02/19/13	(2)	—	3,571	$52.360	02/19/23	03/10/11	(6)	2,076	$130,477
							03/10/11	(4)	1,393	$87,525
							02/22/12	(6)	4,204	$264,221
							02/22/12	(4)	2,201	$138,317
							02/19/13	(6)	5,252	$330,088
							02/19/13	(4)	4,281	$269,058

(1)	The fair market value of the Company’s common stock at the end of the fiscal year was $62.85 per share.
(2)	Options will vest equally in one-fifth increments on the first five anniversaries of the date of grant.
(3)	Options will vest equally in one-seventh increments on the first seven anniversaries of the date of grant.
(4)	Phantom stock awards, including dividend equivalent units, will vest in one-fourth increments over a 5-year period commencing with the second anniversary of the date of grant.
(5)	Phantom stock awards, including dividend equivalent units, will vest in one-sixth increments over a 7-year period beginning with the second anniversary of the date of grant.

(footnotes continued on following page)

(6)	Restricted stock awards will vest in one-fifth increments over a 5-year period commencing with the first anniversary of the date of grant.
(7)	Restricted stock awards will vest in one-seventh increments over a 7-year period commencing with the first anniversary of the date of grant.

Option Exercises and Stock Vested

The following table sets forth the amount realized by each Named Executive Officer as a result of the exercise of stock options and vesting of stock awards in 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Daryl G. Byrd	26,250	$484,073	15,201	(1)	$778,520	(1)

Anthony J. Restel	5,625	$80,664	6,909	(2)	$378,844	(2)

Michael J. Brown	—	—	9,872	(3)	$528,546	(3)

John R. Davis	33,871	$465,781	7,595	(2)	$414,680	(2)

Jefferson G. Parker	—	—	8,410	(4)	$432,449	(4)

(1)	Includes 2,083 shares of phantom stock awards at a value of $103,705.
(2)	Includes 1,165 shares of phantom stock awards at a value of $65,685.
(3)	Includes 1,331 shares of phantom stock awards at a value of $74,036.
(4)	Includes 2,173 shares of phantom stock awards at a value of $107,475.

Non-Qualified Deferred Compensation

We offer a select group of management and highly compensated key associates the right to participate in a Non-Qualified Deferred Compensation Plan. Initially under the Plan, the participants could elect to defer up to 100% of their annual base salary or incentive compensation, including incentive bonuses, service bonuses, and commissions. In 2011, the Compensation Committee approved a change in the maximum deferral from 100% to 90%, effective for 2012. The Plan allows for discretionary employer contributions. The investment options available under the Non-Qualified Deferred Compensation Plan are similar to those available under the Corporation’s 401(k) plan. Earnings are credited to the account based on the performance of the investment options selected. Participants vest immediately in their deferrals. As a general rule, payment terms of deferred amounts and investment options are determined by the participant during enrollment and are subject to a deferral of at least two years, except under certain qualifying events, including the participant’s separation from service, a change in control, an unforeseeable emergency, or death. Payment shall be made in a single lump sum payment or, in the event of a separation from service after reaching age 65, disability, or scheduled in-service distribution, in equal annual installments over the period specified by the participant, not to exceed five years. The following table shows certain information for Named Executive Officers under the Corporation’s Non-Qualified Deferred Compensation Plan. Messrs. Byrd, Restel, Davis and Parker are the Named Executive Officers currently participating in the Corporation’s Non-Qualified Deferred Compensation Plan.

Name	Executive Contributions in Last Fiscal Year ($)		Registrant Contribution in Last Fiscal Year ($)		Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)

Daryl G. Byrd	$103,705	(1)	$150,000	(5)	$88,019	—	$631,914

Anthony J. Restel	$42,716	(2)	—		$49,536	—	$327,266

Michael J. Brown	—		—		—	—	—

John R. Davis	$141,000	(3)	—		$54,594	—	$380,003

Jefferson G. Parker	$46,969	(4)	—		$29,070	—	$123,663

(1)	Mr. Byrd’s contribution includes $103,705 from vested phantom stock payments.
(2)	Mr. Restel’s contribution includes $42,716 from vested phantom stock payments.
(3)	Mr. Davis’ contribution includes $141,000 of his bonus for 2013 as set forth in the “Summary Compensation Table.”
(4)	Mr. Parker’s contribution includes $27,369 of his base pay and $19,600 in bonus deferred as set forth in the “Summary Compensation Table.”
(5)	Company contribution in 2013 attributable to 2012 service. The company contribution to the Non-Qualified Deferred Compensation Plan attributable to 2013 was made after December 31, 2013 and is not reflected in the aggregate year-end balance for Mr. Byrd. These amounts are also included in the “All Other Compensation” column of the Summary Compensation Table.

Equity Compensation Plan Information

The following table provides information concerning securities authorized for issuance under equity compensation plans, the weighted average price of such securities and the number of securities remaining available for future issuance, as of December 31, 2013.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining and available for future issuance (2)

Plans approved by shareholders	1,563,278	(3)	$53.47	504,027
Plans not approved by shareholders	33,307	(4)	$66.72	—

Total	1,596,585		$53.47	504,027

(1)	Restricted stock shares were not included when calculating the weighted-average exercise price.
(2)	Remaining shares available for issuance include 17,025 shares under the 2005 Incentive Compensation Plan, 5,478 shares under the 2008 Incentive Compensation Plan, and 481,524 shares under the 2010 Stock Incentive Plan. Shares remaining to be issued subsequent to December 31, 2013 under the 2005 and 2008 Incentive Compensation Plans, as well as the 2010 Stock Incentive Plan include 185,264 shares that can be issued either as a restricted stock grant or upon exercise of stock options and 318,763 shares that can only be issued upon exercise of stock options.

(footnotes continued on following page)

(3)	Number of securities includes 8,720, 36,744, 101,996, and 376,296 shares of unvested restricted stock granted under the 2001 Incentive Compensation Plan, 2005 Incentive Compensation Plan, 2008 Incentive Compensation Plan, and 2010 Stock Incentive Plan, respectively.
(4)	Includes 14,407 shares available for issuance under the OMNI BANCSHARES, Inc. Amended and Restated Performance and Equity Incentive Plan, which was assumed by the Company in its acquisition of OMNI BANCSHARES, Inc. on June 1, 2011. The aggregate number of shares authorized for issuance at the date of acquisition was 41,979. Also includes 18,900 shares available for issuance under the Florida Gulf Bancorp, Inc. Officers’ and Employees’ Stock Option Plan, which was assumed by the Company in its acquisition of Florida Gulf Bancorp, Inc. on July 31, 2012. The aggregate number of shares authorized for issuance at the date of acquisition was 32,863.

Potential Payments Upon Termination or Change in Control

The Company provides benefits to the Named Executive Officers upon certain terminations of employment from the Company. These benefits are in addition to the benefits to which the executives would be entitled upon a termination of employment generally (i.e., vested retirement benefits accrued as of the date of termination, stock awards that have vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). The incremental benefits payable to the executives are described below.

We have entered into Change in Control Severance Agreements with members of senior management, including each of our Named Executive Officers other than Mr. Byrd. Except for these agreements, and our broad-based severance policy, none of our Named Executive Officers, other than President and Chief Executive Officer Byrd, have employment arrangements. Mr. Byrd’s employment agreement requires payment of compensation and/or benefits under various termination of employment situations. In addition to change in control payments consistent with those of the other Named Executive Officers, if Mr. Byrd’s employment had been terminated at December 31, 2013, he would have been entitled to (i) a salary of $2,250,000 and benefits of $64,745, in the event of termination other than for Cause, death or disability, (ii) annual compensation of $900,000, benefits of $34,322, and any appropriate bonus as determined by the Compensation Committee, in the event of termination due to death, and (iii) $34,322 in benefits in the event of termination due to disability. These agreements are described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement.

In 2000, we entered into separate Change in Control Severance Agreements with John R. Davis and Michael J. Brown providing for severance pay and benefits to the individual upon voluntary resignation within 30 days after a Change in Control of IBERIABANK Corporation, as defined, or if within three years of a Change in Control the individual resigns for Good Reason, as defined, or is terminated by the Company or its successor without Just Cause, as defined. In 2006, we amended and restated the 2005 Change in Control Severance Agreement with Anthony J. Restel, and in 2009, we entered into a separate Change in Control Severance Agreement with Jefferson G. Parker. The severance payment is 100% in the case of Mr. Davis, Mr. Brown, Mr. Parker and Mr. Restel, of each individual’s “Code Section 280G Maximum.” In addition, each will be entitled to continued medical and life benefits at our expense for 39 months following termination of employment. We will also make the individual whole for any excise tax imposed by the Internal Revenue Code with respect to any payments under the agreement. Each of these agreements was amended in 2008 to comply with the deferred compensation requirements of Internal Revenue Code section 409A.

As of December 31, 2013, Named Executive Officers held unexercisable options to purchase common stock and unvested shares of restricted common stock listed in the Outstanding Equity Awards table above.

The following table quantifies the estimated Change in Control payment that would have been payable to each Named Executive Officer assuming a Change in Control had occurred on December 31, 2013, and other requirements for payment had been met.

Name	Cash Severance	Stock Option Acceleration(1)	Restricted and Phantom Stock Acceleration (2)	Benefits (3)	Tax Payments(4)	Total

Daryl G. Byrd	7,656,894	624,706	4,753,894	84,169	4,251,610	17,371,273

Anthony J. Restel	2,497,265	166,426	1,657,593	63,088	1,418,611	5,802,983

Michael J. Brown	4,605,876	240,314	2,110,467	69,640	2,368,280	9,394,577

John R. Davis	3,785,051	172,600	1,644,457	79,681	2,056,995	7,738,784

Jefferson G. Parker	2,496,978	230,682	2,539,519	87,999	1,602,822	6,958,000

(1)	Assumes the immediate vesting of all unvested in-the-money stock options and the associated cash proceeds resulting from a same day sale exercise of only those previously unvested stock options using the fair market value of our common stock at December 31, 2013, of $62.85.
(2)	Assumes the immediate vesting of all unvested restricted and phantom stock upon a Change in Control using the fair market value of our common stock at December 31, 2013, of $62.85.
(3)	Represents the cost to continue medical insurance, life insurance and other benefits for a period of 39 months following termination.
(4)	Represents taxes associated with “excess parachute payments.” These taxes include any excise tax imposed under Section 4999 of the Internal Revenue Code as well as any federal, state or local tax resulting from the excise tax payment.

DIRECTOR COMPENSATION

The following table provides information concerning the fees and other compensation of the Board of Directors for the year ended December 31, 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($) (2)		Total ($)
William H. Fenstermaker	$60,000	$46,260	N/A	N/A	N/A	$3,414	(4)	$109,674
E. Stewart Shea, III	$50,004	$46,260	N/A	N/A	N/A	$3,414	(4)	$99,678
Elaine D. Abell	$50,004	$46,260	N/A	N/A	N/A	$3,414	(4)	$99,678
Harry V. Barton, Jr.	$50,004	$46,260	N/A	N/A	N/A	$2,720		$98,984
Ernest P. Breaux, Jr.	$50,004	$46,260	N/A	N/A	N/A	$2,720		$98,984
John N. Casbon	$50,004	$46,260	N/A	N/A	N/A	$2,720		$98,984
Angus R. Cooper, II	$50,004	$46,260	N/A	N/A	N/A	$1,020		$97,284
John E. Koerner, III	$50,004	$46,260	N/A	N/A	N/A	$2,040		$98,304
O. Miles Pollard, Jr.	$50,004	$46,260	N/A	N/A	N/A	$2,720		$98,984
David H. Welch	$50,004	$46,260	N/A	N/A	N/A	$2,720		$98,984

(1)	Represents the grant date fair value of restricted stock awards granted in 2013.
(2)	Represents dividends paid on shares of restricted common stock unvested as of the dividend payment date.

(footnotes continued on following page)

(3)	Each outside director was granted 1,000 shares of restricted stock on May 7, 2013 with a grant date fair value of $46.26 per share. Awards become vested and non-forfeitable in three equal annual installments on each anniversary from the date of the award. At December 31, 2013 all directors except Messrs. Koerner and Cooper have 2,000 shares of unvested restricted stock outstanding. Mr. Koerner has 1,667 and Mr. Cooper has 1,000 shares outstanding. At December 31, 2013 Messrs. Fenstermaker, Shea, Barton and Pollard have 3,125 outstanding stock options that expire on June 22, 2014 and Ms. Abell has 1,563 outstanding stock options that expire on June 22, 2014.
(4)	Includes other personal benefits of $694.

Cash and Stock Payments. Each director who is not employed (referred to as outside directors or non-management directors) is paid a fee of $4,167 per month, except for the Chairman who receives a fee of $5,000 per month. Members of the Board of Directors receive no additional compensation for their participation on any committee or for other services as our directors.

During 2013, the Compensation Committee authorized each outside director to receive 1,000 shares of restricted stock (which were valued based on the closing price of the common stock as of the date of the award of $46.26). All of these shares of restricted stock will vest over a three-year period, and the total value of these awards will generally be allocated over these three-year vesting periods. The Company did not issue any stock options or non-equity incentive compensation to any member of its Board of Directors. In addition, the Company does not sponsor a defined benefit pension plan and has not paid other forms of compensation as defined in Item 402(j) to its Board of Directors during 2013.

The Compensation Committee annually reviews and makes recommendations regarding director compensation. These recommendations are based upon, among other things, the Committee’s consideration of compensation paid to directors of comparable financial institutions.

Other Benefits. Our Bylaws require us to indemnify our directors and officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. We also provide our directors with customary directors and officers liability insurance coverage.

EXECUTIVE OFFICERS

The following table sets forth the name of each current executive officer and the principal position he or she holds.

Name	Age	Position
Daryl G. Byrd	59	President and Chief Executive Officer
Michael J. Brown	50	Vice-Chairman and Chief Operating Officer
Jefferson G. Parker	61	Vice-Chairman and Managing Director of Brokerage, Trust and Wealth Management
Elizabeth A. Ardoin	45	Senior Executive Vice President and Director of Communications, Facilities and Human Resources
John R. Davis	53	Senior Executive Vice President, Mergers and Acquisitions and Investor Relations and Director of Financial Strategy and Mortgage
Anthony J. Restel	44	Senior Executive Vice President, Chief Financial Officer and Treasurer
Barry F. Berthelot	64	Executive Vice President and Director of Organizational Development
J. Randolph Bryan	46	Executive Vice President and Chief Risk Officer
Robert M. Kottler	55	Executive Vice President and Director of Retail and Small Business
H. Spurgeon Mackie, Jr.	63	Executive Vice President and Chief Credit Officer
Robert B. Worley, Jr.	54	Executive Vice President, General Counsel and Corporate Secretary

DARYL G. BYRD has served as our President since 1999 and as Chief Executive Officer since 2000. He also serves as President and Chief Executive Officer of IBERIABANK.

MICHAEL J. BROWN has served as Senior Executive Vice President since 2001. In 2009, Mr. Brown was appointed Vice-Chairman and Chief Operating Officer. Mr. Brown is responsible for management of all of our banking markets.

JEFFERSON G. PARKER has served as our Vice-Chairman and Managing Director of Brokerage, Trust, and Wealth Management since 2009. From 1976 to 2009, Mr. Parker worked for Howard Weil, Inc., an energy research and investment-banking boutique serving institutional investors. He served as President of Howard Weil from 2004 to 2009. Mr. Parker served on our Board of Directors from 2001 to 2009. Upon his employment by the Company, Mr. Parker resigned as a member of our Board of Directors.

ELIZABETH A. ARDOIN joined the Company in 2002 as Senior Vice President and Director of Communications, after serving as Publisher for The Times of Acadiana. In 2005, she was promoted to Executive Vice President continuing to serve in the same capacity for the organization. In 2010, she was assigned responsibility for Facilities in addition to her Communications role. In February 2013, she was promoted to Senior Executive Vice President. As Senior Executive Vice President, Ms. Ardoin also oversees the Company’s Human Resources function.

JOHN R. DAVIS has served as Senior Executive Vice President – Mergers and Acquisitions and Investor Relations since 2001. He also serves as Director of Financial Strategy and Mortgage.

ANTHONY J. RESTEL has served as Senior Executive Vice President and Chief Financial Officer since 2005. Mr. Restel was hired as Vice President and Treasurer in 2001 and previously served as Chief Credit Officer of each of our subsidiary financial institutions.

BARRY F. BERTHELOT joined the Company in 2010 as Executive Vice President and Director of Organizational Development. He was owner of and principal consultant to Family Business Advisors L.L.C. from 2009 – 2010. From 1997 - 2009, he served as President of the Acadiana commercial bank market for JP Morgan Chase.

J. RANDOLPH BRYAN joined the Company in 2012 and has served as Executive Vice President and Chief Risk Officer since July 2012. Mr. Bryan previously served as Director of Strategic Initiatives and Mergers and Acquisitions prior to becoming Chief Risk Officer. Prior to joining the Company, Mr. Bryan served as Chief Operating Officer for First Southern Bancorp in Boca Raton, Florida from February 2010 to April 2012. Prior to that, the majority of Mr. Bryan’s banking career was spent at Capital One/Hibernia National Bank, where he held a number of different leadership roles over a 13-year period, including responsibility for Capital One’s Banking Sales Arena, which included marketing and delivery channel management, national direct banking, customer experience, corporate communications, and public relations.

ROBERT M. KOTTLER has served as Executive Vice President and Director of Retail and Small Business since 2011. Mr. Kottler is responsible for the Retail Segment, including retail operations, consumer lending, credit cards, sales, retail training and small business. Previously, he was Executive Vice President for Small Business Banking at Capital One Bank from May 2006 to March 2011. Prior to that, he was Senior Executive Vice President and Chief Sales Support Officer for Hibernia Corporation.

H. SPURGEON MACKIE, JR. served as Executive Vice President and Executive Credit Officer since 2010 until appointed Chief Credit Officer on May 14, 2013. Prior to joining the Company, Mr. Mackie served as Executive Director of the Community Foundation of Gaston County, Inc. from August 2006 to March 2010. Prior to that, he worked for First Union/Wachovia in numerous capacities for 32 years, including Area President, Chief Credit Officer for Interstate Banking, and Chief Risk Officer for the General Bank, among others.

ROBERT B. WORLEY, JR. has served as Executive Vice President, General Counsel and Secretary since his appointment in 2011. Before joining the Company, Mr. Worley practiced law in New Orleans with the Jones Walker law firm, where he was a partner, and had served as the Chairman of the firm’s Professional Employment Committee and on the firm’s Board of Directors. Before that, Mr. Worley was a shareholder (partner) in The Kullman Firm, a law firm in New Orleans. He has practiced law for 28 years.

CERTAIN TRANSACTIONS

Our directors, executive officers, and members of their immediate families, as well as organizations with which they are affiliated, were customers of IBERIABANK during 2013. All loans to our related persons – as defined in Instruction 1 to Item 404(a) of Regulation S-K – were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those provided at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.

The Sarbanes-Oxley Act of 2002 generally prohibits a public company from extending or renewing credit or arranging the extension or renewal of credit to an officer or director. However, this prohibition does not apply to loans made by depository institutions such as IBERIABANK that are insured by the Federal Deposit Insurance Corporation and are subject to the insider lending restrictions of the Federal Reserve Board’s Regulation O. Accordingly, we permit our directors and executive officers, their family members and their related interests, to establish and maintain banking and business relationships in the ordinary course of business with IBERIABANK. With respect to lending activities, IBERIABANK has policies governing affiliate and insider lending transactions. These policies prohibit extensions of credit to “insiders,” as defined in the policies, unless the extension of credit:

•	is made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with members of the general public; and

•	does not involve more than the normal risk of repayment or present other unfavorable features.

Audit Committee review is required for any lending transaction that alone or together with other extensions of credit to an “insider” exceeds $120,000 and does not meet the criteria noted above or which becomes a past due, nonaccrual, restructured or a potential problem loan as of year-end under applicable SEC rules. Also, in compliance with Regulation O, a majority of the Board of Directors of IBERIABANK must approve in advance any extension of credit to any director or executive officer or any of their related entities where the aggregate lending relationship exceeds $500,000. A director with an interest in the extension of credit must abstain from voting or participating in the discussion and approval of the extension of credit.

An extension of credit covered by Regulation O to executive officers must be promptly reported to the Board of Directors of IBERIABANK; preceded by the submission of a detailed personal financial statement; and made subject to the written provision that the loan will, at the option of IBERIABANK, be due and payable at any time that the executive officer is indebted to any other bank or banks in an amount greater than the dollar thresholds set forth above.

In order to promote compliance with applicable laws, regulations and rules pertaining to “insider” lending transactions discussed above, we have appointed an officer to assist in identifying and reviewing pertinent transactions with identified “insiders.” The officer annually receives lists of all directors and executive officers of the Company and IBERIABANK and any other subsidiaries, as well as a list of our principal shareholders, if any. The information collected from directors and executive officers includes the names of these individuals and their family members, as well as the names of their related interests, which are referred to as “covered entities.” The officer will promptly notify in the event the officer detects an extension of credit to an “insider” that appears to violate the policy.

PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors, subject to shareholder ratification, currently intends to appoint the firm of Ernst & Young LLP, independent certified public accountants, to serve as our independent registered public accounting firm and to perform the audit of the financial statements for the fiscal year ending December 31, 2014, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate shareholder questions.

Shareholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the shareholders’ best interests.

Audit Fees and Other Matters

Ernst & Young LLP provided audit services to us consisting of the annual audit of our 2012 and 2013 consolidated financial statements contained in our Annual Reports on Form 10-K and reviews of the financial statements contained in our Quarterly Reports on Form 10-Q for 2012 and 2013.

The following table discloses the aggregate fees for professional services performed by Ernst & Young LLP in fiscal years 2012 and 2013.

Fee Category	Fiscal Year 2012 (2)	% of Total	Fiscal Year 2013	% of Total
Audit Fees(1)	$2,235,031	91.4%	$1,812,699	90.5%
Audit-related Fees(1)	126,250	5.2%	65,000	3.3%
Tax Fees	3,088	0.1%	124,944	6.2%
All Other Fees(1)	81,301	3.3%	—	—

Total Fees	$2,445,670	100%	$2,002,643	100%

(1)	Fees include reimbursement of expenses incurred.
(2)	Includes adjustments for invoices related to 2012, but paid in 2013.

Audit Fees - These are fees related to professional services rendered in connection with the audit of our annual financial statements, reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q, comfort letters and consents, and accounting consultations that related to the audited financial statements and were necessary to comply with generally accepted auditing standards.

Audit-related Fees – These fees consist primarily of other audits and attest services, financial accounting, reporting and compliance matters.

Tax Fees – These are fees billed for professional services related to tax compliance, tax advice and tax planning, including services provided in connection with assistance in the preparation and filing of tax returns.

All Other Fees – These are fees for all other permissible services that do not meet the above category descriptions. Fees during 2012 were related to compliance consulting services. No such services were provided during 2013.

Pre-approval Policy

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee or the Chairman of the Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY’S SHAREHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of four non-employee directors. The Board has made a determination that the members of the Audit Committee satisfy the listing standards of NASDAQ as to independence, financial literacy and experience. The responsibilities of the Audit Committee are set forth in the Charter of the Audit Committee, as adopted by the Board of Directors of the Company. This is a report on the Committee’s activities relating to fiscal year 2013.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for fiscal year 2013 with the Company’s management, including a discussion of the quality, not just the acceptability, of the accounting principles, underlying estimates and significant judgments used in the financial statements. Management has the responsibility for the preparation of the Company’s financial statements. Management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee reviewed the audited financial statements with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those statements with generally accepted accounting principles, and discussed with the independent registered public accounting firm their judgments as to the quality, not just the acceptability, of the Company’s accounting principles. The Audit Committee also discussed with the independent accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance”, as currently in effect.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526, “Communication with Audit Committee Concerning Independence”, of the Public Company Accounting Oversight Board, as currently in effect, and the Audit Committee has discussed with the independent registered public accounting firm its independence.

The Audit Committee also considered the compatibility of non-audit services with the independent registered public accounting firm’s independence. In assessing requests for services by the independent registered public accounting firm, the Audit Committee considers whether the independent registered public accounting firm is likely to provide the most effective and efficient services based upon their familiarity with the Company and whether the services could enhance the Company’s ability to manage or control risk or improve audit quality.

The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their audits, their evaluations of the Company’s systems of internal controls and the overall quality and adequacy of the Company’s financial reporting. The Audit Committee discussed with management, the internal auditors and the independent registered public accounting firm the internal audit function’s organization, responsibilities, budget and staffing. Both the internal auditors and independent registered public accounting firm have unrestricted access to the Audit Committee. The Audit Committee held 10 meetings during fiscal year 2013.

The Audit Committee received reports throughout the year on the Company’s internal controls for compliance with the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. The Audit Committee will continue to obtain updates by management on the process and has reviewed management’s and the independent registered auditors’ evaluation of the Company’s system of internal controls included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the Securities and Exchange Commission (“SEC”).

The Audit Committee, or its Chairman, met with, or held telephonic discussions with, the independent registered public accounting firm and management prior to the release of the Company’s quarterly and annual financial information or the filing of any such information with the SEC. In reliance on the reviews and discussions referred to above, the Audit Committee also recommended that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. Subject to shareholder ratification, the Audit Committee currently intends to appoint the independent registered public accounting firm Ernst & Young LLP for the fiscal year ending December 31, 2014.

THE AUDIT COMMITTEE:

Harry V. Barton, Jr., Chairman

Angus R. Cooper, II

John E. Koerner, III

O. Miles Pollard, Jr.

PROPOSAL III – APPROVAL OF THE

IBERIABANK CORPORATION AMENDED AND RESTATED

2010 STOCK INCENTIVE PLAN

On March 18, 2014, the Board of Directors approved, upon the unanimous recommendation of the Compensation Committee and, subject to shareholder approval, a further amended IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan (the “2010 Plan”). The 2010 Plan is summarized below and attached as Exhibit A to this Proxy Statement. Because this is a summary, it does not contain all the information that may be important to you. You should read Exhibit A carefully before you decide how to vote.

The new 2010 Plan includes the following changes from our current stock incentive plan:

•	Authorizes the Compensation Committee, in its sole discretion, to structure cash incentive awards that would be designed to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”);

•	Adds “growth in assets, deposits or loans” to the list of performance measures in the 2010 Plan – the full list of the performance measures under the 2010 Plan is provided in the summary below for shareholder approval; and

•	Increases the shares of common stock available for issuance under the current stock incentive plan by an additional 750,000 shares, to a total of 2,150,000 shares of common stock, and increases the number of “full value” awards (awards, such as restricted shares, for which the recipient gets “full value” of the stock, rather than awards based on future appreciation in stock value, such as options) to 50% of the aggregate number of shares authorized under the amended 2010 Plan, or 1,075,000 (together, the “Increase in Shares”).

Our Company’s shareholders first approved the 2010 Stock Incentive Plan at a Special Meeting of Shareholders held on January 29, 2010, and the plan initially authorized the issuance thereunder of 500,000 shares of common stock, including 250,000 shares as full value awards. Our shareholders approved amendments to the 2010 Stock Incentive Plan on May 6, 2011, which amendments increased the shares of common stock available for issuance under the plan to a maximum of 1,400,000 shares, with a maximum of 700,000 shares that could be issued as full value awards. As of the record date, there were only 268,007 unreserved shares available for grant under our existing stock incentive plans.

If the proposed 2010 Plan is not approved by shareholders, we will continue to use our existing stock incentive plans, including the current version of the 2010 Stock Incentive Plan, although we will only have sufficient shares available to fund the equity portion of our redesigned incentive programs for one more year.

If the proposed 2010 Plan is approved by shareholders at the Annual Meeting and the Board of Directors does not take action to terminate the 2010 Plan, the term of the 2010 Plan will terminate on March 18, 2024.

Historical Award Information

In determining the proposed Increase in Shares reflected in the 2010 Plan, the Compensation Committee and the Board of Directors considered the fact that, as of March 19, 2014, there were 30,042,202 shares of our common stock outstanding on a fully-diluted basis. The Compensation Committee and Board believe that the outstanding common shares of the Company is the relevant number in determining the appropriate number of shares to be available under the 2010 Plan. Assuming shareholder approval of the proposed 2010 Plan, the total number of shares of common stock available for awards will be 1,018,007 shares, which represents approximately 3.4% of our common stock outstanding on March 19, 2014, calculated on a fully-diluted basis.

The Compensation Committee and the Board of Directors also considered “burn rate” when evaluating the proposed 2010 Plan. Burn rate refers to how fast a company uses the supply of shares authorized for awards under its stock plans. The burn rate is calculated by dividing the number of shares subject to equity awards (stock and options) granted in a particular year by the weighted-average number of shares outstanding during the year. Over the last three years we have maintained an average annual burn rate of 1.85% of shares of common stock outstanding. This calculation includes the premium or “multiplier” currently applied by Institutional Shareholder Services to full value awards for the past three years to equate them economically with stock options.

Reasons for the Proposed Amendments

Our unique business model, balance sheet strength, and favorable competitive position within the banking industry provided our Company unparalleled growth opportunities since year-end 1999, which added significant long-term value for our shareholders. These opportunities increased and accelerated with the onset of the banking crisis in the summer of 2007. Since that time, we were one of the most active bidders and successful acquirers of FDIC-assisted banks (we completed five transactions with total assets of approximately $4.4 billion) and one of the more active buyers of whole bank acquisitions during this period (we acquired three banks with total assets of approximately $1.9 billion). In the first quarter of 2014, we announced agreements to acquire two additional whole banks with total assets of approximately $1.2 billion. The pending transactions currently are anticipated to be completed in the second quarter of 2014. Since year-end 1999, our total assets increased at a compounded annual rate of 18%, three times greater than the 6% compounded annual growth in total assets in the banking industry.

In addition to exceptional acquisition growth, we consistently achieved internal, or “organic”, growth in loans and core deposits at rates of growth well in excess of peers and the aggregate banking industry. Since year-end 1999, organic loans increased 519%, or a 14% annualized growth rate. Over that period, core deposits increased 993%, or a 19% annualized growth rate. This high-quality client growth continues to be driven primarily by the successful deployment of our business model and recruiting and retaining exceptionally talented and productive associates and leaders. Given competitive market conditions, those individuals require appropriate compensation and equity incentives to ensure focus and alignment with our long-term growth and quality objectives. We believe that future growth opportunities in markets we currently serve, and potential new markets that we have targeted, remain plentiful as well.

As a result of the acquisitions and organic client growth opportunities, our Company has increased nearly three-fold since the onset of the financial crisis. Importantly, banking continues to be a “people” business. In today’s competitive banking environment, exceptional talent has become a critical component to the long-term growth prospects of our business; particularly after our recent and pending acquisitions and related recruiting opportunities. We believe that the 2010 Plan allows us to attract, retain and motivate executives and other key personnel instrumental in the continued long-term success of our expanded Company and our performance relative to peer institutions. We continue to believe we are a distinctly different organization with unparalleled talent and unique growth opportunities. Before making any awards, we carefully consider the related financial impact.

As a result of these acquisitions, as well as other organic, or internal growth, we have expanded and enlarged our operations, and the number of employees eligible to participate in our stock incentive plans has increased by approximately 200%. Upon consummation of currently pending acquisitions, the number of eligible employees is expected to increase further. As noted above, as of the record date, there were only 268,007 unreserved shares available for grant under our existing stock incentive plans. Due to our increased employee population, we believe this number is inadequate to address the anticipated needs of our rapidly growing Company.

The 2010 Plan provides incentive programs that are consistent with our goal of enhancing long-term shareholder value. We believe our Company is uniquely positioned within the banking industry to benefit from continued local market turmoil, organic growth opportunities, and acquisitions that add shareholder value. We believe it is important to have our team closely aligned with the interests of our shareholders, and their long-term compensation should be aligned with shareholder interests. Appropriately, a significant portion of our senior leadership team’s compensation is stock-based compensation that focuses on the long-term performance of our Company. We expect this philosophical and cultural approach and our focus on long-term performance and growth to continue in the future. Our redesigned executive officer incentive programs for 2014, which will place greater focus on pre-established performance objectives and targets, is described below and under “Compensation Discussion and Analysis” in this Proxy Statement.

In addition to considering our expanded employee base and recruiting opportunities designed to expand further our client base, as well as our desire to continue to be able to provide meaningful equity-based incentives, our Compensation Committee and our Board of Directors also considered the following factors in adopting the 2010 Plan:

•	The Committee and the Board recognize that the current management team and strategic hires require appropriate incentives to deliver earnings and balance sheet growth, the result of which has been a significant improvement in our stock price over the last 10 years, both in absolute terms and relative to various indices.

•	Since our change in strategic direction in 1999, our share price has dramatically outperformed our peers during this period:

	Time Period	IBERIABANK Corporation	Peer Group Median	Peer Group Average

Change in Common Stock Price
December 31, 2012 to December 31, 2013	1 Year	28.0%	32.0%	35.3%

December 31, 1999 to December 31, 2013
Total	14 Years	471.4%	105.1%	148.2%
Compounded Growth	14 Years	13.3%	5.2%	5.3%

Total Shareholder Return
(Includes reinvestment of quarterly cash dividends)
December 31, 2012 to December 31, 2013	1 Year	31.2%	36.3%	38.5%

December 31, 1999 to December 31, 2013
Total	14 Years	709.9%	155.2%	231.1%
Compounded Growth	14 Years	16.1%	8.3%	8.1%

•	The outstanding long-term success of our share performance, long vesting period and low key leader turnover have resulted in relatively few outstanding stock options being exercised; most have been held for extended periods of time. As a result of these factors, we believe any perceived “overhang” of our previous option grants is inflated, albeit for favorable reasons.

•	Historically, many of our previous non-FDIC assisted acquisitions included significant cash consideration, as opposed to stock consideration, which further increased the overhang ratio. The acquisitions also require stock incentives to retain and incent key acquired associates.

•	Since 1999, a significant portion of our earnings growth was internally driven, via strategic individual and team hires. The Board of Directors believes it is imperative that we have the right people to continue to successfully execute our strategies and drive our future growth. The ability to grant equity compensation and to conduct opportunistic recruiting is a critical component to this success.

•	We continue to face a unique operating environment and recruiting opportunities. The favorable influence of the energy sector, limited construction and land development exposure, favorable local competitive dynamics, and internal turmoil at many of our large competitors have continued to provide unique expansion opportunities.

Redesigned Incentive Programs

To ensure consistent leadership focus and appropriate incentives in achieving the key long-term financial goals and improved operating performance, the Compensation Committee has redesigned the incentive programs for the Company’s executive officers for 2014. Under the redesigned program, the Compensation Committee will place greater focus on pre-established performance objectives and targets that are intended to reward long-term shareholder value creation. In addition to having a greater portion of executive compensation based on performance metrics as opposed to time-based compensation, the program also places greater focus on explicit quantitative measures to closely align with the path to improved performance and strategic goal attainment. The quantitative measures will be set annually by the Compensation Committee.

In February 2014, the Compensation Committee made incentive grants under our current stock incentive plan using the parameters of our redesigned program. The performance metrics used for the 2014 grants to our senior executive officers for 2014 include:

•	Balance sheet growth - measured as year-over-year average asset growth over the planning period.

•	Return on average tangible common equity - measured on an operating basis over the planning period.

•	Fully diluted earnings per share - measured on an annual operating basis over the planning period.

•	Asset quality-related metrics - measured as annual net charge-offs to average loans and nonperforming assets to total assets over the planning period.

•	Total shareholder return - evaluated compared to the KBW Regional Bank Index over the planning period.

Best Practice Provisions in the 2010 Plan

The 2010 Plan has many provisions designed to protect shareholder interests and promote effective corporate governance, including the following:

•	the exercise price of options and share appreciation rights may not be less than the fair market value of a share of stock on the date of grant;

•	the 2010 Plan prohibits the repricing of any option or share appreciation right without shareholder approval;

•	the 2010 Plan limits the number of full value awards that may be granted under the plan;

•	only shares subject to awards that are forfeited, expire, cancelled or become unexercisable shall again become available for grant under the 2010 Plan;

•	options, share appreciation rights, restricted shares and restricted share units are subject to a minimum three-year vesting requirement (although incremental vesting is permitted), except for awards made to directors;

•	the 2010 Plan limits the number of shares subject to options, share appreciation rights, and performance compensation awards that may be granted to a participant each year;

•	the full number of all share appreciation rights shall be counted against the plan limits;

•	material amendments of the 2010 Plan require shareholder approval; and

•	awards under the 2010 Plan are administered by the Compensation Committee, an independent committee of our Board.

Description of the 2010 Plan

The terms of the 2010 Plan as presented to our shareholders for approval at the Annual Meeting are summarized below. As noted above, you should read the full plan as set forth in Exhibit A to this Proxy Statement before deciding how to vote.

General. Employees, consultants and directors of our Company and our affiliates may be granted awards, though only employees may receive stock options classified as “incentive stock options” (also known as “ISOs”). There are currently 11 directors and approximately 350 employees eligible to receive awards under the 2010 Plan.

A maximum of 2,150,000 shares of common stock may be made the subject of awards under the 2010 Plan. In addition, of that amount the maximum number of shares that may be issued as full value awards is 1,075,000 shares of common stock (or 50% of the total authorized shares). All share limitations contained in the 2010 Plan will be adjusted in the event of certain changes in the capitalization of the Company. The closing sale price of a share of common stock as reported on the NASDAQ Global Select Market on March 19, 2014, was $70.31 per share.

Administration. The 2010 Plan is administered by a committee of at least two directors (the “Committee”), each of whom is and will be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and an “outside director” within the meaning of Section 162(m) of the Code. The Committee has authority, subject to the terms of the 2010 Plan, to determine when and to whom to make awards under the 2010 Plan, the type of award and the number of shares to be covered by the awards, the fair market value of shares, the terms of the awards, which include the exercise price of the shares of common stock covered by options, any applicable vesting provisions, and conditions under which awards may be terminated, expired, cancelled, renewed or replaced, and to construe and interpret the terms of the 2010 Plan and awards. Subject to applicable law, the Compensation Committee may delegate administrative functions to officers or other designated employees of the Company or its affiliates. The Committee currently is the Compensation Committee of the Board of Directors.

Types of Awards. The 2010 Plan permits the issuance of the following types of awards: options, share appreciation rights, restricted shares, restricted share units, unrestricted shares, performance units and performance compensation awards.

Options and SARs. Options granted under the 2010 Plan provide participants with the right to purchase shares at a predetermined exercise price. The Committee may grant ISOs and non-ISOs; provided, however, that ISO treatment is not available for options that become first exercisable in any calendar year for shares that have a value exceeding $100,000 (based upon the fair market value of the shares on the option grant date).

Share appreciation rights (“SARs”) generally permit participants to receive, upon exercise, cash or shares equal in value to the excess of (i) the fair market value, on the date of exercise, of the shares with respect to which the SAR is being exercised, over (ii) the exercise price of the SAR for such shares. The Committee may grant SARs in tandem with options or independently of them.

No participant may receive stock options and SARs with respect to more than 300,000 shares of common stock per calendar year.

Exercise Price for Options and SARs; No Repricings. The per share purchase price under each option or SAR granted is established by the Committee at the time the option or SAR is granted. However, the per share purchase price for non-ISOs and the exercise price of SARs may not be less than 100% of the fair market value (generally, the closing price reflected in trading on the NASDAQ Global Select Market, which is the Company’s principal trading market) of a share of common stock on the date the option or SAR is granted. The exercise price of ISOs may not be less than 110% of the fair market value on the grant date of the underlying shares subject to the award for participants who own more than 10% of the Company’s outstanding shares on the grant date. For ISOs granted to other participants, the exercise price may not be less than 100% of the fair market value of the underlying shares on the grant date.

The 2010 Plan does not permit the repricing of options or SARs.

Exercise of Options and SARs. Each option granted pursuant to the 2010 Plan may be for such term as determined by the Committee; provided, however, that no option will be exercisable more than 10 years from the date it was granted (five years in the case of ISOs granted to employees who, at the time of grant, own more than 10% of the Company’s outstanding shares). In addition, except for grants to directors, options and SARs must have a minimum three-year vesting period, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if vesting of the awards is based on attainment of performance goals a minimum vesting period of one year is allowed, with incremental vesting of portions of the awards over the one-year period permitted. To the extent exercisable in accordance with the agreement evidencing the grant, an option or SAR may be exercised in whole or in part, and from time to time during its term; subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has discretion to accept payment of the exercise price in any of the following forms (or combination of them): cash or check in U.S. dollars, shares, cashless exercise through a broker or a net exercise exchange.

Subject to the terms of the agreement evidencing an option grant, the option may be exercised, to the extent the option was exercisable upon termination, during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). Forfeiture occurs on termination for cause. The agreement evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to the option upon a termination or change in status of the employment or service of the option holder. All SARs will be counted in full against the number of shares available for award under the 2010 Plan, regardless of the number of shares issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Performance Units. Under the 2010 Plan, the Committee, in its discretion, may grant restricted shares that are forfeitable unless and until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares after certain vesting requirements are met, and may grant an aggregate of no more than 30,000 unrestricted shares as to which a participant’s interest is immediately vested. The Committee, in its discretion, may also grant performance units which must vest based on the attainment of performance goals with a minimum vesting period of one year, with incremental vesting of portions of the performance units over the one-year period permitted.

For restricted share and restricted share unit awards, the 2010 Plan provides the Committee with discretion to determine the terms and conditions under which a participant’s interest in an award becomes vested. However, except for grants to directors, restricted shares and restricted share units must have a minimum three-year vesting period, with incremental vesting of portions of the award over the three-year period permitted; provided, however, that if vesting of the awards is based on attainment of performance goals a minimum vesting period of one year is allowed, with incremental vesting of portions of the awards over the one-year period permitted.

Unless otherwise provided in an award agreement, whenever shares are released pursuant to restricted shares or restricted share units under the 2010 Plan, the recipient will be entitled also to receive cash or additional shares that reflect any cash or stock dividends that the Company’s common shareholders receive between the date of the award and issuance or release of the shares.

Performance-based Awards. Under the 2010 Plan, the Committee may, at the time of grant of restricted shares, restricted share units, and performance units, or a cash incentive award, designate these awards as “Performance Compensation Awards,” which are awards intended to be exempt from Code Section 162(m) limitations.

Performance Compensation Awards will vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, a business unit or any affiliate. Performance Compensation Awards are payable in shares, cash, or some combination of the two; subject to an individual participant limit of $4,000,000 in cash per calendar year and 250,000 shares per performance period, and subject to adjustment in the event of certain changes in capitalization of the Company. The Committee may decide the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the 2010 Plan requires that the Committee specify in writing the performance period to which a Performance Compensation Award relates, and an objective formula by which to measure whether and the extent to which the award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance-based measures and formula applicable to the award may not be amended or modified in a manner that would cause the compensation payable under the award to fail to constitute performance-based compensation under Code Section 162(m).

Under the 2010 Plan, the possible performance-based measures for Performance Compensation Awards include one or more of the following selected by the Committee to measure Company, affiliate, and/or business unit performance for a given performance period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; growth in assets, deposits or loans; economic value added; working capital; credit quality measurements (such as net charge-offs, the ratio of nonperforming assets to total assets, and loan loss allowances as a percentage of nonperforming assets); total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of affiliates or business units.

Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance-based measures may vary from performance period to performance period and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative. The regulations under Code Section 162(m) require that the material terms of the performance-based measures be reapproved by our shareholders every five years. To qualify as performance-based compensation, grants of restricted shares, restricted share units, performance units and cash incentive awards are required to satisfy the other applicable requirements of Code Section 162(m).

Income Tax Withholding. As a condition for the issuance of shares pursuant to awards, the 2010 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the awards or the issuance of shares.

Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers of awards other than incentive stock options to charitable institutions, certain family members, or related trusts, or as otherwise approved by the Committee for a select group of management or other highly compensated employees.

Certain Corporate Transactions. The Committee will equitably adjust the number of shares covered by each outstanding award, all share limitations, and the number of shares that have been authorized for issuance under the 2010 Plan but as to which no awards have yet been granted or that have been returned to the 2010 Plan upon cancellation, forfeiture, or expiration of an award, as well as the price per share covered by each such outstanding award, to reflect any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide, in substitution for any or all outstanding awards under the 2010 Plan, alternative consideration (including securities of any surviving entity) as the Committee may in good faith determine to be equitable under the circumstances, and the Committee may require in connection therewith the surrender of all awards so replaced. In any case, a substitution will not require the consent of any recipient of awards previously granted awards pursuant to the 2010 Plan. Notwithstanding the foregoing, the Committee may not cancel an outstanding option that is not in-the-money for the purpose of reissuing the option to the participant at a lower exercise price or granting a replacement award of a different type.

Unless otherwise provided in an award agreement, awards will automatically vest (and to the extent applicable, become exercisable) and any repurchase rights of the Company will automatically lapse upon a Change in Control (as defined in the 2010 Plan, unless otherwise defined in the award agreement) of the Company. In addition, in the event or in anticipation of a Change in Control, the Committee may at any time in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any participant with respect to his or her outstanding awards (except to the extent an agreement evidencing an award provides otherwise), take one or more of the following actions: (i) arrange for or otherwise provide that each outstanding award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation; (ii) require that all outstanding options and SARs be exercised on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised options and SARs shall terminate; or (iii) arrange or otherwise provide for payment of cash or other consideration to participants in exchange for the satisfaction and cancellation of outstanding awards, or (iv) make other appropriate adjustments or modifications.

In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding award to reflect the effect of such distribution. If the Company dissolves or liquidates, all awards will immediately terminate, subject to the ability of the Board of Directors to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of the 2010 Plan; Amendments or Termination. The Board of Directors has the power to terminate, amend, alter, suspend, or discontinue the 2010 Plan at any time. If the Board does not take action to earlier terminate the 2010 Plan, it will terminate on March 18, 2024. Certain amendments may require the approval of the Company’s shareholders. For example, NASDAQ rules require shareholder approval of certain material amendments. No amendment, suspension, or termination of the 2010 Plan will materially and adversely affect awards that previously had been granted without the written consent of the holders of those awards unless it relates to an adjustment pursuant to certain transactions that change the Company’s capitalization. Notwithstanding the foregoing, the Committee may amend the 2010 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Federal Income Tax Consequences. The following is a general discussion of certain current U.S. federal income tax consequences relating to awards granted under the 2010 Plan. This discussion does not address all aspects of U.S. federal income taxation, does not discuss state, local and foreign tax issues and does not discuss considerations applicable to a holder who is, with respect to the United States, a non-resident alien individual. This summary of federal income tax consequences does not purport to be complete and is based upon interpretations of existing laws, regulations and rulings, which could be altered materially with enactment of any new tax legislation.

Under the Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that participants recognize pursuant to awards (subject to the participant’s overall compensation being reasonable, and to the discussion below with respect to Code Section 162(m)). For participants, the expected U.S. tax consequences of awards are as follows:

•	Nonqualified Stock Options (“NQs”). A participant will not recognize income at the time a NQ is granted. At the time a NQ is exercised, the participant will recognize ordinary income in an amount equal to the excess of (i) the fair market value of the shares issued to the participant on the exercise date over (ii) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a NQ, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held.

•

ISOs. A participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (i) the participant recognizes gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (ii) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

•	Share Appreciation Rights. A participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any cash or shares that the participant receives.

•	Restricted Shares, Restricted Share Units, Performance Units, Performance Awards, and Unrestricted Shares. In general, a participant will not recognize income at the time of grant of restricted shares, restricted share units, performance units or Performance Compensation Awards, unless the participant elects with respect to restricted shares to accelerate income taxation to the date of the award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to Performance Compensation Awards and Awards of unrestricted shares.

•	Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out or accelerated lapse of restrictions on awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Code Section 280G, the participant may be subject to a 20% excise tax, and the Company may be denied a tax deduction. Furthermore, the Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Code Section 162(m) in certain circumstances. The 2010 Plan is designed to permit Performance Compensation Awards that qualify as performance-based compensation under Code Section 162(m).

New Plan Benefits. The Compensation Committee made equity awards in February 2014 under our current stock incentive plan. However, no stock options or other awards pursuant to the proposed 2010 Plan have been, or will be, granted under the 2010 Plan prior to approval by the Company’s shareholders. If our shareholders approve the 2010 Plan at the Annual Meeting, grants of awards to eligible participants will be made in the future by the Compensation Committee as it deems necessary or appropriate.

Vote Required

Pursuant to NASDAQ rules and our Bylaws, the affirmative vote of a majority of the votes actually cast is required for approval of Proposal III.

Recommendation of the Board of Directors

The Compensation Committee and our Board determined that approval of proposed 2010 Plan is appropriate and in the best interests of the Company and its shareholders.

Our Board recommends a vote FOR the approval of the proposed 2010 Plan.

If the 2010 Plan receives shareholder approval, we will register with the SEC (on a Registration Statement on Form S-8 to be filed under the Securities Act of 1933, as amended) the additional shares of common stock that would be issuable under the 2010 Plan.

PROPOSAL IV—ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2011 Annual Meeting of Shareholders, our shareholders were asked to recommend how often they should be given the opportunity to cast a “say-on-pay” vote on the compensation of our Named Executive Officers. Over 90% of the votes cast were for the “Every Year” option, and this option was later approved by the Board of Directors.

As a result, and as required pursuant to Section 14A of the Securities Exchange Act of 1934, we are again asking our shareholders to provide an advisory vote on the compensation of the Named Executive Officers. While this vote is non-binding on our Company and the Board of Directors, it will provide the Compensation Committee with information regarding investor sentiment about our executive compensation philosophy, policies and practices which the Committee will be able to consider when determining future executive compensation arrangements.

Following is a summary of some of the key points of our executive compensation program. See “Compensation Discussion and Analysis” and “Executive Compensation” for more information.

The pay-for-performance compensation philosophy of the Compensation Committee supports our primary objective of creating long-term shareholder value. The Compensation Committee seeks to ensure that compensation of our executive officers and other employees is competitive in order to attract and retain talented individuals to lead our Company and IBERIABANK. Our executive compensation program has been designed to align managements’ interests with those of our shareholders. In addition, the program seeks to mitigate risks related to compensation.

In redesigning the Company’s incentive programs for executive officers in 2014, the Compensation Committee established key performance measurements which are intended to reward long-term shareholder value creation. In addition to having a greater portion of executive compensation based on performance metrics as opposed to time-based compensation, the program also places greater focus on explicit quantitative measures to closely align with the path to improved performance and strategic goal attainment.

Shareholders are urged to read the discussion under “Compensation Discussion and Analysis” in this Proxy Statement, which describes in detail how our compensation policies and procedures complement our compensation philosophy. We believe that the information provided regarding executive compensation in this Proxy Statement demonstrates that our executive compensation program is intended to maximize shareholder return while mitigating risk and aligning managements’ interests with our shareholders. Accordingly, the Compensation Committee and the Board of Directors strongly support our executive compensation programs and recommend that shareholders approve the following advisory resolution:

RESOLVED, that compensation paid to the Company’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including “Compensation Discussion and Analysis”, the compensation tables, and the related narrative discussion is hereby approved.

Although this advisory vote will be non-binding, it will serve as a recommendation to the Compensation Committee and the Board of Directors. The Compensation Committee and the Board will seriously consider the voting results in connection with their ongoing evaluation of the Company’s executive compensation arrangements. The next such shareholder advisory vote will occur at the 2015 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY

STATEMENT

SHAREHOLDER PROPOSALS

Any proposal which a shareholder wishes to have included in the proxy materials relating to the next Annual Meeting of Shareholders must be in compliance with Rule 14a-8 under the 1934 Act and received at our principal executive offices, 200 West Congress Street, Lafayette, Louisiana 70501, Attention: Robert B. Worley, Jr.,

Secretary, no later than December 8, 2014. With respect to the 2015 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal by such date, it will not be included in our Proxy Statement and form of proxy.

Shareholder proposals which are not submitted for inclusion in our proxy materials may be brought before an annual meeting pursuant to Article 9D of our Articles of Incorporation, which provides that the shareholder must give timely notice thereof in writing to our Secretary, setting forth as to each matter the shareholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on our books, of the shareholder proposing such business and, to the extent known, any other shareholders known by such shareholder to be supporting such proposal, (c) the class and number of shares of our capital stock which are beneficially owned by the shareholder on the date of such shareholder notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such proposal on the date of such shareholder notice, and (d) any financial interest of the shareholder in such proposal (other than interests which all shareholders would have). To be timely with respect to the Annual Meeting of Shareholders to be held in 2015, a shareholder’s notice must be delivered to, or mailed and received at, our principal executive offices no later than 60 days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders, or March 6, 2015. With respect to the 2015 Annual Meeting of Shareholders, if we do not receive a shareholder’s notice by such date, proxy holders will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the Proxy Statement.

In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

OTHER MATTERS

Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting as to which proxies in the accompanying form confers discretionary authority the persons named therein will vote such proxies as determined by a majority of the Board of Directors.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, IBERIABANK CORPORATION, 200 WEST CONGRESS STREET, 12TH FLOOR, LAFAYETTE, LOUISIANA 70501.

By Order of the Board of Directors

Robert B. Worley, Jr. Secretary

Lafayette, Louisiana

April 7, 2014

Important Notice Regarding the Availability of Proxy Materials for the

2014 Annual Meeting of Shareholders to be held on May 5, 2014

This Notice and Proxy Statement, the Company’s 2013 Annual Report to Shareholders and the Company’s

Annual Report on Form 10-K for the year ended December 31, 2013, are available electronically at

http://www.iberiabank.com/Proxy2014

EXHIBIT A

IBERIABANK Corporation

AMENDED & RESTATED 2010 STOCK INCENTIVE PLAN

As amended and restated as of March 18, 2014

1.	Establishment, Purpose, and Types of Awards.

IBERIABANK Corporation (the “Company”) hereby establishes this equity-based incentive compensation plan to be known as the “IBERIABANK Corporation Amended & Restated 2010 Stock Incentive Plan” (the “Plan”), in order to provide incentives and awards to select employees, consultants, and directors of the Company and its Affiliates.

The Plan permits the granting of the following types of Awards, according to the Sections of the Plan listed here:

Section 6	Option Awards
Section 7	Share Appreciation Rights
Section 8	Restricted Shares, Restricted Share Units, and Unrestricted Shares
Section 9	Performance Units
Section 10	Performance Compensation Awards

The Plan is not intended to affect, and shall not affect, any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future pursuant to any agreement, plan, or program that is independent of this Plan.

2.	Defined Terms.

Terms in the Plan that begin with an initial capital letter have the defined meaning set forth in the Appendix, unless defined elsewhere in this Plan or an Award Agreement, or the context of their use clearly indicates a different meaning.

3.	Shares Subject to the Plan.

(a) Maximum Number of Shares Issuable under the Plan. Subject to the provisions of Section 13 of the Plan, the maximum number of Shares that the Company may issue for all Awards is 2,150,000 Shares. The maximum number of Shares that the Company may issue as full value Awards under Sections 8, 9, and 10 is 1,075,000 Shares. Additional limitations on Share issuances are provided in Sections 5(c), 8(a), 8(b) and 10(b). For all Awards, the Shares issued pursuant to the Plan may be authorized but unissued Shares, or Shares that the Company has reacquired or otherwise holds in treasury.

(b) Return of Shares to the Plan. Shares that are subject to an Award that for any reason expires, is forfeited, is cancelled, or becomes unexercisable shall again, except to the extent prohibited by Applicable Law, be available for subsequent Awards under the Plan. Notwithstanding the foregoing, but subject to adjustments pursuant to Section 13 below, (i) SARs shall be accounted for under the Plan as provided in Section 7(d) and (ii) the number of Shares that are available for ISO Awards shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in Section 3(a) by the number of Shares issued pursuant to Awards, provided that any Shares that are issued under the Plan and forfeited back to the Plan shall be available for issuance pursuant to future ISO Awards.

4.	Administration.

(a) General. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly-appointed Committee or if the Board otherwise chooses to act in lieu of the Committee, the Board shall function as the Committee for all purposes of the Plan.

(b) Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more Reporting Persons (or other officers) to make Awards to Eligible Persons who are not Reporting Persons (or other officers whom the Committee has specifically authorized to make Awards). The Board has sole discretion, at any time, to appoint additional members to the Committee, to remove and replace members of the Committee for any reason, and to fill vacancies on the Committee however caused.

(c) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i) to determine Eligible Persons to whom Awards shall be granted from time to time and the number of Shares, units, or SARs to be covered by each Award;

(ii) to determine, from time to time, the Fair Market Value of Shares;

(iii) to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv) to approve the forms of Award Agreements and all other documents, notices, and certificates in connection therewith, which need not be identical either as to type of Award or among Participants;

(v) to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi) in order to fulfill the purposes of the Plan and without amending the Plan, modify, cancel, or waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs; and

(vii) to make all other interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

(d) Delegation of Authority. Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Reporting Persons, officers, or Employees of the Company or its Affiliates. With respect to Participants not subject to Section 16 of the Exchange Act or Section 162(m) of the Code, the Committee may delegate to appropriate officers of the Company its authority to designate Participants, to determine the size and type of Awards to be received by those Participants and to set and modify the terms of such Awards; provided, however, that all such Awards shall comply with the terms of this Plan. Any actions taken by the delegee shall be treated as actions by the Committee.

(e) Deference to Committee Determinations. The Committee shall have the sole discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision, or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly arbitrary or capricious.

(f) No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to the Plan, any Award, or any Award Agreement. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who takes action in connection with the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties under the Plan. The Company and its Affiliates may obtain liability insurance for this purpose.

5.	Eligibility.

(a) General Rule. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code, and may grant all other Awards to any Eligible Person. A Participant who has been granted an Award may be granted an additional Award or Awards if the Committee shall so determine, if such Participant is otherwise an Eligible Person and if otherwise in accordance with the terms of the Plan.

(b) Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine from the class of Eligible Persons those individuals to whom Awards under the Plan may be granted, the number of Shares subject to each Award, the price (if any) to be paid for the Shares or the Award and, in the case of Performance Awards, in addition to the matters addressed in Section 10 below, the specific objectives, goals and performance criteria that further define the Performance Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant. The Award Agreement shall set forth the material terms and conditions of the Award established by the Committee.

(c) Limits on Awards. During the term of the Plan, no Participant may receive Options and SARs that relate to more than 300,000 Shares per calendar year. The Committee will adjust this limitation pursuant to Section 13 below. Additional limitations applicable to Performance Compensation Awards are described in Section 10(b).

(d) Replacement Awards. Subject to Applicable Laws (including any associated shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition of the grant of an Award to a Participant that the Participant surrender for cancellation some or all of the Awards that have previously been granted to the Participant under this Plan or otherwise. An Award that is conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. In the case of Options and SARs, these other terms may not involve an exercise price that is lower than the exercise price of the surrendered Option or SAR (as was determined under Section 6(e) or 7(b), respectively) unless the Company’s shareholders approve the grant itself or the program under which the grant is made pursuant to the Plan.

6.	Option Awards.

(a) Types; Documentation. The Committee may in its discretion grant ISOs to any Employee and Nonqualified Stock Options to any Eligible Person, and shall evidence any such grants in an Award Agreement that is delivered to the Participant. Each Option shall be designated in the Award Agreement as an ISO or a Nonqualified Stock Option, and the same Award Agreement may grant both types of Options. Options granted under the Plan may contain such terms and provisions not inconsistent with the Plan that the Committee shall deem advisable in its sole and absolute discretion.

(b) ISO $100,000 Limitation. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. For purposes of determining whether the $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this Section 6(b) shall be automatically adjusted accordingly.

(c) Minimum Vesting Requirements. Except for grants to Directors, Options granted under this Section 6 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the Award over the three-year period permitted; provided, however, that if the vesting of the Award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the Award over the one-year period permitted.

(d) Term of Options. Each Award Agreement shall specify a term at the end of which the Option automatically expires, subject to earlier termination provisions contained in Section 6(f)(ii) hereof, provided, that, the term of any Option may not exceed ten years from the Grant Date. In the case of an ISO granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the ISO shall not exceed five years from the Grant Date.

(e) Exercise of Option.

(i) Exercise Price. The exercise price of an Option shall be determined by the Committee in its discretion and shall be set forth in the Award Agreement, provided that (i) if an ISO is granted to an Employee who on the Grant Date is a Ten Percent Holder, the per Share exercise price shall not be less than 110% of the Fair Market Value per Share on the Grant Date, and (ii) for all other Options, such per Share exercise price shall not be less than 100% of the Fair Market Value per Share on the Grant Date.

(ii) Terms and Conditions. The Committee shall in its sole discretion determine the times, circumstances, and conditions under which an Option shall be exercisable, and shall set them forth in the Award Agreement. The Committee shall have the discretion to determine whether and to what extent the vesting of Options shall be tolled during any unpaid leave of absence; provided, however, that in the absence of such determination, vesting of Options shall be tolled during any such leave approved by the Company.

(iii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Committee may require in an Award Agreement that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent a Participant from purchasing the full number of Shares as to which the Option is then exercisable.

(iv) Methods of Exercise. Prior to its expiration pursuant to the terms of the applicable Award Agreement, each Option may be exercised, in whole or in part (provided that the Company shall not be required to issue fractional shares), by delivery of notice of exercise to the Company or its delegee, in such form as the Company shall determine, which notice shall be accompanied by the full exercise price of the Shares being purchased. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Grant Date and it shall be included in the applicable Award Agreement. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:

(1) cash or check payable to the Company (in U.S. dollars);

(2) other Shares that (A) are owned by the Participant who is purchasing Shares pursuant to an Option, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is being exercised, (C) are all, at the time of such surrender, free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions which would in any manner restrict the transfer of such shares to or by the Company (other than such restrictions as may have existed prior to an issuance of such Shares by the Company to such Participant), and (D) the certificates of which are duly endorsed for transfer to the Company or attestation of ownership and transfer to the Company is effected to the Company’s satisfaction;

(3) a cashless exercise program pursuant to which a Participant may concurrently provide irrevocable instructions (A) to such Participant’s broker to effect the immediate sale of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable taxes required to be withheld by the Company by reason of such exercise, and (B) to the Company to (upon receipt of payment from the broker) deliver the certificates for or electronic evidence of ownership of the purchased Shares directly to such broker in order to complete the sale;

(4) if approved by the Committee, through a net exercise procedure whereby the Participant surrenders the Option in exchange for that number of Shares with an aggregate Fair Market Value equal to the difference between the aggregate exercise price of the Option being surrendered and the aggregate Fair Market Value of the Shares subject to the Option;

(5) in such other manner as may be authorized from time to time by the Committee; or

(6) any combination of the foregoing methods of payment.

(v) Delivery of Shares. The Company shall not be required to deliver Shares pursuant to the exercise of an Option until payment of the full exercise price therefore is received by the Company.

(f) Effect of Termination of Continuous Service.

(i) The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or below (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards. In no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement.

(ii) Unless otherwise provided in the Participant’s Award Agreement, the following provisions shall apply when there is a termination of a Participant’s Continuous Service. Notwithstanding the terms below, no Option may be exercised after the expiration of the Option term as set forth in the Award Agreement.

(1) Termination other than Upon Disability or Death or for Cause. In the event of termination of a Participant’s Continuous Service (other than as a result of Participant’s death, Disability, retirement or termination for Cause), the Participant shall have the right to exercise an Option at any time within 90 days following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(2) Disability. In the event of termination of a Participant’s Continuous Service as a result of his or her being Disabled, the Participant shall have the right to exercise an Option at any time within one year following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(3) Retirement. In the event of termination of a Participant’s Continuous Service as a result of Participant’s retirement, the Participant shall have the right to exercise the Option at any time within six months following such termination to the extent the Participant was entitled to exercise such Option at the date of such termination.

(4) Death. In the event of the death of a Participant during the period of Continuous Service since the Grant Date of an Option, or within 30 days following termination of the Participant’s Continuous Service, the Option may be exercised at any time within one year following the date of the Participant’s death by the Participant’s estate or by a Person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise the Option had vested at the date of death or, if earlier, the date the Participant’s Continuous Service terminated.

(5) Cause. If the Committee determines that a Participant’s Continuous Service terminated due to Cause, the Participant shall immediately forfeit the right to exercise any Option, and it shall be considered immediately null and void.

(g) Reverse Vesting. The Committee in its sole and absolute discretion may allow a Participant to exercise unvested Options, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Options.

7.	Share Appreciation Rights (SARs).

(a) Grants. The Committee may in its discretion grant Share Appreciation Rights (SARs) to any Eligible Person, in any of the following forms:

(i) SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option. An SAR shall entitle the Option holder, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 7(e) below. Any SAR granted in connection with an ISO will contain such terms as may be required to comply with the provisions of Section 422 of the Code.

(ii) SARs Independent of Options. The Committee may grant SARs which are independent of any Option subject to such conditions as the Committee may in its discretion determine, which conditions will be set forth in the applicable Award Agreement. Notwithstanding the above, except for grants to Directors, SARs granted independent of any Options shall be subject to a vesting period of at least three years, with incremental vesting of portions of the Award over the three-year period permitted; provided, however, that if the vesting of the Award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the Award over the one-year period permitted.

(iii) Limited SARs. The Committee may grant SARs exercisable only upon or in respect of a Change in Control or any other specified event, and such limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs, or on a stand-alone basis, and may be payable in cash or Shares based on the spread between the exercise price of the SAR, and (1) a price based upon or equal to the Fair Market Value of the Shares during a specified period, at a specified time within a specified period before, after or including the date of such event, or (2) a price related to consideration payable to the Company’s shareholders generally in connection with the event.

(b) Exercise Price. The per Share exercise price of an SAR shall be determined in the sole discretion of the Committee, shall be set forth in the applicable Award Agreement, and shall be no less than 100% of the Fair Market Value of one Share. The exercise price of an SAR related to an Option shall be the same as the exercise price of the related Option.

(c) Exercise of SARs. Unless the Award Agreement otherwise provides, an SAR related to an Option will be exercisable at such time or times, and to the extent, that the related Option will be exercisable. An SAR may not have a term exceeding ten years from its Grant Date. An SAR granted independently of any other Award will be exercisable pursuant to the terms of the Award Agreement. Whether an SAR is related to an Option or is granted independently, the SAR may only be exercised when the Fair Market Value of the Shares underlying the SAR exceeds the exercise price of the SAR.

(d) Effect on Available Shares. All SARs shall be counted in full against the number of shares available for award under the Plan, regardless of the number of Shares issued upon settlement of the SARs.

(e) Payment.

(i) Upon exercise of an SAR related to an Option and the attendant surrender of an exercisable portion of any related Award, the Participant will be entitled to receive payment of an amount determined by multiplying –

(1) the excess of the Fair Market Value of a Share on the date of exercise of the SAR over the exercise price per Share of the SAR, by

(2) the number of Shares with respect to which the SAR has been exercised.

(ii) Notwithstanding Section 7(e)(i), an SAR granted independently of an Option:

(1) may limit the amount payable to the Participant to a percentage, specified in the Award Agreement but not exceeding one hundred percent (100%), of the amount determined pursuant to Section 7(e)(i), and

(2) shall be subject to any payment or other restrictions that the Committee may at any time impose in its discretion, including restrictions intended to conform the SARs with Section 409A of the Code.

(f) Form and Terms of Payment. Subject to Applicable Law, the Committee may, in its sole discretion, settle the amount determined under Section 7(e) above solely in cash, solely in Shares (valued at their Fair Market Value on the date of exercise of the SAR), or partly in cash and partly in Shares. In any event, cash shall be paid in lieu of fractional Shares. Absent a contrary determination by the Committee, all SARs shall be settled in cash as soon as practicable after exercise. Notwithstanding the foregoing, the Committee may, in an Award Agreement, determine the maximum amount of cash or Shares or combination thereof that may be delivered upon exercise of an SAR.

(g) Effect of Termination of Continuous Service. The Committee shall establish and set forth in the applicable Award Agreement the terms and conditions on which an SAR shall remain exercisable, if at all, following termination of a Participant’s Continuous Service. The provisions of Section 6(f)(ii) above shall apply to the extent an Award Agreement does not specify the terms and conditions upon which an SAR shall terminate when there is a termination of a Participant’s Continuous Service.

8.	Restricted Shares, Restricted Share Units, and Unrestricted Shares.

(a) Grants. The Committee has the discretion to grant Awards of Restricted Shares, Restricted Share Units, and Unrestricted Shares under this Section 8.

(i) The Committee may in its discretion grant restricted shares (“Restricted Shares”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant and that sets forth the number of Restricted Shares, the purchase price for such Restricted Shares (if any), and the terms upon which the Restricted Shares may become vested.

(ii) The Committee may in its discretion grant the right to receive Shares after certain vesting requirements are met (“Restricted Share Units”) to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the number of Shares (or formula, that may be based on future performance or conditions, for determining the number of Shares) that the Participant shall be entitled to receive upon vesting and the terms upon which the Shares subject to a Restricted Share Unit may become vested.

(iii) The Committee may condition any Award of Restricted Shares or Restricted Share Units to a Participant on receiving from the Participant such further assurances and documents as the Committee may require to enforce the restrictions.

(iv) The Committee may grant Awards hereunder for an aggregate of no more than 30,000 Shares (subject to adjustment under Section 13) in the form of unrestricted shares (“Unrestricted Shares”), which shall vest in full upon the date of grant or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its discretion) elect to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b) Vesting and Forfeiture.

(i) Award Agreements for Restricted Shares and Restricted Share Units. The Committee shall set forth in an Award Agreement granting Restricted Shares or Restricted Share Units, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to Restricted Share Units will become vested and non-forfeitable.

(ii) Minimum Vesting Requirements. Except for grants to Directors, Restricted Shares and Restricted Share Units granted under this Section 8 shall be subject to a vesting period of at least three years, with incremental vesting of portions of the Award over the three-year period permitted; provided, however, that if the vesting of the Award is based upon the attainment of performance goals, a minimum vesting period of one year is allowed, with incremental vesting of portions of the Award over the one-year period permitted.

(iii) Effect of Termination of Continuous Service. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any other reason, the Participant shall forfeit his or her unvested Restricted Shares and Restricted Share Units; provided that if a Participant purchases the Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant only if and to the extent set forth in an Award Agreement.

(c) Issuance of Restricted Shares Prior to Vesting. The Company shall issue stock certificates that evidence Restricted Shares pending the lapse of applicable restrictions, and that bear a legend making appropriate reference to such restrictions. Alternatively, the Company may reflect such ownership and restrictions in electronic format. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, the Company or a third party that the Company designates shall hold such Restricted Shares and any dividends that accrue with respect to Restricted Shares pursuant to Section 8(e) below.

(d) Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or Shares underlying Restricted Share Units) and the Participant’s satisfaction of applicable tax withholding requirements, the Company shall release to the Participant, free from the vesting restrictions, one Share for each vested Restricted Share (or issue one Share free of the vesting restriction for each vested Restricted Share Unit), unless an Award Agreement provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof.

(e) Treatment of Dividends. Unless otherwise provided in the Award Agreement, whenever Shares are released to a Participant under Section 8(d) above pursuant to the vesting of Restricted Shares or the Shares underlying Restricted Share Units are issued to a Participant pursuant to Section 8(d) above, such Participant shall receive, with respect to each Share released or issued, an amount equal to any cash dividends (plus, in the discretion of the Committee, simple interest at a rate as the Committee may determine) and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the Grant Date and the date such Share is released or issued.

(f) Section 83(b) Elections. A Participant may make an election under Section 83(b) of the Code (the “Section 83(b) Election”) with respect to Restricted Shares. If a Participant who has received Restricted Share Units provides the Committee with written notice of his or her intention to make Section 83(b) Election with respect to the Shares subject to such Restricted Share Units, the Committee may in its discretion, if permitted by Section 409A of the Code, convert the Participant’s Restricted Share Units into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s Restricted Share Unit Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares.

9.	Performance Units.

Subject to the limitations set forth in Section 10(b), the Committee has discretion to grant Performance Units to any Eligible Person and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. Performance Units must vest based upon the attainment of performance goals with a minimum vesting period of one year, with incremental vesting of portions of the Performance Units over the one-year period permitted.

10.	Performance Compensation Awards.

(a) Qualified Performance-Based Compensation.

(i) Subject to the limitations set forth in paragraph (b) hereof, the Committee may, at the time of grant of Restricted Shares, Restricted Share Units, Performance Units, or a cash incentive award, designate such Award as a “Performance Compensation Award” in order that such Award constitutes “qualified performance-based compensation” under Section 162(m) of the Code, in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(ii) With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Section 162(m) of the Code, a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (as each such term is defined in Section 10(c)).

(iii) A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period.

(iv) As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(b) Limitations on Awards. The maximum Performance Compensation Award that any one Participant may receive for any one Performance Period shall not together exceed 250,000 Shares, subject to adjustment under Section 13, and $4 million in cash, per calendar year.

(c) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; growth in assets, deposits or loans; economic value added; working capital; credit quality measurements (such as net charge-offs, the ratio of nonperforming assets to total assets, and loan loss allowances as a percentage of nonperforming assets); total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or business units. Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Section 162(m) of the Code, adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

11.	Taxes.

(a) General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

(b) Surrender of Shares. If permitted by the Committee, in its discretion, a Participant may satisfy the minimum applicable tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

(c) Default Rule for Employees. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of the exercise of an Award.

(d) Special Rules. In the case of (i) a Participant other than an Employee, (ii) an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations, (iii) a Participant who is an Executive Officer of the Company or a member of the Board, in the absence of any other arrangement and to the extent permitted under Applicable Law, the Participant shall be deemed to have elected to have the Company withhold from the Shares or cash to be issued pursuant to an Award that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) or cash equal to the amount required to be withheld. For purposes of this Section 11, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Law (the “Tax Date”).

(e) Income Taxes. Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes.

12.	Non-Transferability of Awards.

(a) General. Except as set forth in this Section 12, or as otherwise approved by the Committee, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 12.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 12, the Committee may in its discretion provide in an Award Agreement that an Award other than an ISO may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

13.	Adjustments Upon Changes in Capitalization, Merger, or Certain Other Transactions.

(a) Changes in Capitalization. The Committee shall equitably adjust the number of Shares covered by each outstanding Award, all Share limitations contained herein and the number of Shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture, or expiration of an Award, as well as the price per Share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Shares resulting from a stock-split, reverse stock-split, stock dividend, combination, recapitalization or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. In any case, such substitution of securities shall not require the consent of any person who is granted Awards pursuant to the Plan. Except as expressly provided herein, or in an Award Agreement, if the Company issues for consideration shares of stock of any class or securities convertible into shares of stock of any class, the issuance shall not affect, and no adjustment by reason thereof shall be required to be made with respect to the number or price of Shares subject to any award.

(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

(c) Change in Control. Unless otherwise provided in an Award Agreement, Awards will automatically vest in full (and to the extent applicable, become exercisable) and any repurchase rights of the Company will automatically lapse upon a Change in Control of the Company. In addition, in the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions:

(i) arrange for or otherwise provide that each outstanding Award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

(ii) require that all outstanding Options and Share Appreciation Rights be exercised on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and Share Appreciation Rights shall terminate;

(iii) arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or

(iv) make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 15(a) below.

(d) Certain Distributions. In the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per Share covered by each outstanding Award to reflect the effect of such distribution.

14.	Time of Granting Awards.

The date of grant (“Grant Date”) of an Award shall be the date on which the Committee (or its delegee pursuant to Section 4(d)) makes the determination granting such Award or such other later date as is determined by the Committee, provided that in the case of an ISO, the Grant Date shall be the later of the date on which the Committee makes the determination granting such ISO or the date of commencement of the Participant’s employment relationship with the Company.

15.	Modification of Awards and Substitution of Options or SARs.

(a) Modification, Extension, and Renewal of Awards. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards in compliance with Section 409A, to the extent applicable, or to accept the cancellation of outstanding Awards to the extent not previously exercised. However, the Committee may not cancel an outstanding option that is underwater for the purpose of reissuing the option to the Participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect such Participant’s rights thereunder, unless either the Participant provides written consent or there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

(b) Substitution of Options. Notwithstanding any inconsistent provisions or limits under the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger, or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Section 424 of the Code, the Committee may, in accordance with the provisions of that Section, substitute Options or SARs for options or stock appreciation rights under the plan of the acquired company provided (i) the excess of the aggregate fair market value of the shares subject to an Option or SAR immediately after the substitution over the aggregate option price of such shares is not more than the similar excess immediately before such substitution and (ii) the new option or stock appreciation right does not give Persons additional benefits, including any extension of the exercise period.

(c) Limitations on Repricing. Except as permitted in Section 13(a) for a change in capitalization, Section 13(c) for a Change of Control, or Section 15(b) for a substitution of Options or SARs in connection with a corporate transaction involving the Company, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARs in exchange for cash, other Awards, or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

16.	Term of Plan.

The Plan shall continue in effect for a term of ten years from its effective date as determined under Section 20 below, unless the Plan is sooner terminated under Section 17 below.

17.	Amendment and Termination of the Plan.

(a) Authority to Amend or Terminate. Subject to Applicable Laws, the Board may from time to time amend, alter, suspend, discontinue, or terminate the Plan. Shareholder approval is required for any Plan amendment that would permit repricing without shareholder approval.

(b) Effect of Amendment or Termination. No amendment, suspension, or termination of the Plan shall materially and adversely affect Awards already granted unless either it relates to an adjustment pursuant to Section 13 above, or it is otherwise mutually agreed between the Participant and the Committee, which agreement must be in writing and signed by the Participant and the Company. Notwithstanding the foregoing, the Committee may amend the Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws or regulations, or in the interpretation thereof.

18.	Conditions Upon Issuance of Shares.

Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Law, with such compliance determined by the Company in consultation with its legal counsel.

19.	Reservation of Shares.

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. Neither the Company nor the Committee shall, without shareholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures.

20.	Effective Date.

This Plan, as it may be amended and restated, shall become effective on the date of its approval by the Board; provided that if this Plan shall be submitted to the Company’s shareholders for approval, and if such Plan is not approved by the shareholders in accordance with Applicable Laws (as determined by the Committee in its discretion) within one year from the date of approval by the Board, this Plan and any Awards granted in excess of the number of shares previously approved by shareholders shall be null, void, and of no force and effect. Awards granted under this Plan before approval of this Plan, as it may be amended, by the shareholders shall be granted subject to such approval, and no Shares shall be distributed before such approval.

21.	Controlling Law.

All disputes relating to or arising from the Plan shall be governed by the internal substantive laws (and not the laws of conflicts of laws) of the State of Louisiana, to the extent not preempted by United States federal law. If any provision of this Plan is held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions shall continue to be fully effective.

22.	Laws and Regulations.

(a) U.S. Securities Laws. This Plan, the grant of Awards, the exercise of Options and SARs under this Plan, and the obligation of the Company to sell or deliver any of its securities (including, without limitation, Options, Restricted Shares, Restricted Share Units, and Shares) under this Plan shall be subject to all Applicable Laws. In the event that the Shares are not registered under the Securities Act, or any applicable state securities laws prior to the delivery of such Shares, the Company may require, as a condition to the issuance thereof, that the persons to whom Shares are to be issued represent and warrant in writing to the Company that such Shares are being acquired by him or her for investment for his or her own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act, and a legend to that effect may be placed on the certificates representing the Shares.

(b) Other Jurisdictions. To facilitate the making of any grant of an Award under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The Company may adopt rules and procedures relating to the operation and administration of this Plan to accommodate the specific requirements of local laws and procedures of particular countries. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts as may be appropriate or applicable to particular locations and countries.

23.	No Shareholder Rights.

Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a Share certificate or other evidence of Share ownership to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate or other evidence of ownership is issued, except as otherwise specifically provided for in this Plan.

24.	No Employment Rights.

The Plan shall not confer upon any Participant any right to continue an employment, service or consulting relationship with the Company, nor shall it affect in any way a Participant’s right or the Company’s right to terminate the Participant’s employment, service, or consulting relationship at any time, with or without Cause.

25.	Deferral.

Payment of an Award may be deferred only if permitted in the Award Agreement. Any deferral arrangement shall comply with Section 409A of the Code.

IBERIABANK Corporation

AMENDED & RESTATED 2010 STOCK INCENTIVE PLAN

Appendix: Definitions

As used in the Plan, the following definitions shall apply:

“Affiliate” means, with respect to any Person (as defined below), any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under applicable U.S. federal and state laws, the Code, any applicable stock exchange or automated quotation system rules or regulations, and the applicable laws of any other country or jurisdiction where Awards are granted, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, an SAR, a Restricted Share, a Restricted Share Unit, an Unrestricted Share, a Performance Unit, and a Performance Compensation Award (including a cash incentive award), or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

“Award Agreement” means any written document setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Board” means the Board of Directors of the Company.

“Cause” for termination of a Participant’s Continuous Service will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) the Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company.

The Committee shall in its discretion determine whether or not a Participant is being terminated for Cause. The Committee’s determination shall, unless arbitrary and capricious, be final and binding on the Participant, the Company, and all other affected persons. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” means, unless otherwise defined in an Award Agreement,

(a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 25 percent of the combined voting power of the Company’s then outstanding securities; provided, however, that for purposes of this paragraph (a), of this definition the following acquisitions shall not constitute a Change in Control:

(i) any acquisition of securities directly from the Company,

(ii) any acquisition of securities by the Company,

(iii) any acquisition of securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

(iv) any acquisition of securities by any corporation or entity pursuant to a transaction that does not constitute a Change of Control under paragraph (c) of this definition; or

(b) Individuals who, as of the date this Plan was adopted by the Board of Directors (the “Approval Date”), constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Approval Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

(c) consummation of a reorganization, merger ,or consolidation (including a merger, or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination,

(i) all or substantially all of the individuals and entities who were the beneficial owners of the Company’s outstanding Common Stock and the Company’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50 percent of the then outstanding shares of common stock, and more than 50 percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this subparagraph (c)(i) and paragraphs (c)(ii) and (c)(iii)shall include a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries), and

(ii) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25 percent or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 25 percent or more of the combined voting power of the then outstanding voting securities of such corporation, and

(iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d) approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. All references to specific Sections of the Code include the applicable regulations or guidance issued thereunder, as those may be amended from time to time.

“Common Stock” means the common stock of the Company.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more Directors who are disinterested within the meaning of Rule 16b-3.

“Company” means IBERIABANK Corporation, a Louisiana corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person, including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means the absence of any interruption or termination of service as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (iv) in the case of transfers between locations of the Company or between the Company, its Affiliates, or their respective successors. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” or “Disability” refers to a condition under which a Participant –

(a) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or

(b) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been extended.

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Executive Officer” has the meaning provided in Rule 3b-7 under the Exchange Act.

“Fair Market Value” means, as of any date (the “Determination Date”): (i) the closing price of a Share on the New York Stock Exchange, the NASDAQ Stock Market or the American Stock Exchange (collectively, the “Exchange”), on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is quoted on a quotation system, (A) the mean between the reported high and low sale prices on the Determination Date during the regular daily trading session or, (B) if selling prices are not reported for the Determination Date, the mean between the closing representative bid and asked prices for the stock on the Determination Date as reported by such quotation system; or (iii) if such stock is not traded on the Exchange or quoted but is otherwise traded over-the-counter, the mean between the representative bid and asked prices on the Determination Date; or (iv) if subsections (i)-(iii) do not apply, the fair market value as established in good faith by the Committee and in accordance with Section 409A of the Code.

“Grant Date” has the meaning set forth in Section 14 of the Plan.

“Incentive Share Option” or “ISO” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award Agreement.

“Nonqualified Stock Option” means an Option not intended to qualify as an ISO, as designated in the applicable Award Agreement.

“Option” means any stock option granted pursuant to Section 6 of the Plan.

“Participant” means any holder of one or more Awards, or the Shares issuable or issued upon exercise of such Awards, under the Plan.

“Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 10.

“Performance Compensation Awards” mean Awards granted pursuant to Section 10(a) of the Plan.

“Performance Unit” means Awards granted pursuant to Section 10(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization, or organizational entity.

“Plan” means this IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan.

“Reporting Person” means an officer, Director, or greater than ten percent shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Shares” mean Shares subject to restrictions imposed pursuant to Section 8 of the Plan.

“Restricted Share Units” mean the right to receive Shares granted pursuant to Section 8 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Securities Act” means of the Securities Act of 1933, as amended.

“Share Appreciation Right” or “SAR” means Awards granted pursuant to Section 7 of the Plan.

“Share” means a share of Common Stock, as adjusted in accordance with Section 13 of the Plan.

“Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any Affiliate.

“Unrestricted Shares” mean Shares awarded as unrestricted shares as described in Section 8 of the Plan.

z	REVOCABLE PROXY IBERIABANK Corporation	{

ANNUAL MEETING OF SHAREHOLDERS May 5, 2014

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 19, 2014, hereby appoint(s) Elaine D. Abell and O. Miles Pollard, Jr., or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Cabildo Room at the InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT ANNUAL MEETING INFORMATION
Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2014 is available electronically at http://www.iberiabank.com/proxy2014

FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. Election of Directors	☐	☐	☐
Nominees for a three-year term expiring in 2017:

(01) Harry V. Barton, Jr.
(02) E. Stewart Shea III
(03) David H. Welch
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

		For	Against	Abstain
2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.	☐	☐	☐

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

		For	Against	Abstain
3.	Approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐

		For	Against	Abstain
4.	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.	☐	☐	☐

5.	In their discretion, on other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 listed here-on.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

x	3802	y

z	REVOCABLE PROXY IBERIABANK Corporation	{

YOUR VOTE IS IMPORTANT!

PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.	By Telephone (using a Touch-Tone Phone); or

2.	By Internet; or

3.	By Mail.

To Vote by Telephone:

Call 1-855-574-1381 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., Eastern Time, May 5, 2014.

To Vote by Internet:

Go to https://www.proxyvote.com/ibkc prior to 3 a.m., Eastern Time, May 5, 2014.

Please note that the last vote received from a shareholder, whether by telephone, by Internet or by mail, will be the vote counted.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT ANNUAL MEETING INFORMATION

Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2014 is available electronically at http://www.iberiabank.com/proxy2014

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. Election of Directors	☐	☐	☐
Nominees for a three-year term expiring in 2017:

(01) Harry V. Barton, Jr.
(02) E. Stewart Shea III
(03) David H. Welch

INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

		For	Against	Abstain
2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.	☐	☐	☐

		For	Against	Abstain
3.	Approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐

		For	Against	Abstain
4.	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.	☐	☐	☐

5.	In their discretion, on other business as may properly come before the Annual Meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and 4 listed hereon.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, EACH HOLDER MAY SIGN BUT ONLY ONE HOLDER NEED SIGN.

x	y

IBERIABANK Corporation – ANNUAL MEETING, MAY 5, 2014

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com/proxy2014

You can vote in one of three ways:

1.	Call toll free 1-855-574-1381 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvote.com/ibkc and follow the instructions.

or

3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY

IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 5, 2014

4:00 p.m., Central Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of IBERIABANK Corporation (the “Company”) as of March 19, 2014, hereby appoint(s) Elaine D. Abell and O. Miles Pollard, Jr., or either of them, with full powers of substitution, as attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Cabildo Room at the InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., Central Time, and at any adjournment thereof, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. SHARES WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4. IF ANY OTHER BUSINESS IS PRESENTED AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. YOU MAY REVOKE THIS PROXY AT ANY TIME BEFORE THE TIME IT IS VOTED AT THE ANNUAL MEETING.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

3802

RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM IBERIABANK Corporation

YOUR VOTE IS IMPORTANT! PLAN VOTE AUTHORIZATION INSTRUCTIONS

Plan participants have three ways to authorize the Trustee:

1.     By Telephone (using a Touch-Tone Phone); or

2.     By Internet; or

3.     By Mail.

By Telephone:

Call 1-855-574-1381 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., Eastern Time, on April 28, 2014.

By Internet:

Go to https://www.proxyvote.com/ibkc prior to 3 a.m., Eastern Time, on April 28, 2014.

Please note that the last authorization received from a Plan participant, whether by telephone, by Internet or by mail, will be counted.

Mark here if you plan to attend the meeting.	☐

Mark here for address change.	☐

IMPORTANT ANNUAL MEETING INFORMATION
Important Notice Regarding the Availability of Proxy materials for the Annual Meeting of Shareholders to be held on May 5, 2014 is available electronically at http://www.iberiabank.com/proxy2014

FOLD HERE IF YOU ARE VOTING BY MAIL

PLEASE DO NOT DETACH

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE

	For	With- hold	For All Except
1. Election of Directors	☐	☐	☐
Nominees for a three-year term expiring in 2017:

(01) Harry V. Barton, Jr. (02) E. Stewart Shea III
(03) David H. Welch
INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.
RETIREMENT SAVINGS PLAN

	For	Against	Abstain
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2014.	☐	☐	☐

Please be sure to date and sign this vote authorization form in the box below.	Date

Sign above	Co-holder (if any) sign above

PLEASE SIGN THIS VOTE AUTHORIZATION FORM EXACTLY AS YOUR NAME APPEARS ON THIS FORM.

		For	Against	Abstain
3.	Approval of the IBERIABANK Corporation Amended and Restated 2010 Stock Incentive Plan.	☐	☐	☐

		For	Against	Abstain
4.	To consider and approve a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.	☐	☐	☐

5.	In their discretion, on other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4.

If any other business is brought before the Annual Meeting, this form will be voted by the Trustee in a manner intended to represent the best interest of participants and beneficiaries of the Plan. At the present time, the Company knows of no other business to be brought before the Annual Meeting.

The Trustee is hereby directed to vote my proportionate interest in the common stock of IBERIABANK Corporation in my Plan account as indicated above. If I do not return this form in a timely manner, shares representing my interest in said Plan will be voted in proportion to the manner in which other participants have voted their interests, subject to the determination that such a vote is for the exclusive benefit of Plan participants and beneficiaries.

IF NO INSTRUCTION IS SPECIFIED OR THIS PLAN VOTE AUTHORIZATION FORM IS RETURNED SIGNED WITHOUT INSTRUCTIONS, THIS FORM WILL BE VOTED IN PROPORTION TO THE MANNER IN WHICH OTHER PARTICIPANTS HAVE VOTED THEIR INTERESTS, SUBJECT TO THE DETERMINATION THAT SUCH A VOTE IS FOR THE EXCLUSIVE BENEFIT OF PLAN PARTICIPANTS AND BENEFICIARIES.

I understand that my voting instructions will be kept confidential. I acknowledge receipt of the Notice of Annual Meeting and Proxy Statement, dated April 7, 2014.

Your Confidential Plan Vote Authorization must be received by Registrar and Transfer Company no later than Monday, April 28, 2014.

IBERIABANK Corporation – ANNUAL MEETING, MAY 5, 2014

YOUR VOTE IS IMPORTANT!

Proxy Materials are available on-line at:

http://www.iberiabank.com/proxy2014

You can authorize the Plan Trustee to vote in one of three ways:

1.	Call toll free 1-855-574-1381 on a Touch-Tone Phone. There is NO CHARGE to you for this call.

or

2.	Via the Internet at https://www.proxyvote.com/ibkc and follow the instructions.

or

3.	Mark, sign and date your vote authorization form and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

RETIREMENT SAVINGS PLAN VOTE AUTHORIZATION FORM

IBERIABANK Corporation

ANNUAL MEETING OF SHAREHOLDERS

May 5, 2014

4:00 p.m., Central Time

Solicited on behalf of the Trustee of the IBERIABANK Corporation Retirement Savings Plan

I hereby direct the Trustee to vote my shares as follows:

RETIREMENT SAVINGS PLAN

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR

COMPLETE, DATE, SIGN, AND MAIL THIS VOTE AUTHORIZATION FORM PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

7428

CONFIDENTIAL RETIREMENT SAVINGS PLAN VOTING INSTRUCTIONS

SOLICITED ON BEHALF OF THE TRUSTEE OF THE

IBERIABANK CORPORATION RETIREMENT SAVINGS PLAN

FOR THE ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 5, 2014

Shares of common stock of IBERIABANK Corporation (the “Company”) are held by the Retirement Savings Plan (the “Plan”) in the participants’ accounts. In accordance with the Plan document, shares of the Company’s common stock held by the Plan are eligible to be counted toward the shareholder vote at the Company’s Annual Meeting of Shareholders to be held at InterContinental Hotel, 444 St. Charles Avenue, New Orleans, Louisiana, on Monday, May 5, 2014, at 4:00 p.m., local time (the “Annual Meeting”). Therefore, as a participant in the Plan with an investment in shares of Company common stock as of March 19, 2014, the record date for the Annual Meeting, you are eligible to direct the vote of your proportionate share of the Company common stock held in the Plan.

The Principal Trust Company (the “Trustee”) is the trustee of the Plan. The Trustee is directed to vote those shares of the Company common stock held in the Plan proportionately in accordance with the timely voting instructions it receives from participants. The Company has retained Registrar and Transfer Company as its agent to receive the Plan Vote Authorization Form completed by participants in the Plan and to tabulate the results.

The Trustee is forwarding the Confidential Plan Voting Instructions and Plan Vote Authorization Form so that you may convey your individual voting instructions to the Trustee on the matters to be considered at the Annual Meeting and on such other business as may properly come before the Annual Meeting or any adjournment thereof. The Company is not aware of any other business to be brought before the Annual Meeting other than as set forth in the accompanying proxy statement.

In order to direct the voting of your proportionate share of the Company common stock held in the Plan, you must either:

•	Complete, sign and date the Plan Vote Authorization Form and return it in the accompanying postage-paid envelope to Registrar and Transfer Company, the voting tabulator, at the following address: 10 Commerce Drive, Cranford, New Jersey 07016 – Your Plan Vote Authorization Form must be received by Registrar and Transfer Company no later than Monday, April 28, 2014;

•	Authorize the Trustee by telephone (using a touch-tone phone) – Call 1-855-574-1381 (toll free) prior to 3 a.m., Eastern Time, on April 28, 2014; or

•	Authorize the Trustee by internet – Go to https://www.proxyvote.com/ibkc prior to 3 a.m., Eastern Time, on April 28, 2014 (you must bear any costs associated with your internet access).

Your vote and the votes of other participants will be tallied by Registrar and Transfer Company and the results provided to the Trustee who will:

1.	vote the shares held in the Plan on the proposals specified on the Plan Vote Authorization Form, based on the timely voting instructions it has received from participants; and

2.	vote the shares as to which participants have not given timely instructions in the same proportion as the shares for which it has received timely voting instructions to vote so long as such vote is solely in the interests of the participants and beneficiaries and in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended. The effect of the foregoing procedure is that all shares of the Company common stock held in the Plan will be voted on the proposals specified on the Plan Vote Authorization Form in the same proportion as the votes timely received from participants.

Your individual vote will not be revealed to the Company.